Nvest Funds(SM)
Where The Best Minds Meet(R)


Nvest High
Income Fund


                                        Where
                                        The
                                        Best
                                        Minds
                                        Meet(R)




Annual Report
December 31, 2000

                               PRESIDENT'S LETTER


                                                                   February 2001
--------------------------------------------------------------------------------


[PHOTO]

John T. Hailer
President and Trustee
Nvest Funds


"Do-it-yourself investors who jumped from fund to fund chasing stellar performance in the 1990s did not do as well as those who consulted a professional adviser.*"


If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks
- those that appear undervalued relative to their earnings and assets - revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.

                                                       /s/ John T. Hailer

*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.

NOT FDIC INSURED                   MAY LOSE VALUE              NO BANK GUARANTEE

                             NVEST HIGH INCOME FUND

                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------


Putting Performance in Perspective

The charts comparing Nvest High Income Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.


                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

       12/31/90         10000          9550
       12/31/91         13655         13040
       12/31/92         15811         15100
       12/31/93         18423         17594
       12/31/94         17829         17027
       12/31/95         19929         19032
       12/31/96         22894         21864
       12/31/97         26414         25225
       12/31/98         25965         24796
       12/31/99         27004         25788
       12/31/00         22654         21634

This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                             NVEST HIGH INCOME FUND

                                        Average Annual Total Returns -- 12/31/00
--------------------------------------------------------------------------------


Class A (Inception 2/22/84)      1 Year       5 Years(7)      10 Years(7)

   Net Asset Value(1)            -16.09%         2.60%              8.51%
   With Maximum Sales Charge(2)  -19.85          1.67               8.01
--------------------------------------------------------------------------------

   Class B (Inception 9/20/93)   1 Year       5 Years(7)     Since Inception(7)

   Net Asset Value(1)            -16.59%         1.88%              2.79%
   With CDSC(3)                  -20.34          1.62               2.79
--------------------------------------------------------------------------------

   Class C (Inception 3/2/98)    1 Year    Since Inception

   Net Asset Value(1)            -16.59%        -6.45%
   With Maximum Sales Charge
     and CDSC(3)                 -18.13         -6.77
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                               Since       Since
                                                                               Fund's      Fund's
                                                                               Class B     Class C
Comparative Performance                          1 Year   5 Years   10 Years   Inception   Inception
   Lehman Brothers High Yield Index(4)           -5.86%   4.28%     11.16%      5.84%       -1.47%
   Morningstar High Yield Bond Fund Average(5)   -9.12    3.25       9.88       5.12        -2.96
   Lipper High Current Yield Average(6)          -8.38    3.36       9.99       4.57        -3.33
-----------------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. The Fund's current subadviser began managing the Fund on July 1, 1996. Results for earlier periods reflect performance under previous subadvisers.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000, are subject to the 1.00% sales charge. Class C share accounts established prior to December 1, 2000, are not subject to the additional 1.00% sales charge.

(4) Lehman Brothers High Yield Composite Index is an unmanaged index of fixed rate, coupon bearing, non-investment grade bonds. You may not invest directly in an index. Class B since inception return is calculated from 9/30/93. Class C since inception return is calculated from 2/28/98.

(5) Morningstar High Yield Bond Fund Average is the average performance without sales charges of funds with at least 65% of bond assets rated below BBB, as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93. Class C since-inception return is calculated from 2/28/98.

(6) Lipper High Current Yield Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class B since-inception return is calculated from 9/30/93. Class C since-inception return is calculated from 2/28/98.

(7) Fund performance may have been increased by voluntary expense waivers, without which performance would have been lower.

                             NVEST HIGH INCOME FUND

                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------

[PHOTOS]


Curt A. Mitchell
Michael J. Millhouse
Loomis, Sayles &
Company, L.P.

Q. How did Nvest High Income Fund perform during 2000?

For the 12 months ended December 31, 2000, the total return on Nvest High Income Fund Class A shares was -16.09% at net asset value, including $0.84 in reinvested dividends. The Fund's benchmark, Lehman Brothers High Yield Composite Index, returned -5.86% for the same period.

The relatively large portion of the Fund's assets in telecommunications was a major contributor to its disappointing results for the year. As recession fears mounted, weaker credits dragged down many solid companies. The fourth quarter was especially hard on this sector, but we are focusing on deeply discounted bonds issued by companies we believe are likely to hold their own in an economic slowdown and emerge as leaders in time.

Q.   What was the environment for high-yield bonds during the year?

The Federal Reserve Board's repeated rate hikes during the first half of 2000 drove short-term interest rates up, sending bond prices down. Long-term bonds, which are slower to respond to the Fed's policy changes, also succumbed in the course of the year. The high-yield market was affected more than other sectors because it is more sensitive to changes in interest rates, up or down. High-yield bonds are also closely tied to the equity market, so they traced much the same volatile pattern as stock prices.

As the cost of corporate borrowing increased during the year, the major bond-rating services downgraded many companies' ratings, fearful that a slowing economy might jeopardize their ability to meet their financial commitments. Indeed, as the year drew to a close, some highly visible companies began to issue warnings that their earnings would fall below projections for the year. As a result, throughout most of the year investors retreated to the sidelines, seeking the relative safety of U.S Treasury bonds. Long-term U.S. Treasury securities were the top-performing asset class in 2000, beating the stock market as well as the high-yield bond market for the year.

                             NVEST HIGH INCOME FUND

--------------------------------------------------------------------------------

Q.   What strategies did you use in managing the Fund?

Our strategy was two-fold: to raise overall credit quality and to increase the market capitalization of the companies we own, in an effort to reduce portfolio volatility and increase the stability of the Fund's income stream.

During the past 12 months, we shifted assets into higher quality credits that were trading at low valuations. Given the potential for continued economic uncertainty, we also focused on industry leaders in strong business sectors. In troubled times, larger companies have much greater financial flexibility than second-tier players.

In addition, we looked for potentially rewarding opportunities in out-of-favor sectors, such as retailing. Although the retailing sector was hard hit in recent months, Kmart Financing I (a recent purchase) has a dynamic new leadership team that is instituting a complete restructuring program. And with retailing issues at depressed levels, we were able to purchase Kmart at an attractive price.

In the airline industry, USAir caught our attention. With a possible merger with United Airlines on the horizon, the bond has strong upgrade potential. What's more, these bonds are collateralized by aircraft, providing downside credit protection.

We also added to Nvest High Income Fund's telecommunications holdings, purchasing Williams Communications Group Inc. and Level 3 Communications, Inc. Despite the many changes in this industry, we remain bullish on the future of the companies represented in the portfolio. The key is selectivity - striving to identify issues that will be the winners in the industry. We depend on Loomis Sayles' research team to help us sort through the abundance of bonds, looking for those that offer the most promise.

Q. Which factors hurt the Fund's performance most in 2000?

The market favored high-quality issues in 2000, and this was the greatest negative. Nvest High Income Fund's primary objective is to seek high current income, so we focus on lower quality bonds, which offer more generous yields than higher quality issues. Despite the difficult market last year, high-yield bonds historically have provided generous returns through full market cycles.

Q. What is your current outlook?

As 2000 drew to a close, concerns about inflation were being replaced by concerns about a possible recession, and the Fed began to hint that it might ease monetary policy. Even so, the cut in short-term interest rates, announced just a

                             NVEST HIGH INCOME FUND

--------------------------------------------------------------------------------

few days into 2001, surprised most observers by its size (0.5%) and timing (almost four weeks before the next scheduled Board meeting). We believe that this rate cut should help guide the economy to a soft landing and calm the capital markets. However, the transition from rapid economic growth to a more moderate pace will not be easy.

Nonetheless, we believe the outlook for high-yield bonds in the coming year is positive because prices already reflect the prospect of a slower economy. As the transition progresses and interest rates subside, we believe investors will return to the high-yield market in search of higher returns.

                         Quality Allocation -- 12/31/00

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                       BB                              22.2%
                       B                               56.3%
                       CCC                             10.2%
                       Other                           11.3%

Portfolio holdings and asset allocation will vary.


                         Country Allocation -- 12/31/00

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                       United States                    84.9%
                       Mexico                            8.8%
                       Phillipines                       3.0%
                       Mauritius                         2.8%
                       United Kingdom                    0.5%

Portfolio holdings and asset allocation will vary.


This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest High Income Fund may invest in lower rated bonds, which may offer higher yields in return for more risk. It may also invest a portion of assets in foreign and emerging market securities, which have special risks. The Fund may also invest in U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not. These risks effect your investment's value. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION


Investments as of December 31, 2000


Bonds and Notes -- 88.6% of Total Net Assets

                                                     Ratings (c)(unaudited)
                                                     ----------------------
   Principal                                                      Standard
    Amount    Description                              Moody's    & Poor's      Value (a)
------------------------------------------------------------------------------------------
              Airlines -- 3.1%
$ 3,250,000   US Airways, Inc., 10.375%, 3/01/2013 ..    Ba3          BB-       $3,059,622
                                                                                ----------
              Auto & Related -- 1.7%
  2,200,000   Advance Stores Co., Inc., 10.250%,
              4/15/2008 .............................    B3           B-         1,661,000
                                                                                ----------
              Cable & Media -- 16.0%
  3,000,000   Adelphia Communications Corp.,
              10.875%, 10/01/2010 ...................    B2           B+         2,880,000
  9,000,000   Charter Communications Holdings,
              0/9.920%, 4/01/2011 (d) ...............    B2           B+         5,242,500
  3,500,000   NTL Communications Corp., 11.500%,
              10/01/2008 ............................    B2           B          3,106,250
  3,000,000   NTL, Inc., 0/9.750%, 4/01/2008 (d) ....    B2           B          1,657,500
  4,615,000   RCN Corp., 0/9.800%, 2/15/2008 (d) ....    B3           B-         1,476,800
  4,715,000   RCN Corp., 0/11.250%, 10/15/2007 (d) ..    B3           B-         1,697,400
                                                                                ----------
                                                                                16,060,450
                                                                                ----------
              Chemicals -- 7.3%
 11,000,000   Huntsman ICI Chemicals, 144A, Zero
              Coupon, 12/31/2009 ....................    B3           B+         3,080,000
  4,500,000   Lyondell Chemical Co., 10.875%,
              5/01/2009 (g) .........................    B2           B+         4,241,250
                                                                                ----------
                                                                                 7,321,250
                                                                                ----------
              Industrial Services -- 3.0%
  4,000,000   United Rentals, Inc., 9.250%,
              1/15/2009 (g) .........................    B2           BB-        3,035,000
                                                                                ----------
              Media & Entertainment -- 8.8%
  7,890,000   Fox Family Worldwide, Inc., 0/10.250%,
              11/01/2007 (d) ........................    B2           B+         6,312,000
  4,000,000   Liberty Group Publishing, Inc.,
              0/11.625%, 2/01/2009 (d) ..............    Caa2         CCC+       2,520,000
                                                                                ----------
                                                                                 8,832,000
                                                                                ----------
              Oil & Gas-Drilling & Equipment -- 3.2%
  2,750,000   RBF Finance Co., 11.375%, 3/15/2009 ...    Ba3          BB-        3,190,000
                                                                                ----------
              Packaging & Containers -- 2.6%
  2,556,000   Stone Container Corp., 12.250%,
              4/01/2002 .............................    B3           B-         2,578,365
                                                                                ----------
              Paper -- 2.7%
  5,136,000   Pindo Deli Finance Mauritius Ltd.,
              10.250%, 10/01/2002 (yankee) ..........    B3           CCC+       2,734,920
                                                                                ----------
              Railroads & Equipment -- 2.4%
  3,250,000   TFM SA de CV, 0/11.750%, 6/15/2009
              (yankee) (d) ..........................    B1           BB-        2,413,125
                                                                                ----------
              Restaurants -- 2.1%
  2,500,000   Dominos, Inc., 10.375%, 1/15/2009 (g) .    B3           B-         2,112,500
                                                                                ----------
              Steel -- 1.1%
  3,250,000   Altos Hornos de Mexico SA de CV,
              11.875%, 4/30/2004 (yankee) (f) .......    Caa3         D          1,080,625
                                                                                ----------
              Telecommunications -- 20.1%
  1,500,000   Alestra SA de RL de CV, 144A, 12.125%,
              5/15/2006 (yankee) ....................    B2           BB-        1,203,750
  5,000,000   Alestra SA de RL de CV, 144A, 12.625%,
              5/15/2009 (yankee) (g) ................    B2           BB-        4,012,500
  6,500,000   Intermedia Communications, Inc.,
              0/12.250%, 3/01/2009 (d) ..............    B3           CCC+       2,600,000
  6,750,000   Level 3 Communications, Inc.,
              0/12.875%, 3/15/2010 (d) ..............    B3           B          3,172,500

6               See accompanying notes to financial statements.

                                                     Ratings (c)(unaudited)
                                                     ----------------------
   Principal                                                      Standard
    Amount    Description                              Moody's    & Poor's      Value (a)
------------------------------------------------------------------------------------------
              Telecommunications -- continued
$ 3,500,000   Philippine Long Distance Telephone Co.,
              10.500%, 4/15/2009 (yankee) (g) .......    Ba2          BB+       $2,957,678
  3,775,000   Williams Communications Group, Inc.,
              10.875%, 10/01/2009 ...................    B2           B+         2,831,250
  6,960,000   XO Communications, Inc., 0/12.250%,
              6/01/2009 (d) .........................    B2           B          3,375,600
                                                                                ----------
                                                                                20,153,278
                                                                                ----------
              Telecommunications-Cellular -- 7.7%
  4,000,000   Dolphin Telecom PLC,
              0/14.000%, 5/15/2009 (yankee) (d) (g) .    Caa2         CCC-         460,000
  3,000,000   Grupo Iusacell SA de CV, 14.250%,
              12/01/2006 (yankee) (g) ...............    B1           B+         2,962,500
  4,250,000   Nextel International, Inc., 0/12.125%,
              4/15/2008 (d) .........................    Caa1         B-         2,507,500
  2,600,000   Nextel Partners, Inc., 0/14.000%,
              2/01/2009 (d) .........................    B3           CCC+       1,748,500
                                                                                ----------
                                                                                 7,678,500
                                                                                ----------
              Utilities -- 2.1%
  2,957,679   Panda Funding Corp., 11.625%, 8/20/2012    Ba3          BB-        2,070,375
                                                                                ----------
              Waste Management -- 4.7%
  5,000,000   Allied Waste Industries, Inc., 144A,
              10.000%, 8/01/2009 ....................    B2           B+         4,737,500
                                                                                ----------
              Total Bonds and Notes (Identified Cost
              $109,249,932) .........................                           88,718,510
                                                                                ----------
Common Stock -- 0.0%

     Shares
------------------------------------------------------------------------------------------
      1,750   Ameriking, Inc. .......................                                1,750
      1,237   Mothers Work, Inc. (f) ................                               12,293
                                                                                ----------
              Total Common Stock
               (Identified Cost $81,073) ............                               14,043
                                                                                ----------
Preferred Stock -- 8.7%

------------------------------------------------------------------------------------------
              Cable & Media -- 4.0%
     37,395   CSC Holdings, Inc., 11.125%, 04/01/2001
               (pay-in-kind) ........................                            3,973,219
                                                                                ----------
              Food & Beverages -- 0.0%
     30,737   Nebco Evans Holding Co.,
              11.250%, 03/01/2008
                (pay-in-kind) (e) (f) ...............                               11,526
                                                                                ----------
              Insurance -- 0.0%
     15,000   Superior National Capital Trust I,
                10.75%, 12/01/2017 (f) ..............                                1,875
                                                                                ----------
              Media & Entertainment -- 1.5%
     59,641   Liberty Group Publishing, Inc.
              14.750%, 02/01/2010 (pay-in-kind) .....                            1,476,115
                                                                                ----------
              Retail -- 2.2%
     82,000   Kmart Financing I, 7.750%, 06/15/2016 .                            2,188,375
                                                                                ----------


                See accompanying notes to financial statements.                7

Investments as of December 31, 2000

Preferred Stock-- continued

      Shares  Description                                                        Value (a)
------------------------------------------------------------------------------------------
              Telecommunications -- 1.0%
      3,688   Adelphia Business Solutions, Inc., 12.875%, 10/15/2007
              (pay-in-kind) (g) ............................................   $ 1,069,520
                                                                               -----------
              Total Preferred Stock (Identified Cost $14,570,780) ..........     8,720,630
                                                                               -----------
Short Term Investments -- 1.4%

   Principal
    Amount
------------------------------------------------------------------------------------------
$ 1,374,000   Repurchase Agreement with State Street Bank and Trust Co.
              dated 12/29/2000 at 5.250% to be repurchased at $1,374,802 on 1/02/2001, collateralized by $965,000 U.S. Treasury Bond
              at 12.000% due 8/15/2013 with a value of $1,405,281 ..........     1,374,000
                                                                              ------------
              Total Short Term Investment (Identified Cost $1,374,000) .....     1,374,000
                                                                              ------------
              Total Investments - 98.7% (Identified Cost $125,275,785) (b) .    98,827,183
              Other assets less liabilities ................................     1,294,472
                                                                              ------------
              Total Net Assets - 100% ......................................  $100,121,655
                                                                              ============

(a)  See Note 1a of Notes to the Financial Statements.

(b) Federal Tax Information: At December 31, 2000 the net unrealized depreciation on investments based on cost for federal income tax purposes of $125,275,785 was as follows:

     Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost.............................   $  1,188,302
     Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value.............................    (27,636,904)
                                                                              ------------
     Net unrealized depreciation...........................................   $(26,448,602)
                                                                              ============

     At December 31, 2000 the Fund had a net tax basis capital loss carryover of $18,552,106 of which $1,019,386 expires on December 31, 2004, $918,790 expires on December 31, 2007 and $16,613,930 expires on December 31, 2008.
     This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c) The ratings shown are believed to be the most recent ratings available at December 31, 2000. Securities are generally rated at the time of issuance.
     The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2000. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.

(e)  Issuer filed petition under Chapter 11 of Federal Bankruptcy Code.

(f)  Non-income producing security.

(g) All or a portion of this security was on loan to brokers at December 31, 2000.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,033,750 or 13.0 % of net assets.


8               See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

December 31, 2000

ASSETS
   Investments at value (Identified cost $125,275,785)                           $ 98,827,183
   Cash ...............................................                                   810
   Investments held as collateral for loaned securities                            19,721,901
   Receivable for:
     Fund shares sold .................................                               175,544
     Dividends and interest ...........................                             1,777,428
                                                                                 ------------
                                                                                  120,502,866
LIABILITIES
   Payable for:
     Collateral on securities loaned, at value ........     $  19,721,901
     Fund shares redeemed .............................           400,426
     Dividends declared ...............................            98,931
   Accrued expenses:
     Management fees ..................................            59,253
     Deferred trustees' fees ..........................            15,638
     Accounting and administrative ....................             3,059
     Transfer agent ...................................            21,850
     Other ............................................            60,153
                                                             ------------
                                                                                   20,381,211
                                                                                 ------------
NET ASSETS ............................................                          $100,121,655
                                                                                 ============
   Net Assets consist of:
     Paid in capital ..................................                          $159,541,613
     Overdistributed net investment income ............                               (62,255)
     Accumulated net realized gains (losses) ..........                           (32,909,101)
     Unrealized appreciation (depreciation)
       on investments - net ...........................                           (26,448,602)
                                                                                 ------------
NET ASSETS ............................................                          $100,121,655
                                                                                 ============

Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
     ($46,960,332 / 7,559,892  shares of beneficial
     interest) ........................................                               $  6.21
                                                                                      =======
Offering price per share (100 / 95.50 of $6.21) .......                               $  6.50*
                                                                                      =======
Net asset value and offering price of Class B shares
   ($47,792,746 / 7,686,822  shares of beneficial
   interest) ..........................................                               $  6.22**
                                                                                      =======
Net asset value of Class C shares
   ($5,368,577 / 863,750 shares of beneficial
   interest) ..........................................                               $  6.22**
                                                                                      =======
Offering price per share (100 / 99.00 of $6.22) .......                               $  6.28
                                                                                      =======

*    Based upon single purchases of less than $100,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.                9

                            STATEMENT OF OPERATIONS


Year Ended December 31, 2000


INVESTMENT INCOME
   Dividends........................................               $  1,500,704
   Interest.........................................                 15,038,834
   Securities lending income........................                     76,994
                                                                   ------------
                                                                     16,616,532

   Expenses
     Management fees................................   $ 905,934
     Service fees - Class A.........................     153,426
     Service and distribution fees - Class B........     607,186
     Service and distribution fees - Class C........      73,309
     Trustees' fees and expenses....................      10,077
     Accounting and administrative..................      46,176
     Custodian......................................      79,392
     Transfer agent ................................     257,158
     Audit and tax services.........................      46,372
     Legal..........................................       2,159
     Printing.......................................      50,060
     Registration...................................      38,940
     Miscellaneous..................................       5,999
                                                       ---------
   Total expenses...................................                  2,276,188
                                                                   ------------
   Net investment income............................                 14,340,344
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Realized gain (loss) on Investments - net........                (26,382,414)
   Unrealized appreciation (depreciation) on
     Investments - net..............................                 (9,573,036)
                                                                   ------------
   Net gain (loss) on investment transactions.......                (35,955,450)
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS              $(21,615,106)
                                                                   ============

10              See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended December 31,
                                                           -------------------------------
                                                               1999              2000
                                                          -------------      -------------
FROM OPERATIONS

   Net investment income ............................     $  15,253,382      $  14,340,344
   Net realized gain (loss) on investments ..........        (5,350,213)       (26,382,414)
   Net unrealized appreciation (depreciation)
     on investments .................................        (4,841,831)        (9,573,036)
                                                          -------------      -------------
   Increase (decrease) in net assets from operations          5,061,338        (21,615,106)
                                                          -------------      -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Class A ........................................        (7,920,629)        (6,907,867)
     Class B ........................................        (6,647,632)        (6,381,249)
     Class C ........................................          (921,961)          (769,066)
   In excess of net investment income
     Class A ........................................           (68,380)                 0
     Class B ........................................           (57,390)                 0
     Class C ........................................            (7,960)                 0
                                                          -------------      -------------
                                                            (15,623,952)       (14,058,182)
                                                          -------------      -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS ..........        23,429,833        (18,149,684)
                                                          -------------      -------------
Total increase (decrease) in net assets .............        12,867,219        (53,822,972)
                                                          -------------      -------------

NET ASSETS
    Beginning of the year ...........................       141,077,408        153,944,627
                                                          -------------      -------------
    End of the year .................................     $ 153,944,627      $ 100,121,655
                                                          =============      =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
    End of the year .................................     $    (344,417)     $     (62,255)
                                                          =============      =============


                 See accompanying notes to financial statement.               11

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.


                                                                                  Class A
                                               -----------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                               -----------------------------------------------------------------------------
                                                  1996               1997            1998            1999            2000
                                               ----------         ----------      ----------      ----------      ----------
Net Asset Value, Beginning of the Year ...     $     8.98         $     9.42      $     9.94      $     8.86      $     8.30
                                               ----------         ----------      ----------      ----------      ----------
Income From Investment Operations
Net Investment Income ....................           0.84               0.87            0.92            0.89            0.86
Net Realized and Unrealized Gain (Loss) on
   Investments ...........................           0.44               0.52           (1.08)          (0.54)          (2.11)
                                               ----------         ----------      ----------      ----------      ----------
Total From Investment Operations .........           1.28               1.39           (0.16)           0.35           (1.25)
                                               ----------         ----------      ----------      ----------      ----------
Less Distributions
Dividends From Net Investment Income .....          (0.83)             (0.87)          (0.92)          (0.90)          (0.84)
Distributions in Excess of Net Investment
     Income ..............................          (0.01)              0.00            0.00           (0.01)           0.00
                                               ----------         ----------      ----------      ----------      ----------
Total Distributions ......................          (0.84)             (0.87)          (0.92)          (0.91)          (0.84)
                                               ----------         ----------      ----------      ----------      ----------
Net Asset Value, End of the Year .........     $     9.42         $     9.94      $     8.86      $     8.30      $     6.21
                                               ==========         ==========      ==========      ==========      ==========
Total Return (%) (a) .....................           14.9               15.4            (1.8)            4.0           (16.1)
Ratio of Operating Expenses to Average Net
     Assets (%) ..........................           1.53(b)            1.36            1.32            1.28            1.36
Ratio of Net Investment Income to Average
     Net Assets (%) ......................           9.32               9.03            9.81           10.22           11.47
Portfolio Turnover Rate ..................            134                 99              75              89              60
Net Assets, End of the Year (000) ........     $   42,992         $   62,739      $   73,023      $   74,589      $   46,960

The subadviser to the Fund prior to July 1, 1996 was Back Bay Advisors, L.P. Effective July 1, 1996 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.

(a)  A sales charge is not reflected in total return calculations.

(b) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, the expense ratio would have been higher.


12              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                                                                  Class B
                                               -----------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                               -----------------------------------------------------------------------------
                                                  1996               1997            1998            1999            2000
                                               ----------         ----------      ----------      ----------      ----------
Net Asset Value, Beginning of the Year ...     $     8.98         $     9.42      $     9.93      $     8.85      $     8.30
                                               ----------         ----------      ----------      ----------      ----------
Income From Investment Operations
Net Investment Income ....................           0.79               0.80            0.85            0.82            0.81
Net Realized and Unrealized Gain (Loss) on
   Investments ...........................           0.42               0.51           (1.08)          (0.53)          (2.11)
                                               ----------         ----------      ----------      ----------      ----------
Total From Investment Operations .........           1.21               1.31           (0.23)           0.29           (1.30)
                                               ----------         ----------      ----------      ----------      ----------
Less Distributions
Dividends From Net Investment Income .....          (0.76)             (0.80)          (0.85)          (0.83)          (0.78)
Distributions in Excess of Net Investment
     Income ..............................          (0.01)              0.00            0.00           (0.01)           0.00
                                               ----------         ----------      ----------      ----------      ----------
Total Distributions ......................          (0.77)             (0.80)          (0.85)          (0.84)          (0.78)
                                               ----------         ----------      ----------      ----------      ----------
Net Asset Value, End of the Year .........     $     9.42         $     9.93      $     8.85      $     8.30      $     6.22
                                               ==========         ==========      ==========      ==========      ==========
Total Return (%) (a) .....................           14.1               14.4            (2.5)            3.3           (16.6)
Ratio of Operating Expenses to Average Net
   Assets (%) ............................           2.19(b)            2.11            2.07            2.03            2.11
Ratio of Net Investment Income to Average
     Net Assets (%) ......................           8.33               8.28            9.06            9.47           10.72
Portfolio Turnover Rate ..................            134                 99              75              89              60
Net Assets, End of the Year (000) ........     $   17,767         $   42,401      $   60,322      $   70,218      $   47,793

The subadviser to the Fund prior to July 1, 1996 was Back Bay Advisors, L.P. Effective July 1, 1996 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, the expense ratio would have been higher.

                See accompanying notes to financial statements.               13

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                                      Class C
                                       -----------------------------------
                                      March 2, (a)
                                         through          Year Ended
                                      December 31,       December 31,
                                      -----------    ---------------------
                                          1998         1999         2000
                                       --------      --------     --------
Net asset value, Beginning of the
     Period.........................   $   9.96      $   8.85     $   8.30
                                       --------      --------     --------
Income From Investment Operations
Net Investment Income...............       0.69          0.82         0.81
Net Realized and Unrealized Gain
     (Loss) on Investments..........      (1.08)        (0.53)       (2.11)
                                       --------      --------     --------
Total From Investment Operations....      (0.39)         0.29        (1.30)
                                       --------      --------     --------
Less Distributions
Distributions From Net Investment
     Income.........................      (0.72)        (0.83)       (0.78)
Distributions in Excess of Net
     Investment Income..............       0.00         (0.01)        0.00
                                       --------      --------     --------
Total Distributions.................      (0.72)        (0.84)       (0.78)
                                       --------      --------     --------
Net Asset Value, End of the Period..   $   8.85      $   8.30     $   6.22
                                       ========      ========     ========
Total Return (%) (b)................       (4.1)          3.3        (16.6)
Ratio of Operating Expenses to
     Average Net Assets (%).........       2.07(c)       2.03         2.11
Ratio of Net Investment Income to
     Average Net Assets (%).........       9.06(c)       9.47        10.72
Portfolio Turnover Rate.............         75            89           60
Net Assets, End of the Period (000).   $  7,732      $  9,138     $  5,369

(a)  Commencement of operations.

(b) A sales charge and a contingent deferred sales charge are not reflected in total return calculations.

(c)  Computed on an annualized basis.

14              See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2000


1. Significant Accounting Policies. The Nvest High Income Fund (the "Fund") is a series of Nvest Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to an additional contingent deferred sales charge of 1.00% if those shares are redeemed within one year. Accounts established prior to December 1, 2000 will not be subject to the 1.00% front end sales charge for exchange or additional purchases of Class C shares.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest

For the Year Ended December 31, 2000


income is increased by the accretion of original issue discount and/or market discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The accumulative effect of adopting this accounting principle will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to capital loss carryforwards. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) were $73,658,989 and $84,810,289, respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets and 0.65% of such assets in excess of $200 million, reduced by the payment to the Fund's investment subadviser Loomis, Sayles & Company L.P. ("Loomis Sayles") at the rate of 0.35% of the first $200 million of the Fund's average daily net assets and 0.30% of such assets in excess of $200 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A.

For the Year Ended December 31, 2000


Fees earned by Nvest Management and Loomis Sayles under the management agreements in effect during the year ended December 31, 2000 are as follows:

                           Fees Earned
                           -----------

                           Nvest  Management      $452,967
                           Loomis Sayles           452,967
                                                ----------
                                                  $905,934
                                                ==========

The effective management fee for the year ended December 31, 2000 was 0.70%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC its pro rata portion of a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000, these expenses amounted to $46,176, and are shown separately in the financial statements as accounting and administrative. The accounting and administrative expense for the year ended December 31, 2000 was 0.035%.

c. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plan relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds $153,426 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $151,797 and $18,327 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $455,389 and $54,982 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors in shares of the Fund during the year ended December 31, 2000 amounted to $476,169.

For the Year Ended December 31, 2000


d. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services ("BFDS") serves as a sub-transfer agent for the Fund. NSC receives account fees for shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. For the year ended December 31, 2000, the Fund paid NSC $183,706 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement for Class A, Class B and Class C.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Concentration of Credit; Lower Rated Securities. The Fund invests in securities offering high current income which generally will be rated below investment grade by recognized rating agencies. Certain of these lower rated securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and generally involve more credit risk than securities in higher rating categories. In addition, the trading market for lower rated securities may be less liquid than the market for higher-rated securities.

5. Capital Shares. At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C. Transactions in capital shares were as follows:

                                                                             Year Ended December 31,
                                                             ----------------------------------------------------------
                                                                        1999                          2000
                                                             ---------------------------    ---------------------------
 Class A                                                       Shares          Amount         Shares          Amount
 -------                                                     -----------    ------------    -----------    ------------
     Shares sold .........................................     2,776,755    $ 24,331,756      1,717,005    $ 13,101,290
     Shares issued in connection with the reinvestment of:
       Dividends from net investment income ..............       596,642       5,169,476        578,375       4,247,799
                                                             -----------    ------------    -----------    ------------
                                                               3,373,397      29,501,232      2,295,380      17,349,089
     Shares repurchased ..................................    (2,630,575)    (22,779,736)    (3,723,936)    (28,123,632)
                                                             -----------    ------------    -----------    ------------
     Net increase (decrease) .............................       742,822    $  6,721,496     (1,428,556)   $(10,774,543)
                                                             -----------    ------------    -----------    ------------


For the Year Ended December 31, 2000


                                                                             Year Ended December 31,
                                                             ----------------------------------------------------------
                                                                        1999                          2000
                                                             ---------------------------    ---------------------------
 Class B                                                       Shares          Amount         Shares          Amount
 -------                                                     -----------    ------------    -----------    ------------
     Shares sold .........................................     3,309,644    $ 29,017,220       1,757,076   $ 13,136,120
     Shares issued in connection with the reinvestment of:
       Dividends from net investment income ..............       307,591       2,663,895        329,652       2,418,231
                                                             -----------    ------------    -----------    ------------
                                                               3,617,235      31,681,115      2,086,728      15,554,351
     Shares repurchased .................................     (1,975,114)    (17,078,385)    (2,855,061)    (21,157,055)
                                                             -----------    ------------    -----------    ------------
     Net increase (decrease) ............................      1,642,121     $14,602,730       (768,333)   $ (5,602,704)
                                                             -----------    ------------    -----------    ------------

                                                                             Year Ended December 31,
                                                             ----------------------------------------------------------
                                                                        1999                          2000
                                                             ---------------------------    ---------------------------
 Class C                                                       Shares          Amount         Shares          Amount
 -------                                                     -----------    ------------    -----------    ------------
     Shares sold ......................................          490,356    $  4,353,871        231,080    $  1,717,419
     Shares issued in connection with the reinvestment of:
       Dividends from net investment income ...........           62,774         533,304         63,645         468,916
                                                             -----------    ------------    -----------    ------------
                                                                 553,130       4,887,175        294,725       2,186,335
     Shares repurchased ...............................         (325,690)     (2,781,568)      (531,837)     (3,958,772)
                                                             -----------    ------------    -----------    ------------
     Net increase (decrease) ..........................          227,440    $  2,105,607       (237,112)   $ (1,772,437)
                                                             -----------    ------------    -----------    ------------

  Increase derived from capital shares transactions ...        2,612,383    $ 23,429,833     (2,434,001)   $(18,149,684)
                                                             ===========    ============    ===========    ============

6. Line of Credit. The Fund along with certain other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 2000.

7. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 2000, the Fund had on loan securities having a market value of $19,840,795 collateralized by cash in the amount of $19,721,901 which was invested in a short-term instrument. The market value of the loaned securities is determined at the close of business on December 31, 2000. Any additional required collateral is requested from the borrower and delivered to the Fund subsequent to year end.

8. Concentration of Risk. The Fund had the following geographic concentrations in excess of 10% of its total net assets at December 31, 2000: United States 85.2%. The Fund pursues its objectives by investing in domestic and foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Nvest Funds Trust II
and the Shareholders of the Nvest High Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest High Income Fund (the "Fund"), a series of Nvest Funds Trust II, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

                             ADDITIONAL INFORMATION


Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

          Voted For     Voted Against     Abstained Votes       Total Votes
       --------------   --------------   ----------------     --------------
       11,358,323.295     64,841.981        380,899.305       11,804,064.581

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and Loomis, Sayles & Company, L.P.

          Voted For      Voted Against    Abstained Votes       Total Votes
       --------------   --------------   ----------------     --------------
       11,368,400.425     81,435.009        354,229.147       11,804,064.581

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                                 Affirmative        Withheld          Total
                               --------------     -------------   --------------
Graham T. Allison, Jr.         50,351,179.727     1,891,502.478   52,242,682.205
Daniel M. Cain                 50,358,991.628     1,883,690.577   52,242,682.205
Kenneth J. Cowan               50,332,652.513     1,910,029.692   52,242,682.205
Richard Darman                 50,340,819.239     1,901,862.966   52,242,682.205
Sandra O. Moose                50,337,844.135     1,904,838.070   52,242,682.205
John A. Shane                  50,350,695.242     1,891,986.963   52,242,682.205
Peter S. Voss                  50,358,652.504     1,884,029.701   52,242,682.205
Pendleton P. White             50,336,723.808     1,905,958.397   52,242,682.205
John T. Hailer                 50,354,056.572     1,888,625.633   52,242,682.205

                             REGULAR INVESTING PAYS

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.

2.   It's convenient and effortless.

3.   It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  The Power of Monthly Investing

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIALS.]





Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                             SAVING FOR RETIREMENT


                                        An Early Start Can Make a Big Difference
--------------------------------------------------------------------------------

With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

                                                    Two Hypothetical Investments


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]




Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any Nvest Fund. The value and returns on Nvest funds will fluctuate with changing market conditions.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market:

Number of outstanding shares X current market price of a share = market capitalization.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

                                  NVEST FUNDS

                           Nvest AEW Real Estate Fund
                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust - Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

* Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

                               INVESTMENT MANAGERS

  AEW Management and Advisors                    Loomis, Sayles & Company
       Back Bay Advisors                       Montgomery Asset Management
   Capital Growth Management                     RS Investment Management
Harris Associates/Oakmark Funds                Vaughan, Nelson, Scarborough
   Janus Capital Corporation                          & McCullough
        Jurika & Voyles                        Westpeak Investment Advisors
         Kobrick Funds

  For current fund performance, ask your financial representative, access the Nvest Funds Web site at www.nvestfunds.com, or call Nvest Funds for the current edition of Fund Facts.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                               --------------
Nvest Funds(SM)                                                   PRESORT
Where The Best Minds Meet(R)                                      STANDARD
                                                                U.S. POSTAGE
---------------------                                               PAID
   P.O. Box 8551                                                BROCKTON, MA
                                                               PERMIT NO. 770
Boston, Massachusetts                                          --------------

     02266-8551
---------------------

 www.nvestfunds.com


                         To the household of:

DROWNING IN PAPER?

Go to:    www.nvestfunds.com
Click on: Sign up now for e-delivery*
          Get your next Nvest
          Fund report online.

*not available for Corporate Retirement Plans and Simple IRAs

               HP56-1200

[RECYCLING LOGO] Printed On Recycled Paper

Nvest Funds(SM)
Where The Best Minds Meet(R)

Nvest
Massachusetts Tax
Free Income Fund


                                        Where
                                        The
                                        Best
                                        Minds
                                        Meet(R)



Annual Report
December 31, 2000

                               PRESIDENT'S LETTER

                                                                   February 2001
--------------------------------------------------------------------------------

[PHOTO]

John T. Hailer
President and Trustee
Nvest Funds

"Do-it-yourself investors who jumped from fund to fund chasing stellar performance in the 1990s did not do as well as those who consulted a professional adviser.*"


If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks -- those that appear undervalued relative to their earnings and assets -- revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.


                                             /s/ John T. Hailer

*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.

NOT FDIC INSURED                  MAY LOSE VALUE               NO BANK GUARANTEE

                    NVEST MASSACHUSETTS TAX FREE INCOME FUND

                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Massachusetts Tax Free Income Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

       12/31/90         10000          9575
       12/31/91         11148         10674
       12/31/92         12159         11642
       12/31/93         13667         13086
       12/31/94         12660         12122
       12/31/95         14918         14284
       12/31/96         15401         14747
       12/31/97         16836         16121
       12/31/98         17663         16913
       12/31/99         16935         16215
       12/31/00         18501         17714



This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

NVEST MASSACHUSETTS TAX FREE INCOME FUND

                                        Average Annual Total Returns -- 12/31/00
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 Class A (Inception 3/23/84)         1 Year      5 Years           10 Years
  Net Asset Value(1, 4)               9.27%       4.40%             6.34%
  With Maximum Sales Charge(2, 4)     4.60        3.50              5.88
-------------------------------------------------------------------------------------------

  Class B (Inception 9/13/93)        1 Year      5 Years       Since Inception
  Net Asset Value(1, 4)               8.59%       3.74%             3.65%
  With CDSC(3, 4)                     3.59        3.41              3.65
-------------------------------------------------------------------------------------------

                                                                                 Since
                                                                                 Fund's
                                                                                 Class B
  Comparative Performance                     1 Year     5 Years     10 Years    Inception
  Lehman Brothers Municipal Bond Index(5)      11.68%      5.84%       7.32%      5.75%
  Morningstar Muni Single State Long Avg.(6)   10.75       4.65        6.63       4.56
  Lipper MA Municipal Debt Average(7)          11.53       4.74        6.87       4.69
-------------------------------------------------------------------------------------------

These returns represent past performance. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

                                                           Yields as of 12/31/00
--------------------------------------------------------------------------------
                                          Class A                      Class B

    SEC 30-day Yield8                       4.76%                        4.34%
    Taxable Equivalent Yield9               8.37                         7.63
--------------------------------------------------------------------------------

Notes to Charts

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.25%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.

(4) Fund performance may have been increased by voluntary expense waivers, without which performance would have been lower.

(5) Lehman Brothers Municipal Bond Index is an unmanaged composite measure of the performance of the municipal bond market. You may not invest directly in an index. Class B since-inception return is calculated from 9/30/93.

(6) Morningstar Muni Single State Long Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93.

(7) Lipper Massachusetts Municipal Debt Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class B since-inception return is calculated from 9/30/93.

(8) SEC yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.

(9) Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 43.13%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

NVEST MASSACHUSETTS TAX FREE INCOME FUND

                                           Interview with Your Portfolio Manager
--------------------------------------------------------------------------------

[PHOTO]

James Welch
Back Bay Advisors, L.P.


Q.   How did Nvest Massachusetts Tax Free Income Fund perform during 2000?

For the 12 months ended December 31, 2000, Nvest Massachusetts Tax Free Income Fund Class A shares had a total return of 9.27% at net asset value, including $0.81 in reinvested dividends. The Fund's benchmark, Lehman Brothers Municipal Bond Index, returned 11.68% for the same period. A state-specific average of comparable municipal bond funds, Lipper Massachusetts Municipal Debt Average, provided a total return of 11.53% during the same period. The Fund lagged both its benchmark and the Lipper Average because its high-yield, lower rated bonds were adversely impacted during the closing months of the year when the national economy showed signs of slowing.

The 30-day SEC yield for Nvest Massachusetts Tax Free Income Fund Class A shares was 4.76%, which is equivalent to a taxable yield of 8.37%, based on the maximum combined federal and Massachusetts state income tax rate of 43.13%.

Q. What was the environment like for Massachusetts municipal bonds during the year?

There were two contrasting periods. During the first six months of 2000, the Federal Reserve Board continued a program of increasing short-term interest rates in an effort to prevent the economy from overheating. Although rising interest rates typically mean falling bond prices, the overall environment for fixed-income investments remained surprisingly favorable. Inflation - a key determinant of bond market performance - remained under control as a result of the Fed's actions.

During the second half of the year, however, the economy began to show signs of slowing, concerns about recession began to replace fears of inflation, and the Fed began to hint that it might cut interest rates.

Despite these different economic environments, the Massachusetts municipal bond market did well during the year. A generally positive economic climate at the national level contributed to continued economic health in Massachusetts. The state's economic strength generated high tax revenues, increasing cash flows and stabilizing the credit quality of many municipalities. Only lower rated bonds (below BBB) came under pressure, as concerns about a possible recession targeted

                    NVEST MASSACHUSETTS TAX FREE INCOME FUND

--------------------------------------------------------------------------------

weaker credits. specifically, the Fund was hurt when Standard & Poor's downgraded Nichols College bonds to BB+.

Q.   Did supply and demand impact the tax-exempt market?

Throughout the year, the supply of high-quality municipal bonds fell short of demand, supporting prices. Despite market and economic uncertainty at the national level, state and local governments continued to enjoy record budget surpluses. This enabled many municipalities to use cash to finance projects, which reduced the need to issue new debt.

At the same time, demand for municipal bonds remained strong, as investors seeking refuge from a volatile stock market turned to high-quality, fixed-income investments. The wealth-creation mentality that dominated the past several years appeared to shift during the year to a concern for wealth preservation, as investors turned to high-quality municipal securities seeking competitive tax-free income, total return potential and relative stability.

Q.   What strategies did you use in managing the Fund?

Early in 2000, when the Federal Reserve was actively raising rates, we adopted a defensive strategy - gradually shortening the Fund's average maturity to make it less sensitive to declining bond prices. In general, the shorter a bond's maturity, the lower the risk of price loss when interest rates rise. Conversely, long-term bonds have greater appreciation potential when interest rates fall. During the latter half of the year, when it appeared that further interest-rate increases were unlikely, we extended the Fund's maturity to lock in higher yields.

Throughout the year, we took advantage of the Commonwealth's strong finances, focusing on bonds whose interest payments are derived from general state or municipal revenues, such as taxes. Credit quality played a major role in our strategy. As we added new positions, we emphasized higher quality bonds that we believe offer better relative value due to their high credit ratings and stable yield characteristics.

After mid-year, we reduced the Fund's allocation to pre-refunded securities. (These are securities for which a bond issuer floats a second bond in order to pay off the first bond, lowering the borrowing costs.) In a rising interest rate environment, the relative price stability of these securities worked to the Fund's advantage, but as the climate changed, we shifted assets into higher yielding issues. At

                    NVEST MASSACHUSETTS TAX FREE INCOME FUND

--------------------------------------------------------------------------------

                     Credit Quality Composition -- 12/31/00

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


                               AAA           55.0%
                               A             10.9%
                               BBB            8.6%
                               BB             5.4%
                               Not Rated     20.1%

Average Credit Quality=A
Average Portfolio Maturity=18.9

Quality is based on ratings provided by Standard & Poor's.
Portfolio holdings and asset allocation will vary.


the same time, we reduced the Fund's position in the healthcare sector, which continues to experience financial stress, and the housing market, which is beginning to feel the effects of an economic slowdown.

Q.   What is your current outlook?

On the national level, we believe inflation will remain low, which would be a positive for fixed-income securities in general. Although Massachusetts cannot help but be touched by the slower national growth rate, we also believe its municipalities are on solid financial ground, in part because of the diversity of the local economy, which should help the Commonwealth maintain its high overall credit rating.

On other fronts, we expect continued stock market volatility over the next several months, reflecting uncertainties that always accompany a change of administration in Washington. This should continue to make high-quality municipal bonds attractive to investors. As always, we are mindful of the Fund's primary goal - a high level of tax-free income for Massachusetts residents.

This portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Massachusetts Tax Free Income Fund may invest a portion of assets in lower-rated bonds that offer higher yields in return for more risk. Some income may be subject to federal and Massachusetts state taxes. Capital gains are fully taxable. Investors may be subject to the alternative minimum tax (AMT). This Fund is non-diversified, meaning it concentrates its assets in fewer securities, which can significantly affect your fund's performance and the value of your investment. See the Fund's prospectus for details. The portfolio may also include U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not.

                             PORTFOLIO COMPOSITION

Investments as of December 31, 2000

Tax Exempt Obligations -- 98.5% of Total Net Assets

                                                                                     Ratings (c)
                                                                                     (unaudited)
                                                                                 -------------------
  Principal                                                                                 Standard
   Amount      Description                                                       Moody's    & Poor's      Value (a)
---------------------------------------------------------------------------------------------------------------------
               Guam Airport Authority -- 1.6%
$  1,500,000   Airport Authority Revenue Bond, Series B,
               6.600%, 10/1/2010 ...............................................   --          BBB       $  1,599,990
                                                                                                         ------------
               Massachusetts Education Loan Authority Revenue -- 0.8%
     755,000   Educational Loan Revenue Bond, Issue D, Series A,
               7.250%, 1/01/2009, (MBIA insured) ...............................   Aaa         AAA            776,351
                                                                                                         ------------
               Massachusetts Municipal Wholesale Electric Co. -- 4.2%
   1,500,000   Wholesale Electric, 6.750%, 7/01/2008 ...........................  Baa2        BBB+          1,571,340
   2,500,000   Wholesale Electric, 6.750%, 7/01/2011 ...........................  Baa2        BBB+          2,609,300
                                                                                                         ------------
                                                                                                            4,180,640
                                                                                                         ------------
               Massachusetts State -- 4.7%
   4,000,000   State Refunding, Series A, 6.500%, 11/01/2014, (MBIA insured) ...   Aaa         AAA          4,716,640
                                                                                                         ------------
               Massachusetts State Development Finance Agency -- 10.5%
   3,055,000   Concord-Assabet Family Services, 5.900%, 11/01/2018 .............   Ba2         --           2,838,523
   3,000,000   Health Care Facility Alliance, 7.100%, 7/01/2032 ................   --          --           2,738,700
   2,000,000   Ogden Haverhill A Rmk, 6.700%, 12/01/2014 .......................   --          BBB          2,067,060
   3,000,000   Refunding Springfield Resource Recovery-A, 5.625%, 6/1/2019 .....   A3          --           2,944,230
                                                                                                         ------------
                                                                                                           10,588,513
                                                                                                         ------------

               Massachusetts State Health & Education Facility Authority -- 27.9%
   1,500,000   Beverly Hospital Rib, 6.370%, 6/18/2020, (MBIA insured)(d) ......   Aaa         AAA          1,618,080
   3,000,000   Boston University Rib, Series L,
                  8.199%, 10/01/2031, (MBIA insured)(d) ........................   Aaa         AAA          3,201,420
   1,250,000   Charlton Memorial Hospital, Series B, Pre-Refunded,
                  7.250%, 7/01/2013 ............................................   A1           A           1,294,212
   3,000,000   Dana Farber, Series G-1, 6.250%, 12/01/2022 .....................   A1           A           3,048,480
   1,000,000   Faulkner Hospital, Series C,
                  Pre-Refunded, 6.000%, 7/1/2013 ...............................  Baa1         --           1,061,660
   3,000,000   Harvard University, Series N, 6.250%, 4/01/2020 .................   Aaa         AAA          3,496,500
   2,000,000   Harvard University, Series W, 6.000%, 7/01/2035 .................   Aaa         AAA          2,174,840
   1,400,000   Medical Center of Central Mass., Class A, Pre-Refunded,
                  7.000%, 7/01/2012 ............................................  Baa1         AAA          1,448,188
   1,000,000   New England Baptist Hospital, Series B, Pre-Refunded,
                  7.300%, 7/01/2011 ............................................  Baa3         AAA          1,035,610
   1,220,000   New England Deaconess Hospital, Series D, Pre-Refunded,
                  6.875%, 4/01/2022, (AMBAC insured) ...........................   Aaa         AAA          1,285,209
   1,190,000   New England Medical Center, Series F,
               6.625%, 7/01/2025, (FGIC insured) ...............................   Aaa         AAA          1,242,896
   6,000,000   Nichols College , Series C, 6.000%, 10/01/2017 ..................   --          BB+          5,385,300
   2,350,000   Saints Memorial Medical Center, Series A, 6.000%, 10/1/2023 .....   Ba2          --          1,781,558
                                                                                                         ------------
                                                                                                           28,073,953
                                                                                                         ------------
               Massachusetts State Housing Finance Agency -- 7.9%
   1,000,000   Residential Development, Series A,
                  6.900%, 11/15/2024, (FNMA collateralized) ....................   Aaa         AAA          1,042,010


6                See accompanying notes to financial statements.

Investments as of December 31, 2000

Tax Exempt Obligations -- continued

                                                                                     Ratings (c)
                                                                                     (unaudited)
                                                                                 -------------------
  Principal                                                                                 Standard
   Amount      Description                                                       Moody's    & Poor's      Value (a)
---------------------------------------------------------------------------------------------------------------------
               Massachusetts State Housing Finance Agency -- continued
$  2,500,000   Residential Development, Series E,
                 6.250%, 11/15/2012, (FNMA collateralized) .....................  Aaa         AAA        $    2,611,325
   1,300,000   Residential Development, Series I,
                 6.900%, 11/15/2025, (FNMA collateralized) .....................  Aaa         AAA             1,372,956
   2,815,000   Single Family Mortgage, Series 21, 7.125%, 6/01/2025 ............  Aa3         A+              2,909,528
                                                                                                         --------------
                                                                                                              7,935,819
                                                                                                         --------------
               Massachusetts State Industrial Finance Agency -- 7.3%
   2,000,000   FHA Briscoe House Assisted Living, 7.125%, 2/01/2036 ............  --          AAA             2,205,860
   5,000,000   Newton Group Properties LLC Project, 8.000%, 9/01/2027 ..........  --          --              5,151,550
                                                                                                         --------------
                                                                                                              7,357,410
                                                                                                         --------------
               Massachusetts State Turnpike Authority -- 6.8%
   6,000,000   Metropolitan Highway System, Capital Appreciation,
                 Senior Series C, Zero Coupon, 1/01/2016, (MBIA insured) .......  Aaa         AAA             2,820,120
   2,300,000   Metropolitan Highway System, Subordinated Series A,
                 4.750%, 1/01/2034 .............................................  Aaa         AAA             2,113,838
   2,000,000   Metropolitan Highway System, Subordinated, Series A,
                 5.000%, 1/01/2039 .............................................  Aaa         AAA             1,911,720
                                                                                                         --------------
                                                                                                              6,845,678
                                                                                                         --------------
               Massachusetts State Water Resources Authority -- 8.4%
   3,240,000   Series A, (FGIC insured), 6.500%, 7/15/2019 .....................  Aaa         AAA             3,853,267
   4,700,000   Series B, 5.000%, 12/01/2025 ....................................  Aaa         AAA             4,562,948
                                                                                                         --------------
                                                                                                              8,416,215
                                                                                                         --------------

               New England Education Loan Marketing -- 3.3%
   3,000,000   Student Loan Revenue Bond, Sub-Issue H, 6.900%, 11/1/2009 .......  A3          --              3,350,250
                                                                                                         --------------
               Plymouth County, Massachusetts -- 1.4%
   1,500,000   Correctional Facility Project, Certificates of Participation,
                 5.000%, 4/01/2022 .............................................  --          AAA             1,455,945
                                                                                                         --------------
               Puerto Rico Commonwealth Aqueduct & Sewer Authority -- 4.7%
   3,000,000   Aqueduct & Sewer Authority, 6.250%, 7/01/2013 ...................  Baa1         A              3,481,890
     970,000   Aqueduct & Sewer Authority, 10.250%, 7/01/2009 ..................  Aaa         AAA             1,219,630
                                                                                                         --------------
                                                                                                              4,701,520
                                                                                                         --------------
               Puerto Rico Commwealth Highway Trust -- 2.0%
   2,000,000   Series, 5.000%, 7/01/2028 .......................................  Aaa         AAA             1,976,420
                                                                                                         --------------

               Puerto Rico Electric Power Authority -- 3.0%
   3,000,000   Series HH, 5.250%, 7/01/2029 ....................................  Aaa         AAA             3,038,640
                                                                                                         --------------
               Rail Connections, Inc. -- 0.7%
     850,000   Rail Connections, Inc., Capital Appreciation, Series B,
                 Mass Revenue Route 128 Parking,  Zero Coupon, 7/01/2016 .......  Baa3        BBB-              322,244


                 See accompanying notes to financial statements.               7

Investments as of December 31, 2000

Tax Exempt Obligations -- continued

                                                                                     Ratings (c)
                                                                                     (unaudited)
                                                                                 -------------------
  Principal                                                                                 Standard
   Amount      Description                                                       Moody's    & Poor's      Value (a)
---------------------------------------------------------------------------------------------------------------------
               Rail Connections, Inc. -- continued
$  1,000,000   Rail Connections, Inc., Capital Appreciation, Series B,
                 Mass Revenue Route 128 Parking,  Zero Coupon, 7/01/2017 .......  Baa3        BBB-       $    350,460
                                                                                                         ------------
                                                                                                              672,704
                                                                                                         ------------
               US Virgin Islands -- 3.3%
   3,045,000   Public Finance Authority, Pre-Refunded Revenue Bond,
                 7.250%, 10/01/2018 ............................................   --         AAA           3,269,142
                                                                                                         ------------
               Total Tax Exempt Obligations (Identified Cost $96,798,815) ......                           98,955,830
                                                                                                         ------------
               Total Investments -- 98.5% (Identified Cost $96,798,815) (b) ....                           98,955,830

               Other assets less liabilities ...................................                            1,544,063
                                                                                                         ------------
               Total Net Assets -- 100% ........................................                         $100,499,893
                                                                                                         ============

     (a)  See Note 1a of Notes to Financial Statements.

     (b) Federal Tax Information: At December 31, 2000 the net unrealized appreciation on investments based on cost of $96,798,815 for federal income tax purposes was as follows:

          Aggregate gross unrealized appreciation for all investments in
          which there is an excess of value over tax cost ......................                         $  3,579,492
                                                                                                         ------------
          Aggregate gross unrealized depreciation for all investments in
          which there is an excess of tax cost over value ......................                           (1,422,477)
                                                                                                         ------------
          Net unrealized appreciation...........................................                         $  2,157,015
                                                                                                         ============

          At December 31, 2000, the fund had a capital loss carry forward of $2,704,754 of which $2,588,254 expires on December 31, 2007 and $116,500 expires on December 31, 2008.

     (c) The ratings shown are believed to be the most recent ratings available at December 31, 2000. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2000. The Fund's advisor independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

     (d) Inverse floating rate security. The rate disclosed is as of December 31, 2000.

    Legend of Portfolio Abbreviations:
    AMBAC  -- American Municipal Bond Assurance Corp.
    FGIC   -- Financial Guarantee Insurance Company
    FNMA   -- Federal National Mortgage Association
    MBIA   -- Municipal Bond Investors Assurance Corp.
    Rib    -- Residual interest bond


8             See accompanying notes to financial statements.

                     STATEMENT OF ASSETS & LIABILITIES

December 31, 2000

ASSETS
   Investments at value (Identified Cost $96,798,815) ...........                      $ 98,955,830
   Receivable for:
      Fund shares sold ..........................................                            90,577
      Accrued interest ..........................................                         1,735,029
                                                                                       ------------
                                                                                        100,781,436
LIABILITIES
   Payable for:
      Fund shares redeemed ......................................   $      62,327
      Dividends declared ........................................          31,993
      Custodial Bank ............................................          19,848
   Accrued expenses:
      Transfer agent ............................................          19,200
      Management fees ...........................................          90,800
      Deferred trustees' fees ...................................          17,554
      Accounting and administrative .............................           3,045
      Other expenses ............................................          36,776
                                                                    -------------
                                                                                            281,543
                                                                                       ------------
NET ASSETS ......................................................                      $100,499,893
                                                                                       ============
   Net Assets consist of:
      Paid in capital ...........................................                      $101,742,171
      Undistributed net investment income .......................                            41,608
      Accumulated net realized gain (loss) ......................                        (3,440,901)
      Unrealized appreciation (depreciation) on investments - net                         2,157,015
                                                                                       ------------

NET ASSETS ......................................................                      $100,499,893
                                                                                       ============
   Computation of net asset value and offering price:
   Net asset value and redemption price of Class A shares
   ($91,784,565 / 5,714,038 shares of beneficial interest) ......                      $      16.06
                                                                                       ============
   Offering price per share (100 / 95.75 of $16.06) .............                      $      16.77*
                                                                                       ============
   Net asset value and offering price of Class B shares
   ($8,715,328 / 543,786 shares of beneficial interest) .........                      $      16.03**
                                                                                       ============

 *   Based upon single purchases of less than $50,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                 See accompanying notes to financial statements.               9

                            STATEMENT OF OPERATIONS

Year Ended December 31, 2000

INVESTMENT INCOME
   Interest ....................................................                    $6,351,153
                                                                                    ----------
   Expenses
      Management fees ..........................................      $  597,512
      Service and distribution fees -- Class A .................         319,292
      Service and distribution fees -- Class B .................          84,737
      Trustees' fees and expenses ..............................          10,313
      Accounting and administrative ............................          34,415
      Custodian ................................................          77,217
      Transfer agent ...........................................         228,323
      Audit and tax services ...................................          49,590
      Legal ....................................................           1,327
      Printing .................................................          24,424
      Registration .............................................           9,860
      Miscellaneous ............................................           3,805
                                                                      ----------
   Total expenses ..............................................       1,440,815
   Less expenses waived by the investment adviser and subadviser        (256,822)    1,183,993
                                                                      ----------    ----------
   Net investment income .......................................                     5,167,160
                                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
WRITTEN OPTIONS AND FUTURES CONTRACTS
   Realized gain (loss) on:
      Investments - net ........................................         478,509
      Written options - net ....................................          24,062
      Futures contracts - net ..................................           6,632
                                                                      ----------
      Net realized gain (loss) on investments,
        written options and futures contracts ..................         509,203
   Unrealized appreciation (depreciation) on:
      Investments - net ........................................       3,074,461
                                                                      ----------
   Net gain (loss) on investment transactions ..................                     3,583,664
                                                                                    ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........                    $8,750,824
                                                                                    ==========


10               See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended December 31,
                                                                                    ------------------------------
                                                                                        1999             2000
                                                                                    -------------    -------------
FROM OPERATIONS
   Net investment income ........................................................   $   5,857,566    $   5,167,160
   Net realized gain (loss) on investments, written options and futures contracts      (1,501,419)         509,203
   Net unrealized appreciation (depreciation) on investments, written options
      and futures contracts .....................................................      (9,260,469)       3,074,461
                                                                                    -------------    -------------
   Increase (decrease) in net assets from operations ............................      (4,904,322)       8,750,824
                                                                                    -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
      Class A ...................................................................      (5,480,730)      (4,741,935)
      Class B ...................................................................        (397,448)        (386,686)
   Net realized gain on investments
      Class A ...................................................................        (216,698)               0
      Class B ...................................................................         (19,179)               0
   In excess of net realized gain on investments
      Class A ...................................................................          (7,135)               0
      Class B ...................................................................            (631)               0
                                                                                    -------------    -------------
                                                                                       (6,121,821)      (5,128,621)
                                                                                    -------------    -------------
Increase (decrease) in net assets
   derived from capital share transactions ......................................      (5,765,846)      (9,266,215)
                                                                                    -------------    -------------
Total increase (decrease) in net assets .........................................     (16,791,989)      (5,644,012)

NET ASSETS
   Beginning of the year ........................................................     122,935,894      106,143,905
                                                                                    -------------    -------------
   End of the year ..............................................................   $ 106,143,905    $ 100,499,893
                                                                                    =============    =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
   End of the year ..............................................................   $     (30,379)   $      41,608
                                                                                    =============    =============


                 See accompanying notes to financial statements.              11

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                                                          Class A
                                          ----------------------------------------------------------------------

                                                                   Year Ended December 31,
                                          ----------------------------------------------------------------------
                                              1996           1997          1998           1999          2000
                                          -----------    -----------    -----------    -----------   -----------
Net Asset Value, Beginning of the Year    $     16.85    $     16.50    $     17.13    $     17.02   $     15.48
                                          -----------    -----------    -----------    -----------   -----------

Income From Investment Operations
Net Investment Income .................          0.87           0.86           0.86           0.82          0.82
Net Realized and Unrealized Gain (Loss)
   on Investments .....................         (0.35)          0.63          (0.04)         (1.50)         0.57
                                          -----------    -----------    -----------    -----------   -----------
Total From Investment Operations ......          0.52           1.49           0.82          (0.68)         1.39
                                          -----------    -----------    -----------    -----------   -----------
Less Distributions
Dividends From Net Investment Income ..         (0.87)         (0.86)         (0.85)         (0.83)        (0.81)
Distributions From Net Realized Gains .          0.00           0.00          (0.08)         (0.03)         0.00
Distributions in Excess of Net
   Realized Gains .....................          0.00           0.00           0.00       0.00 (b)          0.00
                                          -----------    -----------    -----------    -----------   -----------
Total Distributions ...................         (0.87)         (0.86)         (0.93)         (0.86)        (0.81)
                                          -----------    -----------    -----------    -----------   -----------
Net Asset Value, End of the Year ......   $     16.50    $     17.13    $     17.02    $     15.48   $     16.06
                                          ===========    ===========    ===========    ===========   ===========
Total Return (%) (a) ..................           3.2            9.3            4.9           (4.1)          9.3
Ratio of Operating Expenses to Average
   Net Assets (%) (c) .................          0.90           1.00           1.00           1.00          1.13
Ratio of Net Investment Income to
   Average Net Assets (%) .............          5.31           5.17           4.93           5.02          5.24
Portfolio Turnover Rate (%) ...........           140            132            125             73            68
Net Assets, End of the Year (000) .....   $   112,934    $   113,869    $   113,910    $    97,270   $    91,785

(a)  A sales charge is not reflected in total return calculations.

(b)  Amount is less than $0.01.

(c) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.


12               See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.


                                                                          Class B
                                          ----------------------------------------------------------------------

                                                                   Year Ended December 31,
                                          ----------------------------------------------------------------------
                                              1996           1997           1998           1999          2000
                                          -----------    -----------    -----------    -----------   -----------
Net Asset Value, Beginning of the Year    $     16.82    $     16.47    $     17.09    $     16.98   $     15.45
                                          -----------    -----------    -----------    -----------   -----------
Income From Investment Operations
Net Investment Income .................          0.75           0.76           0.74           0.71          0.71
Net Realized and Unrealized Gain (Loss)
   on Investments .....................         (0.34)          0.62          (0.03)         (1.49)         0.58
                                          -----------    -----------    -----------    -----------   -----------
Total From Investment Operations ......          0.41           1.38           0.71          (0.78)         1.29
                                          -----------    -----------    -----------    -----------   -----------
Less Distributions
Dividends From Net Investment Income ..         (0.76)         (0.76)         (0.74)         (0.72)        (0.71)
Distributions From Net Realized Gains .          0.00           0.00          (0.08)         (0.03)         0.00
Distributions in Excess of Net
   Realized Gains .....................          0.00           0.00           0.00       0.00 (b)          0.00
                                          -----------    -----------    -----------    -----------   -----------

Total Distributions ...................         (0.76)         (0.76)         (0.82)         (0.75)        (0.71)
                                          -----------    -----------    -----------    -----------   -----------
Net Asset Value, End of the Year ......   $     16.47    $     17.09    $     16.98    $     15.45   $     16.03
                                          ===========    ===========    ===========    ===========   ===========
Total Return (%) (a) ..................           2.6            8.6            4.2           (4.7)          8.6
Ratio of Operating Expenses to Average
   Net Assets (%) (c) .................          1.55           1.65           1.65           1.65          1.78
Ratio of Net Investment Income to
   Average Net Assets (%) .............          4.66           4.52           4.28           4.37          4.59
Portfolio Turnover Rate (%) ...........           140            132            125             73            68
Net Assets, End of the Year (000) .....   $     7,442    $     7,399    $     9,026    $     8,874   $     8,715

(a) A contingent deferrred sales charge is not reflected in total return calculations.

(b)  Amount is less than $0.01.

(c) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements expense ratios would have been higher.


                 See accompanying notes to financial statements.              13

                          NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2000


1. Significant Accounting Policies. The Nvest Massachusetts Tax Free Income Fund (the "Fund") is a series of Nvest Funds Trust II, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks a high level of current income exempt from federal income tax and Massachusetts personal income tax. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers both Class A and Class B shares. Class A shares are sold with a maximum front end sales charge of 4.25%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997).

Expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser under the supervision of the Fund's Trustees.

b. Security Transactions and Related Income. Security transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Interest income for the Fund is increased by the accretion of original issue discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had

For the Year Ended December 31, 2000


amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

c. Options. The Fund uses options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

d. Interest Rate Futures Contracts. The Fund may purchase and sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

e. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

f. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in

For the Year Ended December 31, 2000


accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of market discount for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) were $66,938,247 and $76,646,413, respectively.

Transactions in written options for the year ended December 31, 2000 are summarized as follows:

                                                       Written Options
                                               -----------------------------
                                                Number of         Premiums
                                                Contracts         Received
                                               -----------       -----------
       Open at December 31, 1999                         0       $         0
       Contracts opened                               (300)          (40,988)
       Contracts closed                                300            40,988
                                               -----------       -----------
       Open at December 31, 2000                         0       $         0
                                               ===========       ===========


3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.60% of the first $100 million of the Fund's average daily net assets and 0.50% of such assets in excess of $100 million reduced by payments to the Fund's investment subadviser, Back Bay Advisors L.P. ("Back Bay"), at the rate of 0.30% of the first $100 million of the Fund's average daily net assets and 0.25% of such assets in excess of $100 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Back Bay are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is an indirect, wholly-owned subsidiary of CDC IXIS Asset Management S.A.

Fees earned by Nvest Management and Back Bay under the management and subadvisory agreements in effect during the year ended December 31, 2000 are as follows:

                    Fees Earned
                    ------------
                    Nvest Management       $        298,756
                    Back Bay                        298,756
                                           ----------------
                                           $        597,512
                                           ================

For the Year Ended December 31, 2000


The effective management fee before the expense limitation for the year ended December 31, 2000 was 0.60%. As a result of the expense limitations as described in Note 4, the effective management fee for the year ended December 31, 2000 was 0.34%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000, these expenses amounted to $34,415, and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative expense for the year ended December 31, 2000 was 0.035%.

c. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Service and Distribution Plans relating to the Fund's Class A shares and the Fund's Class B shares (the "Plans").

Under the Plans, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A and Class B shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class A and Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $228,066 and $21,184 in service fees for Class A and Class B shares, respectively.

Also under the Plans, the Fund pays Nvest Funds L.P. a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares and 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and reimbursement for expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class A and Class B shares, respectively. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $91,226 and $63,553 in distribution fees for Class A and Class B shares, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors in shares of the Fund during the year ended December 31, 2000, amounted to $67,455.

d. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. For the year ended December 31, 2000, the Fund paid NSC $202,124 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate

For the Year Ended December 31, 2000


of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Expense Limitations. Nvest Management has given a binding undertaking and Back Bay has voluntarily agreed until further notice to defer their respective management and subadvisory fees and, if necessary, Nvest Management has agreed to bear certain expenses associated with the Fund, to the extent necessary to limit the Fund's expenses to the annual rates of 1.20% and 1.85% of the average net assets of the Fund's Class A and B shares, respectively. The Fund is obligated to pay such deferred fees in later periods to the extent the Fund's expenses fall below the annual rates of 1.20% and 1.85% of the average net assets of the Fund's Class A and Class B shares, respectively, provided however, that the Fund is not obligated to pay any such deferred fees more than one year after the end of the fiscal year in which the fee was deferred. Nvest Management's undertaking will be in effect for the life of the Fund's current prospectus. From May 1, 1999 to April 30, 2000 expenses were limited to 1.00% of Class A average net assets and 1.65% of Class B average net assets. From September 1, 1996, Back Bay and Nvest Management voluntarily agreed to reduce management fees in order to limit the Fund's expenses to an annual rate of 0.85% of the Fund's Class A average daily net assets and 1.50% of the Fund's Class B average daily net assets.

As a result of the Fund's expenses exceeding the expense limitations during the year ended December 31, 2000, Back Bay reduced its subadvisory fee by $128,411 and Nvest Management reduced its advisory fee by $128,411.

5. Concentration of Credit. The Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. The Fund had the following concentrations by revenue source, in excess of 10% on December 31, 2000 as a percentage of the Fund's total net assets: Utilities (20.2%), Health Care (19.3%), Education ( 18.3%), and Industrial Development/Pollution Control (12.3%). The Fund had investments in securities of issuers insured by Municipal Bond Investors Assurance Corporation
(MBIA) which aggregate 14.5% of its total net assets at December 31, 2000.

For the Year Ended December 31, 2000


6. Capital Shares. At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B. Transactions in capital shares were as follows:


                                                                             Year Ended December 31,
                                                             ---------------------------------------------------------
                                                                        1999                          2000
                                                             ---------------------------    --------------------------
 Class A                                                       Shares          Amount          Shares       Amount
 --------                                                    -----------    ------------    ----------    ------------
     Shares sold .........................................       663,953    $ 10,865,107       408,646    $  6,382,632
     Shares issued in connection with the reinvestment of:
        Dividends from net investment income .............       239,584       3,917,370       217,950       3,409,985
        Distributions from net realized gain .............        11,207         178,976             0               0
                                                             -----------    ------------    ----------    ------------
                                                                 914,744      14,961,453       626,596       9,792,617
     Shares repurchased ..................................    (1,324,332)    (21,432,568)   (1,195,990)    (18,590,931)
                                                             -----------    ------------    ----------    ------------
     Net increase (decrease) .............................      (409,588)   $ (6,471,115)     (569,394)   $ (8,798,314)
                                                             -----------    ------------    ----------    ------------

                                                                             Year Ended December 31,
                                                             ---------------------------------------------------------
                                                                        1999                          2000
                                                             ---------------------------    --------------------------
 Class B                                                       Shares          Amount          Shares       Amount
 --------                                                    -----------    ------------    ----------    ------------
     Shares sold ......................................          129,045    $  2,117,061        79,931    $  1,248,728
     Shares issued in connection with the reinvestment of:
        Dividends from net investment income ..........           17,640         287,560        15,136         236,083
        Distributions from net realized gain ..........            1,005          16,013             0               0
                                                             -----------    ------------    ----------    ------------
                                                                 147,690       2,420,634        95,067       1,484,811
     Shares repurchased ...............................         (104,697)     (1,715,365)     (125,688)     (1,952,712)
                                                             -----------    ------------    ----------    ------------
     Net increase (decrease) ..........................           42,993    $    705,269       (30,621)   $   (467,901)
                                                             -----------    ------------    ----------    ------------
   Increase (decrease) derived from capital
     share transactions ................................        (366,595)   $ (5,765,846)     (600,015)   $ (9,266,215)
                                                             ===========    ============    ==========    ============

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Nvest Funds Trust II
and the Shareholders of the Nvest Massachusetts Tax Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Massachusetts Tax Free Income Fund (the "Fund"), a series of Nvest Funds Trust II, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

                             ADDITIONAL INFORMATION

Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

      Voted For          Voted Against      Abstained Votes       Total Votes
    -------------      ----------------   ------------------    ----------------
    3,820,567.567         22,920.860          128,917.263        3,972,405.690

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and Back Bay Advisors, L.P.

      Voted For          Voted Against       Abstained Votes       Total Votes
    -------------      ----------------   -------------------    ---------------
    3,797,044.150         46,930.956           128,430.584        3,972,405.690

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                                Affirmative          Withheld         Total
                               --------------     -------------   --------------
Graham T. Allison, Jr          50,351,179.727     1,891,502.478   52,242,682.205
Daniel M. Cain                 50,358,991.628     1,883,690.577   52,242,682.205
Kenneth J. Cowan               50,332,652.513     1,910,029.692   52,242,682.205
Richard Darman                 50,340,819.239     1,901,862.966   52,242,682.205
Sandra O. Moose                50,337,844.135     1,904,838.070   52,242,682.205
John A. Shane                  50,350,695.242     1,891,986.963   52,242,682.205
Peter S. Voss                  50,358,652.504     1,884,029.701   52,242,682.205
Pendleton P. White             50,336,723.808     1,905,958.397   52,242,682.205
John T. Hailer                 50,354,056.572     1,888,625.633   52,242,682.205

                             REGULAR INVESTING PAYS

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.

2.   It's convenient and effortless.

3.   It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  The Power of Monthly Investing

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]





Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                             SAVING FOR RETIREMENT

                                        An Early Start Can Make a Big Difference
--------------------------------------------------------------------------------

With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

                                                    Two Hypothetical Investments

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]





Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------

Total Return -- The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions -- Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions -- Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Yield -- The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

Maturity -- Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

Duration -- A measure, stated in years, of a bond's sensitivity to interest rates. Duration allows you to compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% in value if interest rates rise 1%.

Treasuries -- Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

Municipal Bond -- A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges. A small portion of income may be subject to federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

                                  NVEST FUNDS

                           Nvest AEW Real Estate Fund
                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust - Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

* Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

                               INVESTMENT MANAGERS

  AEW Management and Advisors                    Loomis, Sayles & Company
       Back Bay Advisors                       Montgomery Asset Management
   Capital Growth Management                     RS Investment Management
Harris Associates/Oakmark Funds                Vaughan, Nelson, Scarborough
   Janus Capital Corporation                          & McCullough
        Jurika & Voyles                        Westpeak Investment Advisors
         Kobrick Funds

  For current fund performance, ask your financial representative, access the Nvest Funds Web site at www.nvestfunds.com, or call Nvest Funds for the current edition of Fund Facts.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by theFund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                               --------------
Nvest Funds(SM)                                                   PRESORT
Where The Best Minds Meet(R)                                      STANDARD
                                                                U.S. POSTAGE
                                                                    PAID
---------------------                                           BROCKTON, MA
   P.O. Box 8551                                               PERMIT NO. 770
                                                               --------------
Boston, Massachusetts

     02266-8551
---------------------

 www.nvestfunds.com

                              To the household of:

DROWNING IN PAPER?

Go to:    www.nvestfunds.com
Click on: Sign up now for e-delivery*
          Get your next Nvest
          Fund report online.

*not available for Corporate Retirement Plans and Simple IRAs

                MA56-1200

[RECYCLING LOGO] Printed On Recycled Paper

Nvest Funds(SM)
Where The Best Minds Meet(R)

Nvest Short Term
Corporate Income
Fund

                                        Where
                                        The
                                        Best
                                        Minds
                                        Meet(R)





Annual Report
December 31, 2000

                               PRESIDENT'S LETTER

                                                                   February 2001
--------------------------------------------------------------------------------


[PHOTO]

John T. Hailer
President and Trustee
Nvest Funds

"Do-it-yourself investors who jumped from fund to fund chasing stellar performance in the 1990s did not do as well as those who consulted a professional adviser.*"


If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks
- those that appear undervalued relative to their earnings and assets - revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.


                                        /s/ John T. Hailer

*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.

NOT FDIC INSURED                   MAY LOSE VALUE              NO BANK GUARANTEE

                     NVEST SHORT TERM CORPORATE INCOME FUND

                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Short Term Corporate Income Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and has no expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

       10/18/91         10000          9700
       12/31/91         10113          9809
       12/31/92         10613         10295
       12/31/93         11048         10716
       12/31/94         11139         10805
       12/31/95         12097         11734
       12/31/96         12802         12418
       12/31/97         13595         13187
       12/31/98         14144         13719
       12/31/99         14407         13975
       12/31/00         15367         14906

This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                     NVEST SHORT TERM CORPORATE INCOME FUND

                                        Average Annual Total Returns -- 12/31/00
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
    Class A (Inception 10/18/91)             1 Year                     5 Years                Since Inception
    Net Asset Value(1, 4)                       6.68%                     4.91%                       4.78%
    With Maximum Sales Charge(2, 4)             3.43                      4.26                        4.44
---------------------------------------------------------------------------------------------------------------
    Class B (Inception 9/13/93)              1 Year                     5 Years                Since Inception
    Net Asset Value(1, 4)                       5.90%                     4.12%                       3.88%
    With CDSC(3, 4)                             0.90                      3.79                        3.88
---------------------------------------------------------------------------------------------------------------
    Class C (Inception 12/7/98)              1 Year                 Since Inception
    Net Asset Value(1, 4)                       5.90%                     3.54%
    With Maximum Sales Charge and CDSC(3, 4)    3.86                      3.07
---------------------------------------------------------------------------------------------------------------
                                                                            Since         Since         Since
                                                                           Fund's        Fund's        Fund's
                                                                           Class A       Class B       Class C
    Comparative Performance                  1 Year          5 Years      Inception     Inception     Inception
    LB Mutual Fund Short (1-5)
      Inv. Grade Debt Index(5)                  8.48%         6.16%          6.92%        6.24%          5.44%
    Morningstar Short Term Bond Average(6)      8.14          5.43           5.86         5.26           5.11
    Lipper Short Term Investment Grade Avg.(7)  7.36          5.38           5.77         5.22           5.12
----------------------------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 3.00%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000, are subject to a 1.00% sales charge. Class C share accounts established prior to December 1, 2000, are not subject to the additional sales charge.

(4) The adviser and subadviser waived certain fees and expenses during the period indicated and the Fund's average annual total returns and yields would have been lower had these not been waived.

(5) Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index is an unmanaged index including all publicly issued, fixed-rate, nonconvertible investment-grade domestic corporate debt with maturities of 1 to 5 years. You may not invest directly in an index. Class A since-inception return is calculated from 10/31/91. Class B since-inception return is calculated from 9/30/93. Class C since-inception return is calculated from 12/31/98.

(6) Morningstar Short Term Bond Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class A since-inception return is calculated from 10/31/91. Class B since-inception return is calculated from 9/30/93. Class C since-inception return is calculated from 12/31/98.

(7) Lipper Short Term Investment Grade Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class A since-inception return is calculated from 10/31/91. Class B since-inception return is calculated from 9/30/93. Class C since-inception return is calculated from 12/31/98.

                     NVEST SHORT TERM CORPORATE INCOME FUND

                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------


[PHOTOS]

Scott Nicholson
Richard Raczkowski
Back Bay Advisors, L.P.


Q.   How did Nvest Short Term Corporate Income Fund perform during 2000?

Nvest Short Term Corporate Income Fund provided a total return of 6.68% based on the net asset value of Class A shares, including $0.44 in reinvested dividends. For the same period, the Fund's benchmark, Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index, returned 8.48%. The Fund lagged its benchmark for the past year, primarily as a result of reversals experienced by a few of its holdings. Moreover, many of the funds in the Index place a greater emphasis on U.S. government and agency securities than this Fund. Corporate bonds, which Nvest Short Term Corporate Income Fund emphasizes, did not perform as well as government securities during the year.

The 30-day SEC yield on Class A shares of Nvest Short Term Corporate Income Fund was 6.07% as of December 31, 2000. Your yield depends on when you bought your shares and what you paid for them.

Q.   What was the investment environment like during the year?

In general, 2000 was a mixed year for bonds. The government used $30 billion in budget surpluses to buy back long-term Treasuries, and had little need to issue new debt. Diminished supply helped keep long-term Treasury rates down and prices up, in spite of three interest-rate increases by the Federal Reserve Board during the first half of the year. The Fed's tight monetary policy pushed short-term interest rates higher in the first half of the year, depressing prices and widening the difference in yield between corporate and Treasury bonds.

The Fed's rate increases were designed to slow economic growth and dampen inflationary pressures. Early in 2000, the economy was fairly strong and confidence remained high. Consumers were spending above their means buoyed by a high employment rate and the so-called wealth effect resulting from high stock prices. Although the tech-heavy Nasdaq peaked in March, and the equity market began to fade, stock prices didn't really plunge until the fourth quarter, when companies began to announce earnings that were below analysts' expectations.

                     NVEST SHORT TERM CORPORATE INCOME FUND


--------------------------------------------------------------------------------

A combination of generally rising interest rates and a slower economy also put a premium on credit quality. The intense level of capital spending that improved productivity in 2000 has kept a lid on wage inflation, but many companies used debt rather than equity to finance spending, and not all businesses have been able to raise prices. For example, automobile companies found that customers wait for price incentives before they buy. As a result, some companies that once were financially strong have seen their credit ratings drop.

Q. How did you adjust Nvest Short Term Corporate Income Fund's portfolio in light of these events?

We made a series of adjustments. We entered the year with an average duration of just over two years, but subsequently reduced it to about 1.7 years during the first half of the year. (Duration is a measure of the sensitivity of a fixed-income security to changing interest rates. Bonds with shorter durations are less sensitive, and vice versa.) As it became apparent that the economy was slowing rapidly in the latter half of the year, we started lengthening the portfolio's duration again, in anticipation of declining interest rates. The Fund ended the year at about where it started, with an average effective duration of just over two years.

We also increased the average credit quality of the portfolio in the second half of the year, in anticipation of a slower economy and potential downgrades in credit ratings. In addition to emphasizing U.S. government agencies, mortgage- and asset-backed securities, we shifted the Fund's emphasis to industries we believed would fare better in a recession. These included defense companies like Raytheon, which we expect to benefit from the U.S. government's projected increase in defense spending over the next several years, and utilities, which are relatively untouched by economic slowdowns. Ironically, our utility investments included a small portion in Southern California Edison, a major utility facing financial difficulties as a result of deregulation.

Q. Which investments hurt the Fund's performance?

The holding that proved most difficult for the Fund last year was FINOVA Capital Corp., a financial services company and one of the Fund's larger holdings. After we purchased the bonds in 1999, the company announced some credit losses and its rating was downgraded. Late in the year we decided it was in the Fund's best interest to sell the bonds at a substantial loss.

                     NVEST SHORT TERM CORPORATE INCOME FUND


--------------------------------------------------------------------------------

                           Portfolio Mix -- 12/31/00

 [THE FOLLOWING TBALE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Corporate & Other Bonds & Notes     73.3%
                    Federal Agencies                    21.0%
                    U.S. Government                      4.8%
                    Cash                                 0.9%


Portfolio holdings and asset allocation will vary.

Q.   What is your current outlook?

Although the U.S. is now clearly in a period of slower growth, the Federal Reserve Board recently signaled its concern about the rapid pace of the deceleration by announcing a 0.5% cut in short-term rates. The move put Treasury yields below the levels that had existed before the Fed's initial rate increase in June of 1999 and brought buyers back into the bond market. However, the risk going forward is that the economy could slow dramatically. We have a new administration, the stock market seems hesitant, and consumers lack confidence. We are concerned that current bond prices may already anticipate good news to come, and investors could be disappointed in the Fed's future actions.

Overall, however, our outlook is positive. We expect interest rates to come down further and the spread (difference in yields) between corporate and government securities to narrow. After last year's difficulties, we look for strong performance for corporate bonds and for Nvest Short Term Corporate Income Fund.

This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Short Term Corporate Income Fund invests primarily in short-term corporate securities, including lower rated bonds that may offer higher yields in return for more risk and mortgage securities that are subject to prepayment risk. The Fund may also invest in foreign and emerging market securities which have special risks. It may also invest in securities issued by the U.S. government and Treasury securities; although the U.S. government guarantees such securities if held to maturity, mutual funds that invest in these securities are not guaranteed. These risks affect your investment's value. See the Fund's prospectus for details. Frequent portfolio turnover may increase your risk of greater tax liability, which could lower your return from this Fund.

                             PORTFOLIO COMPOSITION

Investments as of December 31, 2000

Bonds and Notes -- 98.7% of Total Net Assets

                                                                                   Ratings (c)
                                                                                   (unaudited)
                                                                               ------------------
  Principal                                                                              Standard
   Amount      Description                                                     Moody's    & Poor's     Value (a)
-----------------------------------------------------------------------------------------------------------------
               Aerospace/Defense -- 2.4%
$    500,000   Raytheon Co.,  6.300%, 3/15/2005 ..............................   Baa2        BBB-    $    495,337
   1,000,000   United Technologies Corp.,  6.625%, 11/15/2004 ................    A2          A+        1,020,063
                                                                                                     ------------
                                                                                                        1,515,400
                                                                                                     ------------
               Asset Backed -- 7.3%
   1,500,000   AmeriCredit Automobile,  7.150%, 8/5/2014 .....................    Aaa         AAA       1,520,625
   1,000,000   CIT Equipment Collateral Trust, 6.840%,  6/20/2004 ............    Aaa         AAA       1,013,538
   2,000,000   WFS Financial Owner Trust, 7.750%,  11/20/2004 ................    Aaa         AAA       2,049,300
                                                                                                     ------------
                                                                                                        4,583,463
                                                                                                     ------------
               Banks -- 7.5%
   1,500,000   Bank of America Corp.,  7.875%, 5/16/2005 .....................    Aa2         A+        1,584,656
   1,000,000   FleetBoston Financial Corp.,  7.250%, 9/15/2005 ...............    A2          A         1,036,393
   2,000,000   Wells Fargo Co.,  7.200%, 5/01/2003 ...........................    Aa2         A+        2,049,088
                                                                                                     ------------
                                                                                                        4,670,137
                                                                                                     ------------
               Broadcast Media -- 1.6%
   1,000,000   Continental Cablevision, Inc.,  8.500%, 9/15/2001 .............    A3           A        1,010,950
                                                                                                     ------------
               Building & Related -- 1.6%
   1,000,000   Cemex SA, 144A,  8.625%, 7/18/2003 ............................    Ba1        BBB-       1,006,250
                                                                                                     ------------
               Computer Software & Services -- 1.6%
   1,000,000   Sun Microsystems, Inc.,  7.000%, 8/15/2002 ....................   Baa1        BBB+       1,008,997
                                                                                                     ------------
               Consumer Products -- 1.6%
   1,000,000   Unilever Corp.,  6.750%, 11/01/2003 ...........................    A1          A+        1,018,749
                                                                                                     ------------
               Electric Utilities -- 10.1%
   2,500,000   Houston Lighting & Power Co.,  8.150%, 5/01/2002 ..............    A3         BBB+       2,560,460
   1,329,427   Kansas Gas & Electric Co.,  6.760%, 9/29/2003 .................    Ba2         BB-       1,305,037
   1,000,000   Keyspan Corp.,  7.250%, 11/15/2005 ............................    A3           A        1,040,552
     575,000   Sempra Energy,  6.950%, 12/01/2005 ............................    A2           A          563,077
   1,000,000   Southern California Edison Co.,  7.200%, 11/03/2003 ...........    A2           A          858,330
                                                                                                     ------------
                                                                                                        6,327,456
                                                                                                     ------------
               Federal Agencies -- 21.0%
   1,500,000   Federal Home Loan Mortgage Corp., 7.350%,  2/28/2003 ..........    Aaa         AAA       1,502,250
   1,000,000   Federal Home Loan Mortgage Corp., 7.375%,  5/15/2003 ..........    Aaa         AAA       1,038,590
   1,806,160   Federal Home Loan Mortgage Corp., 7.500%,  8/1/2009 ...........    Aaa         AAA       1,850,176
   1,371,016   Federal Home Loan Mortgage Corp., 7.605%, 10/15/2023 (e) ......    Aaa         AAA       1,374,444
     422,923   Federal Home Loan Mortgage Corp., 7.770%, 12/1/2022 (d) .......    Aaa         AAA         426,624
     410,977   Federal Home Loan Mortgage Corp., 8.320%, 3/1/2025 (d) ........    Aaa         AAA         418,748
     179,185   Federal Home Loan Mortgage Corp., 8.570%, 12/1/2025 (d) .......    Aaa         AAA         182,012
   2,540,036   Federal National Mortgage Association, 6.500%, 7/1/14 .........    Aaa         AAA       2,539,223
     290,293   Federal National Mortgage Association, 6.550%, 9/1/2023 (d) ...    Aaa         AAA         284,897
     591,878   Federal National Mortgage Association, 6.870%, 1/1/2020 (d) ...    Aaa         AAA         592,618
     215,150   Federal National Mortgage Association, 7.000%, 6/1/2019 (d) ...    Aaa         AAA         215,098
   1,000,000   Federal National Mortgage Association, 7.300%, 7/19/05 ........    Aaa         AAA       1,022,500


6                See accompanying notes to financial statements.

Investments as of December 31, 2000

Bonds and Notes -- continued

                                                                                   Ratings (c)
                                                                                   (unaudited)
                                                                               ------------------
  Principal                                                                              Standard
   Amount      Description                                                     Moody's    & Poor's     Value (a)
-----------------------------------------------------------------------------------------------------------------
               Federal Agencies -- continued
$    186,607   Federal National Mortgage Association, 7.920%, 5/1/2020 (d) ...    Aaa        AAA     $    187,478
     131,517   Federal National Mortgage Association, 8.010%, 8/1/2017 (d) ...    Aaa        AAA          131,705
     732,461   Federal National Mortgage Association, 8.040%, 1/1/2024 (d) ...    Aaa        AAA          750,545
     311,408   Federal National Mortgage Association, 8.070%, 5/1/2025 (d) ...    Aaa        AAA          313,566
     290,043   Federal National Mortgage Association, 8.400%, 7/1/2023 (d) ...    Aaa        AAA          293,715
                                                                                                     ------------
                                                                                                       13,124,189
                                                                                                     ------------
               Finance -- 13.3%
   1,000,000   Boeing Capital Corp.,  7.100%, 9/27/2005 ......................     A2         AA-       1,042,386
   1,000,000   Conseco, Inc.,  7.600%, 6/21/2001 .............................     B1         BB-         970,000
   1,000,000   Daimler Chrysler North America Holding,  7.125%, 4/10/2003 ....     A2          A        1,002,703
   1,200,000   Ford Motor Credit Co.,  7.058%, 7/16/2002 (e) .................     A2          A        1,200,642
   1,000,000   Ford Motor Credit Co.,  7.500%, 6/15/2003 .....................     A2          A        1,021,491
   1,500,000   General Motors Acceptance Corp.,  7.625%, 6/15/2004 ...........     A2          A        1,541,805
   1,500,000   Lehman Brothers Holdings,  7.750%, 1/15/2005 ..................     A2          A        1,551,163
                                                                                                     ------------
                                                                                                        8,330,190
                                                                                                     ------------
               Financial Services -- 3.3%
   1,000,000   General Electric Capital Corp., Medium Term Note,
               6.750%, 9/11/2003 .............................................    Aaa        AAA        1,019,525
   1,000,000   USAA Capital Corp., 144A,  7.410%, 6/30/2003 ..................    Aa1        AAA        1,028,620
                                                                                                     ------------
                                                                                                        2,048,145
                                                                                                     ------------
               Food & Beverages -- 1.6%
   1,000,000   Aramark Services, Inc.,  6.750%, 8/01/2004 ....................   Baa3        BBB-         970,119
                                                                                                    -------------
               Foods -- 0.8%
     500,000   Conagra, Inc.,  5.500%, 10/15/2002 ............................   Baa1        BBB+         494,980
                                                                                                    -------------
               Machinery -- 3.2%
   2,000,000   John Deere Capital Corp.,  7.000%, 10/15/2002 .................    A2          A+        2,027,630
                                                                                                    -------------
               Manufacturing-Diversified -- 1.7%
   1,000,000   Honeywell International, Inc.,  6.875%, 10/03/2005 ............    A2          A         1,035,236
                                                                                                    -------------
               Paper & Forest Products -- 2.4%
   1,500,000   International Paper Co.,  7.603%, 7/08/2002 (e) ...............   Baa1        BBB+       1,502,940
                                                                                                    -------------
               Retail-Department Store -- 1.7%
   1,000,000   Federated Department Stores, Inc.,  8.500%, 6/15/2003 .........   Baa1        BBB+       1,029,566
                                                                                                    -------------
               Retail-Food & Drug -- 2.0%
   1,200,000   Fred Meyer, Inc.,  7.375%, 3/01/2005 ..........................   Baa3        BBB-       1,239,378
                                                                                                    -------------
               Telecommunications -- 9.3%
   1,000,000   Cox Communications, Inc.,  6.875%, 6/15/2005 ..................   Baa2        BBB        1,004,413
   1,300,000   Deutsche Telekom International Finance BV,  7.750%, 6/15/2005 .    A2          A-        1,327,451
   1,000,000   Koninklijke KPN NV,  7.500%, 10/01/2005 .......................    A3          A-          974,399


                 See accompanying notes to financial statements.               7

                                                                                   Ratings (c)
                                                                                   (unaudited)
                                                                               ------------------
  Principal                                                                              Standard
   Amount      Description                                                     Moody's    & Poor's     Value (a)
-----------------------------------------------------------------------------------------------------------------
               Telecommunications -- continued
$  1,500,000   Verizon Global Fund Corp.,  6.750%, 12/01/2005 ................    A1          A+     $  1,512,015
   1,000,000   WorldCom, Inc.,  8.000%, 5/15/2006 ............................    A3          A-        1,018,536
                                                                                                     ------------
                                                                                                        5,836,814
                                                                                                     ------------
               U.S. Government -- 4.7%
   2,400,000   United States Treasury Notes 6.125%,  8/31/2002 ...............    Aaa        AAA        2,431,872
     500,000   United States Treasury Notes 6.750%,  5/15/2005 ...............    Aaa        AAA          532,655
                                                                                                     ------------
                                                                                                        2,964,527
                                                                                                    -------------

               Total Bonds and Notes (Identified Cost $61,480,478) ...........                         61,745,116
                                                                                                    -------------

Short Term Investment -- 0.9%
-----------------------------------------------------------------------------------------------------------------
     550,000   Household Finance Corp. 6.500%, 1/02/2001                                                  549,901
                                                                                                    -------------
               Total Short Term Investments (Identified Cost $549,901)                                    549,901
                                                                                                    -------------
               Total Investments -- 99.6% (Identified Cost $62,030,379) (b)                            62,295,017
               Other assets less liabilities                                                              259,650
                                                                                                    -------------
               Total Net Assets -- 100%                                                             $  62,554,667
                                                                                                    =============

     (a)  See Note 1a of Notes to Financial Statements.

     (b) Federal Tax Information: At December 31, 2000 the net unrealized appreciation on investments based on cost for federal income tax purposes of $62,030,379 was as follows:

          Aggregate gross unrealized appreciation for all investments in
          which there is an excess value over tax cost .......................                      $     835,643

          Aggregate gross unrealized depreciation for all investments in
          which there is an excess of tax cost over value ....................                           (571,005)
                                                                                                    -------------
          Net unrealized appreciation ........................................                      $     264,638
                                                                                                    =============

          At December 31, 2000 the Fund had a capital loss carryover of approximately $19,538,108 of which $5,625,994 expires on December
          31, 2002, $6,075,626 expires on December 31, 2003, $2,134,629 expires on December 31, 2004, $455,288 expires on December 31,
          2005, $1,444,376 expires on December 31, 2006, $1,865,560 expires on December 31, 2007 and $1,936,635 expires on December 31, 2008.
          This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     (c) The ratings shown are believed to be the most recent ratings available at December 31, 2000. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2000. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

     (d) Variable rate mortgage backed securities. The interest rates change on these instruments monthly based on changes in a designated base rate. The rates shown were those in effect at December 31, 2000.

     (e) Variable rate demand note or floating rate security. The rate disclosed is as of December 31, 2000.

     144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,034,870 or 3.2% of the net assets.


8                See accompanying notes to financial statements.

                     STATEMENT OF ASSETS & LIABILITIES

December 31, 2000

ASSETS
   Investments at value (Identified cost $62,030,379) ...........                     $62,295,017
   Cash .........................................................                          41,037
   Receivable for:
      Fund shares sold ..........................................                          76,172
      Securities sold ...........................................                         620,307
      Dividends and interest ....................................                         824,142
                                                                                      -----------
                                                                                       63,856,675
LIABILITIES
   Payable for:
      Securities purchased ......................................   $  1,004,313
      Fund shares redeemed ......................................        169,255
      Dividends declared ........................................         36,954
   Accrued expenses:
      Management fees ...........................................         15,910
      Deferred trustees' fees ...................................         18,532
      Accounting and administrative .............................          1,917
      Other .....................................................         55,127
                                                                     -----------
                                                                                        1,302,008
                                                                                      -----------
NET ASSETS ......................................................                     $62,554,667
                                                                                      ===========

   Net Assets consist of:
      Paid in capital ...........................................                     $82,339,161
      Overdistributed net investment income .....................                          (9,584)
      Accumulated net realized gains (losses) ...................                     (20,039,548)
      Unrealized appreciation (depreciation) on investments - net                         264,638
                                                                                      -----------
NET ASSETS ......................................................                     $62,554,667
                                                                                      ===========

   Computation of net asset value and offering price:
   Net asset value and redemption price of Class A shares
      ($58,540,220 / 8,333,981 shares of beneficial interest) ...                         $  7.02
                                                                                          =======
   Offering price per share (100 / 97.00 of $7.02) ..............                         $  7.24*
                                                                                          =======
   Net asset value and offering price of Class B shares
      ($3,553,061 / 506,626 shares of beneficial interest) ......                         $  7.01**
                                                                                          =======
   Net asset value of Class C shares
      ($461,386 / 65,858 shares of beneficial interest) .........                         $  7.01**
                                                                                          =======
   Offering price per share (100 / 99.00 of $7.01) ..............                         $  7.08
                                                                                          =======

*    Based upon single purchases of less than $100,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


              See accompanying notes to financial statements.                  9

                          STATEMENT OF OPERATIONS

Year Ended Decemebr 31, 2000

INVESTMENT INCOME
   Interest ..................................................                    $4,962,809

   Expenses
      Management fees ........................................      $  375,879
      Service fees - Class A .................................         161,100
      Service and distribution fees - Class B ................          34,524
      Service and distribution fees - Class C ................           4,495
      Trustees' fees and expenses ............................           8,856
      Accounting and administrative ..........................          21,965
      Custodian ..............................................          71,614
      Transfer agent .........................................         105,420
      Audit and tax services .................................          35,854
      Legal ..................................................             899
      Printing ...............................................          22,703
      Registration ...........................................          40,130
      Miscellaneous ..........................................           3,855
                                                                    ----------
   Total expenses before reductions ..........................         887,294
   Less waiver/reimbursement .................................        (291,757)      595,537
                                                                    ----------    ----------
   Net investment income .....................................                     4,367,272

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on Investments - net .................      (2,114,099)
   Unrealized appreciation (depreciation) on investments - net       2,026,060
                                                                    ----------
   Net gain (loss) on investment transactions ................                       (88,039)
                                                                                  ----------



 NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .......                    $4,279,233
                                                                                  ==========


10               See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                              Year Ended December 31,
                                                           ----------------------------
                                                               1999            2000
                                                           ------------    ------------
FROM OPERATIONS
   Net investment income ...............................   $  5,027,620    $  4,367,272
   Net realized gain (loss) on investments .............     (1,915,031)     (2,114,099)
   Unrealized appreciation (depreciation) on investments     (1,507,524)      2,026,060
                                                           ------------    ------------
   Increase (decrease) in net assets from operations ...      1,605,065       4,279,233
                                                           ------------    ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
       Class A .........................................     (4,845,836)     (4,054,995)
       Class B .........................................       (188,779)       (193,059)
       Class C .........................................        (22,276)        (25,252)
                                                           ------------    ------------
                                                             (5,056,891)     (4,273,306)
                                                           ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS .............    (16,246,001)    (14,416,185)
                                                           ------------    ------------
Total increase (decrease) in net assets ................    (19,697,827)    (14,410,258)
                                                           ------------    ------------
NET ASSETS
   Beginning of the year ...............................     96,662,752      76,964,925
                                                           ------------    ------------
   End of the year .....................................   $ 76,964,925    $ 62,554,667
                                                           ------------    ------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
   End of the year .....................................   $    (84,533)   $     (9,584)
                                                           ============    ============


                See accompanying notes to financial statements.               11

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.


                                                                          Class A
                                          ------------------------------------------------------------------------

                                                                  Year Ended December 31,
                                          ------------------------------------------------------------------------
                                              1996           1997              1998          1999          2000
                                          -----------    -----------       -----------   -----------   -----------
Net Asset Value, Beginning of the Year    $      7.37    $      7.37       $      7.39   $      7.30   $      7.01
                                          -----------    -----------       -----------   -----------   -----------
Income From Investment Operations
Net Investment Income (Loss) ..........          0.43           0.47(b)           0.38          0.41          0.44

Net Realized and Unrealized Gain
(Loss) on Investments .................         (0.01)         (0.02)            (0.09)        (0.28)         0.01(d)
                                          -----------    -----------       -----------   -----------   -----------
Total From Investment Operations ......          0.42           0.45              0.29          0.13          0.45
                                          -----------    -----------       -----------   -----------   -----------
Less Distributions
Dividends From Net Investment Income ..         (0.42)         (0.43)            (0.38)        (0.42)        (0.44)
                                          -----------    -----------       -----------   -----------   -----------
Total Distributions ...................         (0.42)         (0.43)            (0.38)        (0.42)        (0.44)
                                          -----------    -----------       -----------   -----------   -----------
Net Asset Value, End of the Year ......   $      7.37    $      7.39       $      7.30   $      7.01   $      7.02
                                          ===========    ===========       ===========   ===========   ===========
Total Return (%)(a) ...................           5.8            6.2               4.0           1.9           6.7
Ratio of Operating Expenses to
   Average Net Assets (%)(c) ..........          0.70           0.70              0.70          0.70          0.83
Ratio of Net Investment Income to
   Average Net Assets (%) .............          6.39           6.27              5.93          5.88          6.43
Portfolio Turnover Rate (%) ...........            54             49               105           139           108
Net Assets, End of the Year (000) .....   $   222,809    $   196,928       $    92,669   $    72,680   $    58,540

(a)  A sales charge is not reflected in total return calculations.

(b) Per share net investment income does not reflect the period's reclassification of permanent differences between book and tax basis net investment income. See Note 1d to the Financial Statements.

(c) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.

(d) The amount shown for a share outstanding does not correspond with the aggergate net gain/(loss) on investments for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.


12              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                                                           Class B
                                          ------------------------------------------------------------------------

                                                                    Year Ended December 31,
                                          ------------------------------------------------------------------------
                                              1996           1997              1998          1999          2000
                                          -----------    -----------       -----------   -----------   -----------
Net Asset Value, Beginning of the Year    $      7.37    $      7.36       $      7.38   $      7.29   $      7.00
                                          -----------    -----------       -----------   -----------   -----------
Income From Investment Operations
Net Investment Income (Loss) ..........          0.37           0.41(b)           0.33          0.36          0.39
Net Realized and Unrealized Gain
(Loss) on Investments .................         (0.02)         (0.02)            (0.09)        (0.28)         0.01(d)
                                                                           -----------   -----------   -----------
Total From Investment Operations ......          0.35           0.39              0.24          0.08          0.40
                                          -----------    -----------       -----------   -----------   -----------
Less Distributions
Dividends From Net Investment Income ..         (0.36)         (0.37)            (0.33)        (0.37)        (0.39)
                                          -----------    -----------       -----------   -----------   -----------
Total Distributions ...................         (0.36)         (0.37)            (0.33)        (0.37)        (0.39)
                                          -----------    -----------       -----------   -----------   -----------
Net Asset Value, End of the Year ......   $      7.36    $      7.38       $      7.29   $      7.00   $      7.01
                                          ===========    ===========       ===========   ===========   ===========
Total Return (%)(a) ...................           4.9            5.4               3.4           1.1           5.9
Ratio of Operating Expenses to
 Average Net Assets (%)(c) ............          1.45           1.45              1.45          1.45          1.58
Ratio of Net Investment Income to
 Average Net Assets (%) ...............          5.64           5.52              5.18          5.13          5.68
Portfolio Turnover Rate (%) ...........            54             49               105           139           108
Net Assets, End of the Year (000) .....   $     2,821    $     2,961       $     3,761   $     3,796   $     3,553

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment income does not reflect the period's reclassification of permanent differences between book and tax basis net investment income. See Note 1d to the Financial Statements.

(c) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.

(d) The amount shown for a share outstanding does not correspond with the aggergate net gain/(loss) on investments for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.


                See accompanying notes to financial statements.               13

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.


                                                                                  Class C
                                                           ------------------------------------------------------
                                                           December 7, 1998(a)
                                                                through                      Year Ended
                                                              December 31,                  December 31,
                                                           -------------------     ------------------------------
                                                                  1998                 1999              2000
                                                              ------------         ------------      ------------
Net Asset Value, Beginning of the Period ................     $       7.28         $       7.29      $       7.00
                                                              ------------         ------------      ------------
Income From Investment Operations
Net Investment Income ...................................             0.01                 0.36              0.39
Net Realized and Unrealized Gain (Loss) on
  Investments ...........................................             0.01(b)             (0.28)             0.01(b)
                                                              ------------         ------------      ------------
Total From Investment Operations ........................             0.02                 0.08              0.40
                                                              ------------         ------------      ------------
Less Distributions
Dividends From Net Investment Income ....................            (0.01)               (0.37)            (0.39)
                                                              ------------         ------------      ------------
Total Distributions .....................................            (0.01)               (0.37)            (0.39)
                                                              ------------         ------------      ------------
Net Asset Value, End of the Period ......................     $       7.29         $       7.00      $       7.01
                                                              ============         ============      ============
Total Return (%) (c) ....................................              0.3                  1.2               5.9
Ratio of Operating Expenses to Average Net Assets (%) (e)             1.45(d)              1.45              1.58

Ratio of Net Investment Income to Average Net Assets (%)              5.18(d)              5.13              5.68
Portfolio turnover rate (%) .............................              105                  139               108
Net Assets, End of the Period (000) .....................     $        233         $        489      $        461

(a)  Commencement of operations.

(b) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.

(c) A sales charge and a contingent deferred sales charge are not reflected in total return calculations. Periods less than one year are not annualized.

(d)  Computed on an annualized basis.

(e) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.


14              See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2000


1. Significant Accounting Policies. The Nvest Short Term Corporate Income Fund (the "Fund") is a Series of Nvest Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a high level of current income consistent with preservation of capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 3.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and are subject to a contingent deferred sales charge of 1.00% if those shares are redeemed within one year. Accounts established prior to December 1, 2000 are not subject to the 1.00% front end sales charge for exchange or additional purchases of Class C shares.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Income. Security transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of original issue discount and/or market discount. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

For the Year Ended December 31, 2000


In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to differing treatment of mortgage-backed securities for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital account.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) were as follows:

                 Purchases                                Sales
      ------------------------------         ------------------------------
      U.S. Government      Other             U.S. Government      Other
      ---------------   ------------         ---------------   ------------
        $20,673,166     $ 50,420,232           $ 17,087,147    $ 68,184,817


3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management"), at the annual rate of 0.55% of the first $200 million of the Fund's average daily net assets, 0.51% of the next $300 million and 0.47% of such assets in excess of $500 million reduced by the payment to the Fund's investment subadviser, Back Bay Advisors L.P. ("Back

For the Year Ended December 31, 2000


Bay") at the rate of 0.275% of the first $200 million of the Fund's average daily net assets, 0.255% of the next $300 million and 0.235% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Back Bay are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A. Fees earned by Nvest Management and Back Bay under the management and subadvisory agreements in effect during the year ended December 31, 2000 are as follows:

                        Fees Earned
                        ------------

                        Nvest Management       $        187,940
                        Back Bay                        187,939
                                               ----------------
                                               $        375,879
                                               ================

The effective management fee before the expense limitations for the year ended December 31, 2000 was 0.55 %. As a result of the expense limitations as described in Note 4, the effective management fee for the year ended December 31, 2000 was 0.12%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC its pro rata portion of a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000, these expenses amounted to $21,965 and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative expense for the year ended December 31, 2000 was 0.035%.

c. Service and Distribution Expense. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $161,100 in fees under the Class A Plan. Prior to September 13, 1993, to the extent that Nvest Funds L.P. reimbursable expenses in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 2000 is $1,929,283.

For the Year Ended December 31, 2000


Under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $8,631 and $1,124 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $25,893 and $3,371 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors in shares of the Fund during the year ended December 31, 2000 amounted to $27,000.

d. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for shareholder accounts. NSC and BFDS are also reimbursed for out-of-pocket expenses. For the year ended December 31, 2000, the Fund paid NSC $87,511 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or other certain Nvest funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

4. Expense Limitations. Nvest Management has given a binding undertaking and Back Bay has voluntarily agreed until further notice to defer their respective management and subadvisory fees and, if necessary, Nvest Management has agreed to bear certain expenses associated with the Fund to the extent necessary, to limit the Fund's expenses to the annual rates of 0.90%, 1.65% and 1.65% of the average net assets of the Fund's Class A, Class B and Class C shares, respectively. The Fund is obligated to pay such deferred fees in later periods to the extent the Fund's expenses fall below the annual rates of 0.90%, 1.65% and 1.65% of the average net assets of the Fund's Class A, Class B and Class C shares, respectively, provided however, that the Fund is not obligated to pay any such deferred fees

For the Year Ended December 31, 2000


more than one year after the end of the fiscal year in which the fee was deferred. Nvest Management's undertaking will be in effect for the life of the Fund's current prospectus. Prior to May 1, 2000 expenses were limited to the annual rates of 0.70%, 1.45%, and 1.45% of the average net assets of the Fund's Class A, Class B and Class C shares, respectively.

As a result of the Fund's expenses exceeding the expense limitations during the year ended December 31, 2000, Back Bay reduced its management fee of $187,939 by $145,878 and Nvest Management reduced its management fee of $187,940 by $145,879.

5. Capital Shares. At December 31, 2000 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C. Transactions in capital shares were as follows:

                                                                                  Year Ended December 31,
                                                               ---------------------------------------------------------------
                                                                           1999                              2000
                                                               -----------------------------      ----------------------------
 Class A                                                         Shares            Amount           Shares           Amount
 --------                                                      -----------      ------------      ----------      ------------
     Shares sold .........................................       1,454,036      $ 10,417,593         749,039      $  5,234,440
     Shares issued in connection with the reinvestment of:
        Dividends from net investment income .............         488,060         3,486,240         397,101         2,765,364
                                                               -----------      ------------      ----------      ------------
                                                                 1,942,096        13,903,833       1,146,140         7,999,804
     Shares repurchased ..................................      (4,266,090)      (30,605,047)     (3,181,705)      (22,139,392)
                                                               -----------      ------------      ----------      ------------
     Net increase (decrease) .............................      (2,323,994)     $(16,701,214)     (2,035,565)     $(14,139,588)
                                                               -----------      ------------      ----------      ------------

                                                                                  Year Ended December 31,
                                                               ---------------------------------------------------------------
                                                                           1999                              2000
                                                               -----------------------------      ----------------------------
 Class B                                                         Shares            Amount           Shares           Amount
 --------                                                      -----------      ------------      ----------      ------------
     Shares sold                                                   235,614      $  1,675,047         190,107      $  1,320,535
     Shares issued in connection with the reinvestment of:
        Dividends from net investment income .............          22,872           162,890          24,494           170,389
                                                               -----------      ------------      ----------      ------------
                                                                   258,486         1,837,937         214,601         1,490,924
     Shares repurchased ..................................        (232,265)       (1,655,906)       (250,248)       (1,738,688)
                                                               -----------      ------------      ----------      ------------
     Net increase (decrease) .............................          26,221      $    182,031         (35,647)     $   (247,764)
                                                               -----------      ------------      ----------      ------------

For the Year Ended December 31, 2000


                                                                                  Year Ended December 31,
                                                               ---------------------------------------------------------------
                                                                           1999                              2000
                                                               -----------------------------      ----------------------------
 Class B                                                         Shares            Amount           Shares           Amount
 --------                                                      -----------      ------------      ----------      ------------
     Shares sold .........................................         111,022      $    794,662          17,569      $    121,940
     Shares issued in connection with the reinvestment of:
     Dividends from net investment income ................           2,997            21,311           3,664            25,483
                                                               -----------      ------------      ----------      ------------
                                                                   114,019           815,973          21,233           147,423
     Shares repurchased ..................................         (76,113)         (542,791)        (25,262)         (176,256)
                                                               -----------      ------------      ----------      ------------
     Net increase (decrease) .............................          37,906      $    273,182          (4,029)     $    (28,833)
                                                               -----------      ------------      ----------      ------------
     Increase (decrease) derived from capital
      shares transactions ................................      (2,259,867)     $(16,246,001)     (2,075,241)     $(14,416,185)
                                                               ===========      ============      ==========      ============

6. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. For the year ended December 31, 2000, the Fund did not enter into any securities lending transactions.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Nvest Funds Trust II
and the Shareholders of the Nvest Short Term Corporate Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Short Term Corporate Income Fund (the "Fund"), a series of Nvest Funds Trust II, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

                             ADDITIONAL INFORMATION


Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

       Voted For         Voted Against      Abstained Votes        Total Votes
   ----------------    ----------------   ------------------    ----------------
     4,635,336.450        740,666.818         332,200.587         5,708,203.855

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and Back Bay Advisors, L.P.

       Voted For         Voted Against      Abstained Votes        Total Votes
   ----------------    ----------------   ------------------    ----------------
     4,626,269.020        744,125.248         337,809.587         5,708,203.855

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                            Affirmative          Withheld           Total
                           --------------      -------------    --------------
Graham T. Allison, Jr.     50,351,179.727      1,891,502.478    52,242,682.205
Daniel M. Cain             50,358,991.628      1,883,690.577    52,242,682.205
Kenneth J. Cowan           50,332,652.513      1,910,029.692    52,242,682.205
Richard Darman             50,340,819.239      1,901,862.966    52,242,682.205
Sandra O. Moose            50,337,844.135      1,904,838.070    52,242,682.205
John A. Shane              50,350,695.242      1,891,986.963    52,242,682.205
Peter S. Voss              50,358,652.504      1,884,029.701    52,242,682.205
Pendleton P. White         50,336,723.808      1,905,958.397    52,242,682.205
John T. Hailer             50,354,056.572      1,888,625.633    52,242,682.205

                             REGULAR INVESTING PAYS


                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.  It's an easy way to build assets.
2.  It's convenient and effortless.
3.  It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5.  It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  The Power of Monthly Investing


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]





Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and returns on Nvest Funds will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                             SAVING FOR RETIREMENT

                                        An Early Start Can Make a Big Difference
--------------------------------------------------------------------------------

With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

                                                    Two Hypothetical Investments

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]



Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any Nvest Fund. The value and returns on Nvest funds will fluctuate with changing market conditions.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                  NVEST FUNDS


                           Nvest AEW Real Estate Fund
                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust - Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

*Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.


                              INVESTMENT MANAGERS

      AEW Management and Advisors            Loomis, Sayles & Company
          Back Bay Advisors                 Montgomery Asset Management
       Capital Growth Management             RS Investment Management
    Harris Associates/Oakmark Funds        Vaughan, Nelson, Scarborough
       Janus Capital Corporation                   & McCullough
          Jurika & Voyles                  Westpeak Investment Advisors
            Kobrick Funds


  For current fund performance, ask your financial representative, access the Nvest Funds Web site at www.nvestfunds.com, or call Nvest Funds for the current edition of Fund Facts.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                               --------------
Nvest Funds(SM)                                                   PRESORT
Where The Best Minds Meet(R)                                      STANDARD
                                                                U.S. POSTAGE
---------------------                                               PAID
   P.O. Box 8551                                                BROCKTON, MA
                                                               PERMIT NO. 770
Boston, Massachusetts                                          --------------

     02266-8551
---------------------

 www.nvestfunds.com


                         To the household of:

DROWNING IN PAPER?

Go to:    www.nvestfunds.com
Click on: Sign up now for e-delivery*
          Get your next Nvest
          Fund report online.

*not available for Corporate Retirement Plans and Simple IRAs

               SI56-1200

[RECYCLING LOGO] Printed On Recycled Paper

Nvest Funds(SM)
Where The Best Minds Meet(R)

Nvest Intermediate
Term Tax Free Fund
of California

                                        Where
                                        The
                                        Best
                                        Minds
                                        Meet(R)





Annual Report
December 31, 2000

                               PRESIDENT'S LETTER

                                                                   February 2001
--------------------------------------------------------------------------------

     [PHOTO]

John T. Hailer
President and Trustee
Nvest  Funds

"Do-it-yourself investors who jumped from fund to fund chasing stellar performance in the 1990s did not do as well as those who consulted a professional adviser.*"


If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks
- those that appear undervalued relative to their earnings and assets - revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.


                                             /s/ John T. Hailer


*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.

NOT FDIC INSURED                   MAY LOSE VALUE              NO BANK GUARANTEE

              NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA


                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Intermediate Term Tax Free Fund of California's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

April 1993 (inception) through December 2000


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

        4/23/93         10000          9750
       12/31/93         10775         10505
       12/31/94         10243          9987
       12/31/95         11664         11372
       12/31/96         12284         11977
       12/31/97         13263         12931
       12/31/98         13859         13512
       12/31/99         13655         13313
       12/31/00         14988         14613

This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

              NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA


                             Average Annual Total Returns and Yields -- 12/31/00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A (Inception 4/23/93)        1 Year            5 Years     Since Inception

Net Asset Value(1, 4)              9.77%              5.14%             5.52%
With Maximum Sales Charge(2, 4)    7.01               4.60              5.17

--------------------------------------------------------------------------------
Class B (Inception 9/13/93)        1 Year            5 Years     Since Inception

Net Asset Value(1, 4)              9.00%              4.38%             3.95%
With CDSC(3, 4)                    4.00               4.04              3.95

--------------------------------------------------------------------------------
                                                              Since      Since
                                                              Fund's     Fund's
                                                             Class A    Class B
Comparative Performance                   1 Year  5 Years  Inception   Inception
Lehman Bros. Municipal Bond Index(5)       11.68%   5.84%     6.20%       5.75%
Lipper CA Interm. Muni. Debt Funds Avg.(6)  9.66    4.93      5.15        4.75
Morningstar Muni CA Interm. Debt Avg.(7)   10.43    5.10      5.42        5.00
--------------------------------------------------------------------------------

These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

                                                           Yields as of 12/31/00
--------------------------------------------------------------------------------

                                Class A              Class B

SEC 30-day Yield(8)              4.39%                3.77%
Taxable Equivalent Yield(9)      8.01                 6.88
--------------------------------------------------------------------------------

Notes to Charts

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 2.50%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.

(4) Fund performance may have been increased by voluntary expense waivers, without which performance would have been lower.

(5) Lehman Brothers Municipal Bond Index is an unmanaged composite measure of the performance of the municipal bond market. You may not invest directly in an index. Class A since-inception return is calculated from 4/30/93. Class B since-inception return is calculated from 9/30/93.

(6) Lipper California Intermediate Municipal Debt Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class A since-inception return is calculated from 4/30/93. Class B since-inception return is calculated from 9/30/93.

(7) Morningstar Municipal CA Intermediate Debt Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class A since-inception return is calculated from 4/30/93. Class B since-inception return is calculated from 9/30/93.

(8) SEC yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.

(9) Taxable equivalent yield is based on the maximum combined federal and California state income tax bracket of 45.22%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

              NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA

                                          Interview  with Your Portfolio Manager
--------------------------------------------------------------------------------

[PHOTO]

James Welch
Back Bay Advisor, L.P.


Q. How did Nvest Intermediate Term Tax Free Fund of California perform during 2000?

For the 12 months ended December 31, 2000, Nvest Intermediate Term Tax Free Fund of California Class A shares had a total return of 9.77% based on net asset value, including $0.36 in reinvested dividends. The Fund's benchmark, Lehman Brothers Municipal Bond Index, returned 11.68% _for the same period. The benchmark reflects investment performance of municipal bonds all across the U.S. A state-specific average of comparable municipal bond funds, Lipper California Intermediate Municipal Debt Funds Average, provided a total return of 9.66% for the same period.

The 30-day SEC yield on the Fund's Class A shares was 4.39%, which is equivalent to a taxable yield of 8.01%, based on the maximum combined federal and California income tax rate of 45.22%.

Q. What was the environment like for California municipal bonds during the year?

It was an environment of contrasts. During the first six months of 2000, the Federal Reserve Board continued a program of increasing short-term interest rates in an effort to prevent the economy from overheating. Although rising interest rates typically mean falling bond prices, the overall environment for fixed-income investments remained surprisingly favorable. Inflation - a key determinant of bond market performance - remained under control as a result of the Federal Reserve's actions.

However, during the second half of the year, the economy began to show clear evidence of slowing. According to figures released in December, the economy grew at just 2.2% in the third quarter of 2000 - the slowest pace in four years and down from 5.6% in the second quarter. Liquidity in both the equity and fixed-income markets plunged, prompting the Fed to hint that it might shift from a tightening to an easing bias to prevent the economy from slowing too abruptly.

The California municipal bond market weathered these contrasting periods well. Solid economic growth in the state helped soften the effects of rising rates early in the year and a slowing national economy toward the end of the year. California's

              NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA

--------------------------------------------------------------------------------

economic strength helped generate higher tax revenues, which increased the cash flow and improved the fiscal health and creditworthiness of many municipalities.

Q.   How did supply and demand impact the tax-exempt market?

Throughout the period, the supply of high-quality tax-exempt issues fell short of demand, supporting prices. Despite market and economic uncertainty, state and local governments continued to enjoy record budget surpluses, which enabled many municipalities to finance projects with cash rather than by issuing new debt, reducing the supply of new issues coming into the market.

At the same time, demand for municipal bonds remained strong, as investors seeking refuge from a volatile stock market turned to high-quality, fixed-income investments. The wealth-creation mentality that has characterized the past several years appeared to shift during the year to a concern for wealth preservation, as investors turned to high-quality municipal securities seeking competitive, tax-free income, total return potential and relative stability.

Q.   What strategies did you use in managing the Fund?

Early in 2000, when the Federal Reserve was actively raising rates, we adopted a defensive policy - gradually shortening the Fund's average maturity to make it less sensitive to declining bond prices. In general, the shorter a bond's maturity, the lower the risk of price loss when interest rates rise. Conversely, long-term bonds have greater appreciation potential when interest rates fall. During the latter half of the year, when it appeared that further interest-rate increases were unlikely, we extended the Fund's maturity to lock in higher yields.

Bear in mind that this Fund is designed to concentrate on intermediate-term bonds, so most shifts in maturities occur within a relatively narrow range. For example, bonds with shorter maturities (less than 5 years to maturity) accounted for 21% of the Fund's assets at mid year, with 47% maturing in the next 5 to 15 years. By the end of December, bonds with shorter maturities accounted for 12% of assets, with 56% in the intermediate range.

Credit quality also continued to play a major role in our strategy. As we added new positions during the year, we emphasized high-quality bonds that we believe offer better relative value due to their greater creditworthiness, especially in a slowing economic environment. After mid-year, we reduced our weighting in pre-refunded securities. (These are securities for which a bond issuer floats a second

              NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA

--------------------------------------------------------------------------------

bond in order to pay off the first bond, lowering the borrowing costs.) When interest rates rise, these securities provide relative price stability, but, as the climate changed, we shifted assets into issues that offered potentially higher yields.


                      Credit Quality Composition--12/31/00


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                         AAA                 39.2%
                         AA                  12.5%
                         A                   19.5%
                         BBB                  7.1%
                         Not Rated           21.7%

Average Credit Quality = AA
Average Portfolio Maturity = 10.7

Quality is based on ratings provided by Standard & Poor's.
Portfolio holdings and asset allocation will vary.


Q.   What is your current outlook?

On the national level, we believe inflation will remain low, which would be a positive for fixed-income securities in general. We also believe California's municipalities are on solid financial ground. Although the recent financial crisis afflicting utilities is a source of concern, it has no direct impact on the state's municipal bonds, which are backed by taxes and revenues from other sectors. However, if a productive and timely resolution is not reached, it could affect California municipalities, so we remain watchful.

On other fronts, we expect continued stock market volatility over the next several months, reflecting the slowing economy and the uncertainties that always accompany a new administration in Washington. This should continue to make high-quality municipal bonds attractive to investors. As always, we are mindful of the Fund's primary goal: to generate a high level of current income that is tax free for California residents.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Intermediate Term Tax Free Fund of California may invest a portion of assets in lower-rated bonds that offer higher yields in return for more risk. Some income may be subject to federal and California state taxes. Capital gains are fully taxable. Investors may be subject to the Alternative Minimum Tax
(AMT). This Fund is non-diversified, meaning it concentrates its assets in fewer securities, which can significantly affect your Fund's performance and the value of your investment. See the Fund's prospectus for details. The portfolio may also include U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not.

                             PORTFOLIO COMPOSITION


Investments  as of December 31, 2000


Tax Exempt Obligations -- 97.4% of Total Net Assets

                                                                     Ratings (c) (unaudited)
                                                                     ----------------------
   Principal                                                                    Standard
    Amount    Description                                              Moody's   & Poor's     Value (a)
--------------------------------------------------------------------------------------------------------
              California-- 85.0%
$   890,000   Berkeley Health Facility, Pre-Refunded Revenue Bond,
              6.500%, 12/01/2011, (d).................................   A2        A+       $   934,794
  1,500,000   California Health Facilities Finance Authority,
              Revenue Bond, 6.125%, 12/01/2019........................   A2        --         1,564,965
  1,120,000   California Housing Finance Agency, Revenue Bond,
              6.250%, 8/01/2016.......................................   Aa2       AA-        1,184,187
  1,150,000   California Housing Finance Agency, Revenue Bond,
              7.050%, 8/01/2027.......................................   Aa2       AA-        1,179,336
  1,000,000   California Pollution Control Financing Authority,
              Revenue Bond, 5.000%, 4/01/2008.........................   Aa2       AA+        1,051,360
  1,500,000   California Pollution Control Financing Authority,
              Series A Revenue Bond, 5.900%, 6/01/2014................   A1        A+         1,656,990
  1,500,000   California Pollution Control Financing Authority,
              Revenue Bond, 7.150%, 2/01/2011.........................   Ba1       BBB        1,536,300
  1,000,000   California State Public Works Board, Lease Revenue
              Bond, 5.500%, 6/01/2010.................................   Aa2       A+         1,095,250
  1,000,000   California State Public Works Board, Lease Revenue
              Bond, 5.500%, 6/01/2014, (MBIA insured).................   Aaa       AAA        1,103,000
  1,000,000   California State, General Obligation Bond, 7.000%,
              6/01/2002, (FGIC insured)...............................   Aaa       AAA        1,042,450
  1,850,000   California Statewide Community Development Authority,
              Certificate of Participation, 7.125%, 11/01/2016........    --       --         2,001,478
  1,000,000   Central California Joint Powers Health Financing,
              Certificate of Participation, 6.000%, 2/01/2020.........   Baa2      A-         1,019,400
  1,000,000   Duarte, California Certificate of Participation,
              Pre-Refunded Revenue Bond, 6.125%, 4/01/2013............   Baa1      AAA        1,066,700
  2,030,000   Fresno, California Unified School District,
              Certificate of Participation, 7.250%, 3/01/2007.........   A3        --         2,081,420
  1,000,000   Fresno, California Unified School District, General
              Obligation Bond, 6.400%, 8/01/2016, (MBIA insured)......   Aaa       AAA        1,201,390
  1,000,000   Los Angeles California Department of Water and Power,
              Revenue Bond, 6.000%, 2/15/2016.........................   Aa3       A+         1,071,030
    500,000   Rancho California Water District Financing Authority,
              Revenue Bond, 5.500%, 8/01/2010 (FSA insured) (e).......   Aaa       AAA          542,175

Investments  as of December 31, 2000


Tax Exempt Obligations -- continued

                                                                     Ratings (c) (unaudited)
                                                                     ----------------------
   Principal                                                                    Standard
    Amount    Description                                              Moody's   & Poor's     Value (a)
--------------------------------------------------------------------------------------------------------
$   200,000   Sacramento Utility District Electric, Revenue Bond,
              4.375%, 11/15/2006, (FSA insured) (d)...................   Aaa       AAA      $   200,000
  1,000,000   Sacramento Utility District Electric, Revenue Bond,
              6.145%, 11/15/2006, (FSA insured) (d)...................   Aaa       AAA        1,105,090
  2,000,000   San Diego California Unified School District, General
              Obligation Bond, Zero Coupon, 7/01/2014, (FGIC insured)    Aaa       AAA        1,047,720
  2,000,000   San Diego Port Facilities, Revenue Bond, 6.600%,
              12/01/2002..............................................   --       --          2,046,120
  1,000,000   Santa Clara Valley California Water District, Revenue
              Bond, 5.000%, 6/01/2018.................................   Aa3       AA         1,005,920
  1,000,000   Southern California Rapid Transit District,
              Certificate of Participation, 7.500%, 7/01/2005,
              (MBIA insured)..........................................   Aaa       AAA        1,042,790
  1,000,000   Valley Health Systems, Series A
              Revenue Bond, 6.500%, 5/15/2015.........................   --        BBB          988,880
  2,000,000   West & Central Basin Financing Authority, Series C
              Revenue Bond, 5.470%, 8/01/2006, (AMBAC insured)........   Aaa       AAA         2,198,900
                                                                                             -----------
                                                                                              30,967,645
                                                                                             -----------
              Puerto Rico-- 12.4%
  1,000,000   Puerto Rico Commonwealth Aqueduct & Sewer Authority,
              Revenue Bond, 6.250%, 7/01/2012.........................   Baa1      A           1,156,660
  1,000,000   Puerto Rico Commonwealth Highway & Transportation,
              Revenue Bond, 6.250%, 7/01/2016, (FSA insured)..........   Aaa       AAA         1,180,150
  1,000,000   Puerto Rico Commonwealth, General Obligation Bond,
              5.500%, 7/01/2013, (FSA insured)........................   Aaa       AAA         1,109,930
  1,000,000   Puerto Rico Public Finance Corp., Revenue Bond,
              5.375%, 6/01/2015, (AMBAC insured)......................   Aaa       AAA         1,087,560
                                                                                             -----------
                                                                                               4,534,300
                                                                                             -----------
              Total Tax Exempt Obligations
              (Identified Cost $33,740,252)...........................                        35,501,945
                                                                                             -----------
              Total Investments--97.4% (Identified Cost $33,740,252)(b)                       35,501,945
              Other assets less liabilities...........................                           943,389
                                                                                             -----------
              Total Net Assets--100%..................................                       $36,445,334
                                                                                             ===========


                See accompanying notes to financial statements.

Investments  as of December 31, 2000

(a)  See Note 1a of Notes to Financial Statements.

(b)  Federal Tax Information: At December 31, 2000, the net
     unrealized appreciation on investments based on cost of
     $33,740,252 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value
     over tax cost................................................. $ 1,809,139
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over value     (47,446)
                                                                    -----------
     Net unrealized appreciation...................................  $1,761,693
                                                                    ===========

     As of December 31, 2000, the Fund had a net capital loss carryforward of $2,234,189 of which $522,150 expires on December 31, 2002, $1,135,818 expires on December 31, 2007 and $576,221 expires on December 31,
     2008. These may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c) The ratings shown are believed to be the most recent ratings available at December 31, 2000. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2000. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

(d)  Variable rate demand note or floating rate security.
     The rates disclosed are as of December 31, 2000.

(e)  Delayed delivery security.


Legend of Portfolio Abbreviations:

AMBAC  American Municipal Bond Assurance Corp.
FGIC   Financial Guarantee Insurance Company
FSA    Financial Security Assurance
MBIA   Municipal Bond Investors Assurance Corp.

                       STATEMENT OF ASSETS & LIABILITIES


December 31, 2000


ASSETS
   Investments at value (Identified cost $33,740,252)               $35,501,945
   Due from investment adviser and subadviser.......                     14,330
   Receivable for:
     Funds shares sold..............................                     52,036
     Securities sold................................                    997,402
     Accrued interest...............................                    516,182
                                                                    -----------
                                                                     37,081,895

LIABILITIES
   Payable for:
     Securities purchased...........................   $ 530,825
     Fund shares redeemed...........................      19,102
     Custodial bank.................................      11,196
     Dividends declared.............................      12,479

   Accrued expenses:
     Transfer agent.................................       7,550
     Deferred trustees' fees........................      16,299
     Accounting and administrative..................       1,110
     Other..........................................      38,000
                                                      -----------
                                                                        636,561
                                                                    -----------
NET ASSETS..........................................                $36,445,334
                                                                    ===========
   Net Assets consist of:
     Paid in capital................................                $37,098,284
     Undistributed  net investment income...........                     43,089
     Accumulated net realized gain (loss)...........                 (2,457,732)
     Unrealized appreciation (depreciation) on
       investments .................................                  1,761,693
                                                                    -----------
NET ASSETS..........................................                $36,445,334
                                                                    ===========
   Computation of net asset value and offering price:
   Net asset value and redemption price of Class A
     shares ($28,887,799 / 3,759,914 shares of
     beneficial interest)...........................                $     7.68
                                                                    ===========
   Offering price per share (100 / 97.50 of $7.68)..                $     7.88*
                                                                    ===========
   Net asset value and offering price of Class B
     shares ($7,557,535 / 986,995 shares of
     beneficial interest)...........................                $     7.66**
                                                                    ===========

   * Based upon single  purchases of less than  $100,000.
     Reduced sales charges apply for purchases in excess of this amount.

  ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS


Year Ended December 31, 2000


INVESTMENT INCOME
   Interest.........................................                $ 2,338,898
                                                                    -----------

   Expenses
     Management fees................................   $ 210,961
     Service fees - Class  A........................      81,260
     Service and distribution fees - Class B........      76,789
     Trustees' fees and expenses....................       7,585
     Accounting and administrative..................      13,254
     Custodian......................................      64,282
     Transfer agent.................................      47,424
     Audit and tax services.........................      47,436
     Legal..........................................         567
     Printing.......................................      19,825
     Registration...................................      10,913
     Miscellaneous..................................       2,748
                                                      -----------
   Total expenses ..................................     583,044
   Less expenses waived by the investment adviser
      and subadviser................................    (183,891)       399,153
                                                      -----------   -----------
   Net investment income............................                  1,939,745
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FUTURES CONTRACTS
   Realized gain (loss) on:
     Investments - net..............................    (446,763)
     Futures contracts - net........................       1,453
                                                      -----------
     Net realized gain (loss) on investments and
       futures contracts............................   (445,310)
   Unrealized appreciation (depreciation) on:
     Investments - net..............................   2,148,809
                                                      -----------
   Net gain (loss) on investment transactions.......                  1,703,499
                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               $ 3,643,244
                                                                    ===========


                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                        Year Ended December 31,
                                                      -------------------------
                                                           1999         2000
                                                      ---------- --------------
FROM OPERATIONS
   Net investment income............................  $ 2,158,692   $ 1,939,745
   Net realized gain (loss) on investments,
     written options and futures contracts..........     (735,270)     (445,310)
   Net unrealized appreciation (depreciation)
     on investments.................................   (2,181,742)    2,148,809
                                                      -----------   ------------
   Increase (decrease) in net assets from
     operations.....................................     (758,320)    3,643,244
                                                      -----------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Class A........................................   (1,867,844)   (1,563,206)
     Class B........................................     (376,425)     (313,733)
                                                      -----------   ------------
                                                       (2,244,269)   (1,876,939)
                                                      -----------   ------------
Increase (decrease) in net assets
   derived from capital share transactions..........    1,878,106    (8,803,892)
                                                      -----------   ------------
Total increase (decrease) in net assets.............   (1,124,483)   (7,037,587)

NET ASSETS
   Beginning of the year............................   44,607,404    43,482,921
                                                      -----------   ------------
   End of the year..................................  $43,482,921   $36,445,334
                                                      ===========   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
   INCOME
   End of the year..................................  $   (21,976)  $    43,089
                                                      ===========   ============



                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                                                 Class A
                                          ---------------------------------------------------
                                                        Year Ended December 31,
                                          ---------------------------------------------------
                                           1996       1997       1998       1999       2000
                                          -------    -------    -------    -------    -------
Net Asset Value, Beginning of the Year..  $  7.65    $  7.66    $  7.87    $  7.83    $  7.34
                                          -------    -------    -------    -------    -------
Income From Investment Operations
Net Investment Income...................     0.39       0.39       0.37       0.37       0.37
Net Realized and Unrealized Gain (Loss)
  On Investments........................     0.00       0.20      (0.03)     (0.48)      0.33
                                          -------    -------    -------    -------    -------
Total From Investment Operations........     0.39       0.59       0.34      (0.11)      0.70
                                          -------    -------    -------    -------    -------
Less Distributions
Dividends From Net Investment Income....    (0.38)     (0.38)     (0.38)     (0.38)     (0.36)
                                          -------    -------    -------    -------    -------
Total Distributions.....................    (0.38)     (0.38)     (0.38)     (0.38)     (0.36)
                                          -------    -------    -------    -------    -------
Net Asset Value, End of the Year........  $  7.66    $  7.87    $  7.83    $  7.34    $  7.68
                                          =======    =======    =======    =======    =======
Total Return (%) (a)....................     5.3        8.0        4.5       (1.5)       9.8
Ratio of Operating Expenses to Average
  Net Assets (%) (b)....................     0.75       0.85       0.85       0.85       0.85
Ratio of Net Investment Income to
  Average Net Assets (%)................     5.18       5.06       4.79       4.79       4.97
Portfolio Turnover Rate (%).............      161        120        215        140        111
Net Assets, End of the Year (000).......  $35,972    $32,057    $35,348    $35,593    $28,888

(a)  A sales charge is not reflected in total return calculations.

(b) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.



                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                                                 Class B
                                          ---------------------------------------------------
                                                        Year Ended December 31,
                                          ---------------------------------------------------
                                           1996       1997       1998       1999       2000
                                          -------    -------    -------    -------    -------
Net Asset Value, Beginning of the Year..  $  7.63    $  7.64    $  7.85    $  7.81    $  7.32
                                          -------    -------    -------    -------    -------
Income From Investment Operations
Net Investment Income...................     0.33       0.34       0.32       0.31       0.31
Net Realized and Unrealized Gain (Loss)
   On Investments.......................     0.01       0.20      (0.03)     (0.48)      0.33
                                          -------    -------    -------    -------    -------
Total From Investment Operations........     0.34       0.54       0.29      (0.17)      0.64
                                          -------    -------    -------    -------    -------
Less Distributions
Dividends From Net Investment Income....    (0.33)     (0.33)     (0.33)     (0.32)     (0.30)
                                          -------    -------    -------    -------    -------
Total Distributions.....................    (0.33)     (0.33)     (0.33)     (0.32)     (0.30)
                                          -------    -------    -------    -------    -------
Net Asset Value, End of the Year........  $  7.64    $  7.85    $  7.81    $  7.32    $  7.66
                                          =======    =======    =======    =======    =======
Total Return (%) (a)....................     4.6        7.2        3.7       (2.2)       9.0
Ratio of Operating Expenses to Average
   Net Assets (%) (b)...................     1.50       1.60       1.60       1.60       1.60
Ratio of Net Investment Income to
   Average Net Assets (%)...............     4.43       4.31       4.04       4.04       4.22
Portfolio Turnover Rate (%).............      161        120        215        140       111
Net Assets, End of the Year (000).......  $ 7,590    $ 8,881    $ 9,259    $ 7,889    $ 7,558

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.


                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2000


1. Significant Accounting Policies. The Nvest Intermediate Term Tax Free Fund of California (the "Fund") is a series of Nvest Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a high level of current income exempt from federal income tax and California personal income tax. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers both Class A and Class B shares. Class A shares are sold with a maximum front end sales charge of 2.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997).

Expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Income. Security transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of original issue discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the

For the Year Ended December 31, 2000


cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact, if any, resulting from the adoption of this principle will not be material to the financial statements.

c. Options. The Fund uses options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

d. Interest Rate Futures Contracts. The Fund may enter into interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

e. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

f. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and

For the Year Ended December 31, 2000


are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ accounting principles generally accepted in the United States of America. These differences relate primarily to differing treatments of capital loss carryforwards, futures transactions and post October losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) were $43,016,762 and $51,925,313, respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays a gross management fee to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.525% of the first $200 million of the Fund's average daily net assets, 0.50% of the next $300 million and 0.475% of such assets in excess of $500 million reduced by the payment to the Fund's investment subadviser Back Bay Advisors, L.P. ("Back Bay") at the rate of 0.2625% of the first $200 million of the Fund's average daily net assets, 0.25% of the next $300 million and 0.2375% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Back Bay are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A. Fees earned by Nvest Management and Back Bay under the management and subadvisory agreements in effect during the year ended December 31, 2000 are as follows:

                  Fees Earned
                  -----------
                  Nvest Management          $ 105,481
                  Back Bay                    105,480
                                            ---------
                                            $ 210,961
                                            =========

The effective management fee before the expense limitation for the year ended December 31, 2000 was 0.525%. As a result of the expense limitation as described in Note 4, the effective management fee for the year ended December 31, 2000 was 0.067%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC its pro rata portion of a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000,

For the Year Ended December 31, 2000


these expenses amounted to $13,254, and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative expense for the year ended December 31, 2000 was 0.035%.

c. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $81,260 in service fees under the Class A Plan. Prior to September 13, 1993, to the extent that Nvest Funds L.P. reimburseable expenses in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses at December 31, 2000 is $179,456.

Under the Class B Plan, the Fund pays Nvest Funds L.P. a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $19,197 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays Nvest Funds L.P. a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B shares. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $57,592 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors of shares of the Fund during the year ended December 31, 2000 amounted to $21,481.

d. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. For the year ended December 31, 2000, the Fund paid NSC $35,069 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meet-

For the Year Ended December 31, 2000


ing of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Expense Limitations. Nvest Management has given a binding undertaking and Back Bay has voluntarily agreed until further notice to defer their respective management and subadvisory fees and, if necessary, Nvest Management has agreed to bear certain expenses associated with the Fund, to the extent necessary to limit the Fund's expenses to the annual rates of 0.85% and 1.60% of the average net assets of the Fund's Class A and B shares, respectively. The Fund is obligated to pay such deferred fees in later periods to the extent the Fund's expenses fall below the annual rates of 0.85%, and 1.60% of average net assets of the Fund's Class A and Class B shares, respectively, provided however, that the Fund is not obligated to pay any such deferred fees more than one year after the end of the fiscal year in which the fee was deferred. Nvest Management's undertaking will be in effect for the life of the Fund's current prospectus. Prior to September 1, 1996, Back Bay and Nvest Management voluntarily agreed to reduce management fees in order to limit the Fund's expenses to an annual rate of 0.70% of the Fund's Class A average daily net assets and 1.45% of the Fund's Class B average daily net assets.

As a result of the Fund's expenses exceeding the expense limitations during the year ended December 31, 2000, Back Bay reduced its subadvisory fees by $91,946 and Nvest Management reduced its advisory fees by $91,945.

5. Concentration of Credit. The Fund primarily invests in debt obligations issued by the State of California and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a comparable municipal bond fund that is not as concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of California municipal securities to meet their financial obligations. The Fund had the following concentrations by source in excess of 10% on December 31, 2000 as a percentage of the Fund's total net assets: Education (14.9%), Medical Products & Supplies (13.2%), and Health Care (10.8%)

For the Year Ended December 31, 2000


6. Capital Shares. At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class
B. Transactions in capital shares were as follows:

                                                         Year Ended December 31,
                                            -----------------------------------------------
                                                    1999                     2000
                                            -----------------------    --------------------
 Class A                                      Shares       Amount       Shares     Amount
 ------                                     ---------   -----------    --------   ---------
  Shares sold ...........................   2,383,925  $18,347,369     284,939  $ 2,111,273
   Shares issued in connection with the
     reinvestment of:
     Dividends from net investment income     145,308    1,107,226     130,722      974,099
                                           ----------  -----------  ----------  -----------
                                            2,529,233   19,454,595     415,661    3,085,372
   Shares repurchased ...................  (2,193,681) (16,773,597) (1,504,506) (11,212,197)
                                           ----------  -----------  ----------  -----------
   Net increase (decrease) ..............     335,552  $ 2,680,998  (1,088,845) $(8,126,825)
                                           ----------  -----------  ----------  -----------


                                                         Year Ended December 31,
                                            -----------------------------------------------
                                                    1999                     2000
                                            -----------------------    --------------------
 Class B                                      Shares       Amount       Shares     Amount
 ------                                     ---------   -----------    --------   ---------
   Shares sold ..........................     202,511  $ 1,524,313      84,370  $   629,921
   Shares issued in connection with the
     reinvestment of:
     Dividends from net investment income      28,996      220,717      25,308      188,071
                                           ----------  -----------  ----------  -----------
                                              231,507    1,745,030     109,678      817,992
   Shares repurchased ...................    (339,124)  (2,547,922)   (200,783)  (1,495,059)
                                           ----------  -----------  ----------  -----------
   Net increase (decrease) ..............    (107,617) $  (802,892)    (91,105) $  (677,067)
                                           ----------  -----------  ----------  -----------
   Increase (decrease) derived from
     capital shares transactions.........     227,935  $ 1,878,106  (1,179,950) $(8,803,892)
                                           ==========  ===========  ==========  ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Nvest Funds Trust II
and the Shareholders of the Nvest Intermediate Term Tax Free Fund of California

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Intermediate Term Tax Free Fund of California (the "Fund"), a series of Nvest Funds Trust II, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

                             ADDITIONAL INFORMATION


Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

          Voted For      Voted Against    Abstained Votes    Total Votes
       -------------    --------------   ----------------   -------------
        3,481,452.053       882.247         50,054.158      3,532,388.458

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and Back Bay Advisors, L.P.

          Voted For      Voted Against    Abstained Votes    Total Votes
       -------------    --------------   ----------------   -------------
        3,425,220.053     57,114.247        50,054.158      3,532,388.458


     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                             Affirmative       Withheld           Total
                           --------------    -------------    --------------
Graham T. Allison, Jr.     50,351,179.727    1,891,502.478    52,242,682.205
Daniel M. Cain             50,358,991.628    1,883,690.577    52,242,682.205
Kenneth J. Cowan           50,332,652.513    1,910,029.692    52,242,682.205
Richard Darman             50,340,819.239    1,901,862.966    52,242,682.205
Sandra O. Moose            50,337,844.135    1,904,838.070    52,242,682.205
John A. Shane              50,350,695.242    1,891,986.963    52,242,682.205
Peter S. Voss              50,358,652.504    1,884,029.701    52,242,682.205
Pendleton P. White         50,336,723.808    1,905,958.397    52,242,682.205
John T. Hailer             50,354,056.572    1,888,625.633    52,242,682.205

                             REGULAR INVESTING PAYS


                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.  It's an easy way to build assets.
2.  It's convenient and effortless.
3.  It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5.  It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  The Power of Monthly Investing


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]





Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any Nvest Fund. The value and returns on Nvest funds will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                             SAVING FOR RETIREMENT

                                        An Early Start Can Make a Big Difference
--------------------------------------------------------------------------------

With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

                                                    Two Hypothetical Investments

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]





Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                             Glossary for Mutual Fund  Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Yield - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

Maturity - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

Duration - A measure, stated in years, of a bond's sensitivity to interest rates. Duration allows you to compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% in value if interest rates rise 1%.

Treasuries - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

Municipal Bond - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges. A small portion of income may be subject to federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

                                  NVEST FUNDS


                           Nvest AEW Real Estate Fund
                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust - Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

*Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.


                              INVESTMENT MANAGERS

      AEW Management and Advisors            Loomis, Sayles & Company
          Back Bay Advisors                 Montgomery Asset Management
       Capital Growth Management             RS Investment Management
    Harris Associates/Oakmark Funds        Vaughan, Nelson, Scarborough
       Janus Capital Corporation                   & McCullough
          Jurika & Voyles                  Westpeak Investment Advisors
            Kobrick Funds


  For current fund performance, ask your financial representative, access the Nvest Funds Web site at www.nvestfunds.com, or call Nvest Funds for the current edition of Fund Facts.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                               --------------
Nvest Funds                                                       PRESORT
Where The Best Minds Meet(R)                                      STANDARD
                                                                U.S. POSTAGE
---------------------                                               PAID
   P.O. Box 8551                                                BROCKTON, MA
                                                               PERMIT NO. 770
Boston, Massachusetts                                          --------------

     02266-8551
---------------------
 www.nvestfunds.com


                         To the household of:

DROWNING IN PAPER?

Go to:    www.nvestfunds.com
Click on: Sign up now for e-delivery*
          Get your next Nvest
          Fund report online.

*not available for Corporate Retirement Plans and Simple IRAs

               CA56-1200

[RECYCLING LOGO] Printed On Recycled Paper

Nvest Funds(SM)
Where The Best Minds Meet(R)

Nvest Limited
Term U.S.
Government Fund



                                        Where
                                        The
                                        Best
                                        Minds
                                        Meet(R)





Annual Report
December 31, 2000

                               PRESIDENT'S LETTER

                                                                   February 2001
--------------------------------------------------------------------------------

[PHOTO]

John T. Hailer
President and Trustee
Nvest Funds

"Do-it-yourself investors who jumped from fund to fund chasing stellar performance in the 1990s did not do as well as those who consulted a professional adviser.*"

If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks
- those that appear undervalued relative to their earnings and assets - revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.


                                                  /s/  John T. Hailer

*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.


NOT FDIC INSURED                   MAY LOSE VALUE              NO BANK GUARANTEE

                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Limited Term U.S. Government Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and has no expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

       12/31/90         10000          9700
       12/31/91         11383         11041
       12/31/92         12026         11666
       12/31/93         12920         12532
       12/31/94         12633         12254
       12/31/95         14279         13850
       12/31/96         14618         14180
       12/31/97         15681         15210
       12/31/98         16694         16193
       12/31/99         16582         16085
       12/31/00         17962         17423

This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                     NVEST LIMITED TERM U.S. GOVERNMENT FUND

                                        Average Annual Total Returns -- 12/31/00
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
    Class A (Inception 1/3/89)               1 Year                     5 Years                    10 Years
    Net Asset Value(1)                          8.34%                     4.70%                       6.03%
    With Maximum Sales Charge(2)                5.08                      4.07                        5.71
----------------------------------------------------------------------------------------------------------------
    Class B (Inception 9/27/93)              1 Year                     5 Years                Since Inception
    Net Asset Value(1)                          7.66%                     4.01%                       3.87%
    With CDSC(3)                                2.66                      3.69                        3.87
----------------------------------------------------------------------------------------------------------------
    Class C (Inception 12/30/94)             1 Year                     5 Years                Since Inception
    Net Asset Value(1)                          7.65%                     4.01%                       5.20%
    With Maximum Sales Charge and CDSC(3)       5.59                      3.80                        5.02
----------------------------------------------------------------------------------------------------------------
   Class Y (Inception 3/31/94)              1 Year                     5 Years                Since Inception
    Net Asset Value(1)                          8.82%                     5.08%                       5.65%
----------------------------------------------------------------------------------------------------------------

                                                                                   Since      Since      Since
                                                                                   Fund's     Fund's     Fund's
                                                                                   Class B    Class C    Class Y
Comparative Performance                        1 Year     5 Years     10 Years     Incept.    Incept.    Incept.
    Lehman Bros. Int. Gov't. Bond Index(4)     10.47%       6.19%       7.19%       5.94%      7.51%      6.67%
    Morningstar Short Gov't. Average(5)         7.93        5.22        6.23        4.97       6.32       5.50
    Lipper Short Int. U.S. Gov't. Average(6)    8.56        5.16        6.44        4.98       6.45       5.61
----------------------------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 3.00%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000, are subject to a 1.00% sales charge. C share accounts established prior to December 1, 2000, are not subject to the 1.00% sales charge.

(4) Lehman Brothers Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies with maturities of 1 to 10 years. You may not invest directly in an index. Class B since-inception return is calculated from 9/30/93.

(5) Morningstar Short Government Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93.

(6) Lipper Short Intermediate U.S. Government Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class B since-inception return is calculated from 9/30/93.

                    NVEST LIMITED TERM U.S. GOVERNMENT FUND


                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------

[PHOTOS]


Scott Nicholson,
James Welch
Members of the investment
management team,
Back Bay Advisors, L.P.


Q.   How did Nvest Limited Term U.S. Government Fund perform during 2000?

For the 12 months ended December 31, 2000, Nvest Limited Term U.S. Government Fund Class A shares had a total return of 8.34% based on net asset value, including $0.70 in reinvested dividends. The Fund's benchmark, the Lehman Brothers Intermediate Government Bond Index, returned 10.47% for the same period.

Q.   What was the investment environment like during the year?

During the first half of the year, the Federal Reserve Board continued a program of raising interest rates in an effort to slow economic growth and avoid potential inflation. In spite of three rate hikes during this period, causing prices of short-term bonds to decline, long-term Treasury bonds did well. In January, the U.S. Treasury announced that it would use $30 billion of the federal budget surplus to buy back long-term debt to pay down the deficit, and demand for these issues rose sharply, sending yields down and prices up in this sector. The combination of rising short-term rates and falling long-term yields caused the Treasury yield curve to invert - short-term rates rose higher than those on the longer end of the yield curve.

After the Fed's last increase in short-term interest rates in May, the tide began to turn. It typically takes about six to nine months before the economy starts to feel the effect of the Fed's intervention, so the economic slowdown did not begin to take effect until the summer. As concern about inflation and further Fed rate increases subsided, short-term interest rates began to ease. By the end of the year, as concern about a potential recession began to grow, the Fed began to hint that it might lower rates to avoid too abrupt a slowdown in the economy.

                    NVEST LIMITED TERM U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------

                           Portfolio Mix -- 12/31/00

                        Government Agencies       57.1%
                        Yankees                    7.2%
                        Treasuries                 5.2%
                        Corporate & Other         26.5%
                        Asset-Backed Securities    4.0%

Portfolio holdings and asset allocation will vary.


Q.   What was your strategy with the Fund?

In addition to Treasury securities, Nvest Limited Term U.S. Government Fund can invest in U.S. government agency bonds, mortgage-backed securities, corporate bonds and asset-backed securities (bonds backed by receipts from auto and other loans). As fears of a possible recession began to mount, so too did concerns about credit risk. Bank lending standards tightened, default risks increased, and bankruptcies were on the rise.

Against this uncertain backdrop, we sought to insulate the Fund from credit risks by concentrating on top-rated bonds, including Treasury bonds and mortgage-backed securities issued by "Ginnie Mae" (GNMA, the Government National Mortgage Association). Like Treasuries, Ginnie Maes are backed by the full faith and credit of the U.S. government, but these mortgage-backed securities offered additional yield as well as good performance during the latter half of the year. We limited the corporate bonds in the portfolio to high-quality issues, and at various times during the year we reduced or entirely eliminated exposure to this market. Even so, corporate bonds detracted from performance at times during 2000.

                    NVEST LIMITED TERM U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------

As for maturity structure, we were able to take advantage of the two different investment environments in the course of the year. During the first half, we maintained what's called a "barbell" structure, investing in long-term Treasuries on one end and very short-term bonds on the other, with little invested in between. In this way, Nvest Limited Term U.S. Government Fund was able to take advantage of falling yields and rising prices on longer-term bonds on the one hand, while reinvesting proceeds from maturing short-term issues to garner more yield while the Fed was raising rates. During the second half of 2000, the portfolio concentrated on those parts of the yield curve where rates were dropping - and prices were rising - as the economy slowed and the yield curve resumed a more normal shape.

Q.   What is your current outlook?

We believe the investment environment for fixed-income securities should be positive going forward, especially in light of continued volatility in the stock market and the Federal Reserve's move early in January to cut rates by 0.5%. Slower economic growth may prompt the Fed to continue to ease rates in 2001, in an effort to stabilize growth at a level that is neither inflationary nor recessionary.

With the 2000 election resolved, fixed-income investors are waiting to see how the new administration and the new Congress address the federal budget surplus, and whether or not more of that surplus will be used to pay down debt further. We will continue to focus on economic fundamentals. As 2001 gets underway, conditions generally seem to favor the bond market, and we believe shareholders of Nvest Limited Term U.S. Government Fund should benefit.

This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Limited Term U.S. Government Fund may invest primarily in securities issued or backed by the federal government, including Treasury securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not. It may also invest a portion of assets in foreign securities, which have special risks and in mortgage securities that are subject to prepayment risk. These risks affect the value of your investment. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION

Investments as of December 31, 2000

Bonds and Notes -- 99.1% of Total Net Assets

                                                                             Ratings (c)
                                                                              (unaudited)
                                                                          --------------------
  Principal                                                                          Standard
    Amount     Description                                                Moody's     & Poor's   Value (a)
------------------------------------------------------------------------------------------------------------
               Asset Backed -- 7.2%
$  5,000,000   Chase Manhattan Auto Owner Trust, 6.210%,  12/15/2004 .....   Aaa         AAA   $   5,023,450
   5,000,000   Huntington Auto Trust, 7.330%,  7/15/2004 .................   Aaa         AAA       5,083,800
                                                                                               -------------
                                                                                                  10,107,250
                                                                                               -------------
               Finance & Banking -- 2.9%
   4,000,000   General Electric Capital Corp., Medium Term Note,
                  6.750%, 9/11/2003 ......................................   Aaa         AAA       4,078,100
                                                                                               -------------
               Government Agencies -- 56.7%
   1,250,000   Federal Home Loan Mortgage Corp., 7.000%,  2/15/2003 ......   Aaa         AAA       1,284,175
      50,905   Federal Home Loan Mortgage Corp., 7.500%,  6/01/2026 ......   Aaa         AAA          51,780
      20,431   Federal Home Loan Mortgage Corp., 10.000%,  7/01/2019 .....   Aaa         AAA          21,746
   2,632,206   Federal Home Loan Mortgage Corp., 11.500%, with various
                 maturities to 2020 (d)................................ ..   Aaa         AAA       2,928,041
   4,500,000   Federal National Mortgage Association, 6.000%, 12/15/2005 .   Aaa         AAA       4,549,230
  10,000,000   Federal National Mortgage Association, 6.750%, 8/15/2002 ..   Aaa         AAA      10,165,600
   3,604,941   Federal National Mortgage Association, 7.000%,
                 12/01/2022 (d)...........................................   Aaa         AAA       3,609,448
  10,000,000   Federal National Mortgage Association,
                 7.500%, 12/01/2030 ......................................   Aaa         AAA      10,146,800
   8,315,930   Government National Mortgage Association,
                 7.000%, 10/15/2028 ......................................   Aaa         AAA       8,352,271
  36,644,524   Government National Mortgage Association, 8.000%, with
               various maturities to 2030 (d) ............................   Aaa         AAA      37,606,442
      39,932   Government National Mortgage Association, 12.500%, with
               various maturities to 2015 (d) ............................   Aaa         AAA          45,699
     589,732   Government National Mortgage Association, 16.000%, with
               various maturities to 2012 (d) ............................   Aaa         AAA         704,559
     203,421   Government National Mortgage Association, 17.000%, with
               various maturities to 2012 (d) ............................   Aaa         AAA         244,553
                                                                                               -------------
                                                                                                  79,710,344
                                                                                               -------------
               Telecommunications -- 1.4%
   2,000,000   Koninklijke KPN NV,  7.500%, 10/01/2005 ...................   A3          A-        1,948,798
                                                                                               -------------
               U.S. Government -- 26.3%
   3,000,000   United States Treasury Bonds, 9.125%,  5/15/2018 (e).......   Aaa         AAA       4,185,930
  10,609,200   United States Treasury Notes, 3.875%,  1/15/2009 (e).......   Aaa         AAA      10,695,347
   5,500,000   United States Treasury Notes, 5.750%,  8/15/2010 (e).......   Aaa         AAA       5,763,835
  12,000,000   United States Treasury Notes, 6.750%,  5/15/2005 (e).......   Aaa         AAA      12,783,720
   3,500,000   United States Treasury Notes, 8.000%,  5/15/2001...........   Aaa         AAA       3,528,987
                                                                                               -------------
                                                                                                  36,957,819
                                                                                               -------------
               Utilities -- 0.7%
   1,000,000   Sempra Energy,  6.950%, 12/01/2005 ........................   A2          A           979,264
                                                                                               -------------

6               See accompanying notes to financial statements.

Investments as of December 31, 2000

Bonds and Notes -- continued

                                                                             Ratings (c)
                                                                              (unaudited)
                                                                          --------------------
  Principal                                                                          Standard
    Amount     Description                                                Moody's     & Poor's   Value (a)
------------------------------------------------------------------------------------------------------------
               Yankee -- 3.9%
$  3,960,000   Inter-American Development Bank Bonds,
                 12.250%, 12/15/2008 .....................................   Aaa         AAA   $   5,522,073
                                                                                               -------------
               Total Bonds and Notes (Identified Cost $138,050,032).......                       139,303,648
                                                                                               -------------

Short Term Investment-- 0.1%

  Principal
    Amount     Description                                                                       Value (a)
------------------------------------------------------------------------------------------------------------
     194,965   Household Finance Corp., 6.500%, 1/02/2001 ................                           194,965
                                                                                               -------------
               Total Short Term Investment (Identified Cost $194,965) ....                           194,965
                                                                                               -------------
               Total Investments -- 99.2% (Identified Cost
                 $138,244,997) (b) .......................................                       139,498,613
               Other assets less liabilities .............................                         1,090,112
                                                                                               -------------
               Total Net Assets -- 100%...................................                     $ 140,588,725
                                                                                               =============

            (a)  See Note 1a of Notes to Financial Statements.

            (b) Federal Tax Information: At December 31, 2000 the net unrealized appreciation on investments based on cost for federal income tax purposes of $138,323,035 was as follows:

                 Aggregate gross unrealized appreciation for all
                 investments in which there is an excess value over
                 tax cost.................................................                  $   1,527,437
                 Aggregate gross unrealized depreciation for all
                 investments in which there is an excess of tax cost
                 over value...............................................                       (351,859)
                                                                                            -------------
                 Net unrealized appreciation .............................                  $   1,175,578
                                                                                            =============

                 At December 31, 2000 the Fund had a capital loss carryover of approximately $49,830,430 of which $26,963,634 expires on December 31, 2002, $1,001,296 expires on December
                 31,2003, $4,342,078 expires on December 31, 2004,
                 $2,731,339 expires on December 31, 2005, $10,626,315
                 expires on December 31, 2007 and $4,165,768 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

            (c) The ratings shown are believed to be the most recent ratings available at December 31, 2000. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December
                 31, 2000. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the rating of agencies.

            (d) The Fund's investments in mortgage backed securities of the Federal Home Loan Mortgage Corporation and Government
                 National Mortgage Association are interest in separate pools of mortgages. All separate investment in securities of these issuers which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

            (e) All or a portion of this security was on loan to brokers at December 31, 2000. See accompanying notes to financial statements.

              See accompanying notes to financial statements.                  7

                     STATEMENT OF ASSETS & LIABILITIES

December 31, 2000

ASSETS
   Investments at value (Identified cost $138,244,997) .........                      $139,498,613
   Cash ........................................................                            34,551
   Investments held as collateral for loaned securities ........                        29,769,688
   Receivable for:
      Fund shares sold .........................................                         1,408,809
      Dividends and interest ...................................                         1,475,009
                                                                                      ------------
                                                                                       172,186,670
LIABILITIES
   Payable for:
      Collateral on securities loaned, at value ................   $  29,769,688
      Securities purchased .....................................       1,586,385
      Dividends declared .......................................          59,375
   Accrued expenses:
      Transfer agent ...........................................          23,775
      Management fees ..........................................          77,419
      Deferred trustees' fees ..................................          24,214
      Accounting and administrative ............................           4,304
      Other ....................................................          52,785
                                                                    ------------
                                                                                        31,597,945
                                                                                      ------------
NET ASSETS .....................................................                      $140,588,725
                                                                                      ============

   Net Assets consist of:
      Paid in capital ..........................................                      $189,313,695
      Overdistributed net investment income ....................                           (67,755)
      Accumulated net realized gains (losses) ..................                       (49,910,831)
      Unrealized appreciation (depreciation)
      on investments ...........................................                         1,253,616
                                                                                      ------------
NET ASSETS .....................................................                      $140,588,725
                                                                                      ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($118,833,374 / 10,652,117 shares of beneficial interest) ....                           $ 11.16
                                                                                           =======
Offering price per share (100 / 97 of $11.16) ..................                           $ 11.51*
                                                                                           =======
Net asset value and offering price of Class B shares
   ($11,883,768 /1,066,942 shares of beneficial interest) ......                           $ 11.14**
                                                                                           =======
Net asset value of Class C shares
   ($6,617,233 / 593,641 shares of beneficial interest) ........                           $ 11.15**
                                                                                           =======
Offering price per share (100 / 99 of $11.15) ..................                           $ 11.26*
                                                                                           =======
Net asset value, offering and redemption price of Class Y shares
   ($3,254,350 / 290,652 shares of beneficial interest) ........                           $ 11.20
                                                                                           =======

 *   Based upon single purchases of less than $100,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


8               See accompanying notes to financial statements.

                             STATEMENT OF OPERATIONS

Year Ended December 31, 2000

INVESTMENT INCOME
   Interest .........................................................................                    $11,441,485
   Securities lending income ........................................................                         43,386
                                                                                                         -----------
                                                                                                          11,484,871
   Expenses
      Management fees ...............................................................   $     984,627
      Service and distribution fees - Class A .......................................         450,933
      Service and distribution fees - Class B .......................................         121,510
      Service and distribution fees - Class C .......................................          71,993
      Trustees' fees and expenses ...................................................          12,588
      Accounting and administrative .................................................          53,070
      Custodian .....................................................................         102,642
      Transfer agent - Class A, Class B, Class C ....................................         302,044
      Transfer agent - Class Y ......................................................           3,293
      Audit and tax services ........................................................          41,180
      Legal .........................................................................           1,872
      Printing ......................................................................          42,869
      Registration ..................................................................          44,153
      Miscellaneous .................................................................           1,837
                                                                                         ------------
   Total expenses ...................................................................                      2,234,611
                                                                                                         -----------
   Net investment income ............................................................                      9,250,260
                                                                                                         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  WRITTEN OPTIONS AND FUTURES CONTRACTS

   Realized gain (loss) on:
      Investments - net .............................................................      (2,960,330)
      Written options - net .........................................................        (169,794)
      Futures contracts - net .......................................................         (36,113)
                                                                                          -----------
      Total realized gain (loss) on investments, written options and futures
          contracts .................................................................       (3,166,237)
                                                                                          -----------
   Unrealized appreciation (depreciation) on:
      Investments - net .............................................................       5,546,929
                                                                                          -----------
   Net gain (loss) on investment transactions .......................................                      2,380,692
                                                                                                         -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...............................                    $11,630,952
                                                                                                         ===========

                See accompanying notes to financial statements.                9

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended December 31,
                                                                                    ------------------------------
                                                                                        1999             2000
                                                                                    -------------    -------------
FROM OPERATIONS
   Net investment income ........................................................   $  12,169,938    $   9,250,260
   Net realized gain (loss) on investments, written options and
       futures contracts ........................................................      (9,210,131)      (3,166,237)
   Unrealized appreciation (depreciation) on investments, written options
       and futures contracts ....................................................      (4,766,837)       5,546,929
                                                                                    -------------    -------------
   Increase (decrease) in net assets from operations ............................      (1,807,030)      11,630,952
                                                                                    -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
      Class A ...................................................................      (9,933,189)      (8,075,830)
      Class B ...................................................................        (840,673)        (685,214)
      Class C ...................................................................        (573,411)        (404,716)
      Class Y ...................................................................        (460,940)        (218,791)
                                                                                    -------------    -------------
                                                                                      (11,808,213)      (9,384,551)
                                                                                    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS ......................................     (40,341,564)     (42,154,629)
                                                                                    -------------    -------------
Total increase (decrease) in net assets .........................................     (53,956,807)     (39,908,228)

NET ASSETS
   Beginning of the year ........................................................     234,453,760      180,496,953
                                                                                    -------------    -------------
   End of the year ..............................................................   $ 180,496,953    $ 140,588,725
                                                                                    =============    =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
   End of the year ..............................................................   $     104,847    $     (67,755)
                                                                                    =============    =============


10              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.


                                                                              Class A
                                             -----------------------------------------------------------------------

                                                                       Year Ended December 31,
                                             -----------------------------------------------------------------------
                                                 1996           1997           1998           1999           2000
                                             -----------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning of Year .......   $     12.10    $     11.55    $     11.64    $     11.70    $     10.97
                                             -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
Net Investment Income ....................          0.81           0.72           0.67           0.66           0.69
Net Realized and Unrealized Gain (Loss) on
   Investments ...........................         (0.54)          0.09           0.06          (0.74)          0.20
                                             -----------    -----------    -----------    -----------    -----------
Total From Investment Operations .........          0.27           0.81           0.73          (0.08)          0.89
                                             -----------    -----------    -----------    -----------    -----------
Less Distributions
Distributions From Net Investment Income .         (0.82)         (0.72)         (0.67)         (0.65)         (0.70)
                                             -----------    -----------    -----------    -----------    -----------
Total Distributions ......................         (0.82)         (0.72)         (0.67)         (0.65)         (0.70)
                                             -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Year .............   $     11.55    $     11.64    $     11.70    $     10.97    $     11.16
                                             ===========    ===========    ===========    ===========    ===========
Total Return (%) (a) .....................           2.4            7.3            6.5           (0.7)           8.3
Ratio of Operating Expenses to Average
Net Assets (%) ...........................          1.25           1.28           1.31           1.33           1.40
Ratio of Net Investment Income to Average
Net Assets (%) ...........................          7.13           6.40           5.81           5.91           6.18
Portfolio Turnover Rate (%) ..............           327            533          1,376            400            384
Net Assets, End of Year (000) ............   $   276,178    $   222,185    $   194,032    $   149,756    $   118,833

(a)  A sales charge is not reflected in total return calculations.


                See accompanying notes to financial statements.               11

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                                                             Class B
                                             -----------------------------------------------------------------------

                                                                      Year Ended December 31,
                                             -----------------------------------------------------------------------
                                                1996           1997           1998           1999           2000
                                             -----------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning of Year .......   $     12.09    $     11.54    $     11.62    $     11.69    $     10.95
                                             -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
Net Investment Income ....................          0.73           0.65           0.60           0.59           0.62
Net Realized and Unrealized Gain (Loss) on
  Investments ............................         (0.54)          0.08           0.07          (0.75)          0.20
                                             -----------    -----------    -----------    -----------    -----------
Total From Investment Operations .........          0.19           0.73           0.67          (0.16)          0.82
                                             -----------    -----------    -----------    -----------    -----------
Less Distributions
Distributions From Net Investment Income .         (0.74)         (0.65)         (0.60)         (0.58)         (0.63)
                                             -----------    -----------    -----------    -----------    -----------
Total Distributions ......................         (0.74)         (0.65)         (0.60)         (0.58)         (0.63)
                                             -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Year .............   $     11.54    $     11.62    $     11.69    $     10.95    $     11.14
                                             ===========    ===========    ===========    ===========    ===========
Total Return (%) (a) .....................           1.7            6.5            5.9           (1.4)           7.7
Ratio of Operating Expenses to Average
  Net Assets (%) .........................          1.90           1.93           1.96           1.98           2.05
Ratio of Net Investment Income to Average
  Net Assets (%) .........................          6.48           5.75           5.16           5.26           5.53
Portfolio Turnover Rate (%) ..............           327            533          1,376            400            384
Net Assets, End of Year (000) ............   $    18,503    $    16,060    $    18,116    $    14,601    $    11,884


(a) A contingent deferred sales charge is not reflected in total return calculations.

12              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                                                            Class C
                                             -----------------------------------------------------------------------

                                                                    Year Ended December 31,
                                             -----------------------------------------------------------------------
                                                 1996           1997           1998           1999           2000
                                             -----------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning of Year .......   $     12.10    $     11.54    $     11.63    $     11.70    $     10.96
                                             -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
Net Investment Income ....................          0.75           0.65           0.60           0.59           0.62
Net Realized and Unrealized Gain (Loss) on
  Investments ............................         (0.57)          0.09           0.07          (0.75)          0.20
                                             -----------    -----------    -----------    -----------    -----------
Total From Investment Operations .........          0.18           0.74           0.67          (0.16)          0.82
                                             -----------    -----------    -----------    -----------    -----------
Less Distributions
Dividends From Net Investment Income .....         (0.74)         (0.65)         (0.60)         (0.58)         (0.63)
                                             -----------    -----------    -----------    -----------    -----------
Total Distributions ......................         (0.74)         (0.65)         (0.60)         (0.58)         (0.63)
                                             -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Year .............   $     11.54    $     11.63    $     11.70    $     10.96    $     11.15
                                             ===========    ===========    ===========    ===========    ===========
Total Return (%) (a) .....................           1.6            6.6            5.9           (1.4)           7.7
Ratio of Operating Expenses to Average
  Net Assets (%) .........................          1.90           1.93           1.96           1.98           2.05
Ratio of Net Investment Income to Average
  Net Assets (%) .........................          6.48           5.75           5.16           5.26           5.53
Portfolio Turnover Rate (%) ..............           327            533          1,376            400            384
Net Assets, End of Year (000) ............   $    14,903    $    15,699    $    13,962    $     9,054    $     6,617


(a) A sales charge and a contingent deferred sales charge are not reflected in total return calculations.


                 See accompanying notes to financial statements.              13

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                                                              Class Y
                                             -----------------------------------------------------------------------

                                                                    Year Ended December 31,
                                             -----------------------------------------------------------------------
                                                 1996           1997           1998           1999           2000
                                             -----------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning of Year .......   $     12.13    $     11.58    $     11.66    $     11.73    $     11.00
                                             -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
Net Investment Income ....................          0.85           0.76           0.72           0.70           0.75
Net Realized and Unrealized Gain (Loss) on
  Investments ............................         (0.54)          0.08           0.06          (0.74)          0.19
                                             -----------    -----------    -----------    -----------    -----------
Total From Investment Operations .........          0.31           0.84           0.78          (0.04)          0.94
                                             -----------    -----------    -----------    -----------    -----------
Less Distributions
Distributions From Net Investment Income .         (0.86)         (0.76)         (0.71)         (0.69)         (0.74)
                                             -----------    -----------    -----------    -----------    -----------
Total Distributions ......................         (0.86)         (0.76)         (0.71)         (0.69)         (0.74)
                                             -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Year .............   $     11.58    $     11.66    $     11.73    $     11.00    $     11.20
                                             ===========    ===========    ===========    ===========    ===========
Total Return (%) .........................           2.8            7.5            6.9           (0.3)           8.8
Ratio of Operating Expenses to Average
  Net Assets (%) .........................          0.90           0.93           0.96           0.98           0.95
Ratio of Net Investment Income to Average
  Net Assets (%) .........................          7.48           6.75           6.16           6.26           6.63
Portfolio Turnover Rate (%) ..............           327            533          1,351            400            384
Net Assets, End of Year (000) ............   $     5,313    $     5,262    $     8,345    $     7,086    $     3,254


14              See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2000

1. Significant Accounting Policies. The Nvest Limited Term U.S. Government Fund (the "Fund") is a series of Nvest Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks a high current return consistent with preservation of capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 3.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to an additional contingent deferred sales charge of 1.00% if those shares are redeemed within one year. Accounts established prior to December 1, 2000 will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest.

Expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue

For the Year Ended December 31, 2000


discount and/or market discount. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of adoption of this principle will not be material to the financial statements.

c. Options. The Fund uses options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

d. Interest Rate Futures Contracts. The Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For the Year Ended December 31, 2000


The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

e. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

f. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to differing treatments for income recognition for mortgage-backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to capital accounts.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) were as follows:

                     Purchases                              Sales
      ---------------------------------      ---------------------------------
      U.S. Government          Other         U.S. Government          Other
      ---------------      ------------      ---------------      ------------
       $541,739,281        $ 41,518,248       $563,436,048        $ 62,231,347

Transactions in written options for the year ended December 31, 2000 are summarized as follows:

                                                           Written Options
                                                   ----------------------------
                                                     Number of       Premiums
                                                     Contracts       Received
                                                   ------------     -----------
       Open at December 31, 1999...............               0     $         0
       Contracts opened........................            (350)       (229,875)
       Contracts closed........................             350         229,875
                                                   ------------     -----------
       Open at December 31, 2000...............               0     $         0
                                                   ============     ===========

For the Year Ended December 31, 2000


3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million of such assets and 0.60% of such assets in excess of $500 million, reduced by the payment to the Fund's investment subadviser, Back Bay Advisors, L.P. ("Back Bay"), at the rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million of such assets and 0.30% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Back Bay Advisors are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A. Fees earned by Nvest Management and Back Bay Advisors under the management and subadvisery agreements in effect during the year ended December 31, 2000 are as follows:

                   Fees Earned
                   ------------

                   Nvest Management       $        492,314
                   Back Bay                        492,313
                                          ----------------
                                          $        984,627
                                          ================

The effective management fee for the year ended December 31, 2000 was 0.65%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000, these expenses amounted to $53,070, and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative expense for the year ended December 31, 2000 was 0.035%.

c. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service and Distribution Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B shares (the "Class B Plan") and Class C shares (the "Class C Plan").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. Also under the Class A Plan, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class A shares.

For the year ended December 31, 2000, the Fund paid Nvest Funds $322,095 in service fees and $128,838 in distribution fees under the Class A Plan. Prior to September 24, 1993, to the extent that reimburseable expenses of Nvest Funds L.P. in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could

For the Year Ended December 31, 2000


be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expense carried forward at December 31, 2000 is $2,272,723 (reimbursable as distribution fees).

Under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $30,378 and $17,998 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $91,132 and $53,995 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors in shares of the Fund during the year ended December 31, 2000 amounted to $108,550.

d. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for Class A, Class B and Class C shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. Class Y shares bear a transfer agent fee of 0.10% of average daily net assets. For the year ended December 31, 2000, the Fund paid NSC $227,092 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asseet based fee agreement for Class A, Class B and Class C.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

For the Year Ended December 31, 2000


4. Capital Shares. At December 31, 2000 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                               Year Ended December 31,
                                                             ----------------------------------------------------------
                                                                        1999                            2000
                                                             ---------------------------    ---------------------------
 Class A                                                        Shares         Amount         Shares          Amount
 --------                                                    -----------    ------------    -----------    ------------
     Shares sold .........................................     4,310,455    $ 48,747,149      3,001,259    $ 32,964,633
     Shares issued in connection with the reinvestment of:
        Distributions from net investment income .........       711,288       8,028,741        579,635       6,371,109
                                                             -----------    ------------    -----------    ------------
                                                               5,021,743      56,775,890      3,580,894      39,335,742
     Shares repurchased ..................................    (7,948,175)    (89,760,622)    (6,582,209)    (72,192,361)
                                                             -----------    ------------    -----------    ------------
     Net increase (decrease) .............................    (2,926,432)   $(32,984,732)    (3,001,315)   $(32,856,619)
                                                             -----------    ------------    -----------    ------------

                                                                               Year Ended December 31,
                                                             ----------------------------------------------------------
                                                                        1999                            2000
                                                             ---------------------------    ---------------------------
 Class B                                                        Shares         Amount         Shares          Amount
 --------                                                    -----------    ------------    -----------    ------------
     Shares sold .........................................       470,492    $  5,337,955        192,297    $  2,115,999
     Shares issued in connection with the reinvestment of:
        Distributions from net investment income .........        63,521         715,455         52,413         575,303
                                                             -----------    ------------    -----------    ------------
                                                                 534,013       6,053,410        244,710       2,691,302
     Shares repurchased ..................................      (751,056)     (8,497,037)      (510,853)     (5,580,593)
                                                             -----------    ------------    -----------    ------------
     Net increase (decrease) .............................      (217,043)   $ (2,443,627)      (266,143)   $ (2,889,291)
                                                             -----------    ------------    -----------    ------------

                                                                               Year Ended December 31,
                                                             ----------------------------------------------------------
                                                                        1999                            2000
                                                             ---------------------------    ---------------------------
 Class C                                                        Shares         Amount         Shares          Amount
 --------                                                    -----------    ------------    -----------    ------------
     Shares sold .........................................     2,004,195    $ 22,667,643        468,444    $  5,129,636
     Shares issued in connection with the reinvestment of:
        Distributions from net investment income .........        39,746         448,945         27,936         306,813
                                                             -----------    ------------    -----------    ------------
                                                               2,043,941      23,116,588        496,380       5,436,449
     Shares repurchased ..................................    (2,411,539)    (27,272,883)      (728,858)     (7,963,206)
                                                             -----------    ------------    -----------    ------------
     Net increase (decrease) .............................      (367,598)   $ (4,156,295)      (232,478)   $ (2,526,757)
                                                             -----------    ------------    -----------    ------------

For the Year Ended December 31, 2000


                                                                               Year Ended December 31,
                                                             ----------------------------------------------------------
                                                                        1999                            2000
                                                             ---------------------------    ---------------------------
 Class Y                                                        Shares         Amount         Shares          Amount
 --------                                                    -----------    ------------    -----------    ------------
     Shares sold .........................................       131,028    $  1,487,903         60,347    $    660,534
     Shares issued in connection with the reinvestment of:
        Distributions from net investment income .........        40,672         459,988         20,417         225,415
                                                             -----------    ------------    -----------    ------------
                                                                 171,700       1,947,891         80,764         885,949
     Shares repurchased ..................................      (238,738)     (2,704,801)      (434,313)     (4,767,911)
                                                             -----------    ------------    -----------    ------------
     Net increase (decrease) .............................       (67,038)   $   (756,910)      (353,549)   $ (3,881,962)
                                                             -----------    ------------    -----------    ------------
     Increase (decrease) derived from capital
       shares transactions ...............................    (3,578,111)   $(40,341,564)    (3,853,485)   $(42,154,629)
                                                             ===========    ============    ===========    ============

5. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 2000 the Fund had on loan securities having a market value of $29,145,769 collateralized by cash in the amount of $29,769,688 which was invested in a short-term instrument.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Nvest Funds Trust II
and the Shareholders of the Nvest Limited Term U.S. Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Limited Term U.S. Government Fund (the "Fund"), a series of Nvest Funds Trust II, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

                             ADDITIONAL INFORMATION

Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

      Voted For        Voted Against          Abstained Votes     Total Votes
   --------------     ----------------      -----------------    ---------------
    8,550,448.824        75,594.470            152,565.952        8,778,609.246

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and Back Bay Advisors, L.P.

     Voted For          Voted Against         Abstained Votes      Total Votes
   -------------       ---------------       -----------------    --------------
   7,032,641.897         108,052.605            206,731.791       7,347,426.293

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.


                                Affirmative         Withheld          Total
                               --------------    --------------   --------------
Graham T. Allison, Jr.         50,351,179.727     1,891,502.478   52,242,682.205
Daniel M. Cain                 50,358,991.628     1,883,690.577   52,242,682.205
Kenneth J. Cowan               50,332,652.513     1,910,029.692   52,242,682.205
Richard Darman                 50,340,819.239     1,901,862.966   52,242,682.205
Sandra O. Moose                50,337,844.135     1,904,838.070   52,242,682.205
John A. Shane                  50,350,695.242     1,891,986.963   52,242,682.205
Peter S. Voss                  50,358,652.504     1,884,029.701   52,242,682.205
Pendleton P. White             50,336,723.808     1,905,958.397   52,242,682.205
John T. Hailer                 50,354,056.572     1,888,625.633   52,242,682.205

                                             Glossary for Mutual Fund  Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Yield - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

Maturity - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

Duration - A measure, stated in years, of a bond's sensitivity to interest rates. Duration allows you to compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% in value if interest rates rise 1%.

Treasuries - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

Municipal Bond - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges. A small portion of income may be subject to federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

                                  NVEST FUNDS


                           Nvest AEW Real Estate Fund
                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust - Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

*Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.


                              INVESTMENT MANAGERS

      AEW Management and Advisors            Loomis, Sayles & Company
          Back Bay Advisors                 Montgomery Asset Management
       Capital Growth Management             RS Investment Management
    Harris Associates/Oakmark Funds        Vaughan, Nelson, Scarborough
       Janus Capital Corporation                   & McCullough
          Jurika & Voyles                  Westpeak Investment Advisors
            Kobrick Funds


  For current fund performance, ask your financial representative, access the Nvest Funds Web site at www.nvestfunds.com, or call Nvest Funds for the current edition of Fund Facts.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                               --------------
Nvest Funds(SM)                                                   PRESORT
Where The Best Minds Meet(R)                                      STANDARD
                                                                U.S. POSTAGE
---------------------                                               PAID
   P.O. Box 8551                                                BROCKTON, MA
                                                               PERMIT NO. 770
Boston, Massachusetts                                          --------------

     02266-8551
---------------------

 www.nvestfunds.com


                         To the household of:

DROWNING IN PAPER?

Go to:    www.nvestfunds.com
Click on: Sign up now for e-delivery*
          Get your next Nvest
          Fund report online.

*not available for Corporate Retirement Plans and Simple IRAs

               LT56-1200

[RECYCLING LOGO] Printed On Recycled Paper

[nvest Funds Logo appears here]

NVEST GROWTH
AND INCOME FUND

                                                                  Where The Best
                                                                   Minds Meet(R)


Annual Report
December 31, 2000

--------------------------------------------------------------------------------
                               President's Letter
--------------------------------------------------------------------------------

                                                                   FEBRUARY 2001
--------------------------------------------------------------------------------

[picture of John Hailer goes here]

John T. Hailer                If ever there was a time when investors needed to
President and Trustee         adhere to their long-term goals and not focus too
Nvest  Funds                  closely on near-term disruptions, it was last
                              year. Excitement over the "new economy" gave way
"Do-it-yourself               to the realization that the nation's long-running
investors who jumped          economic expansion was slowing. The
from fund to fund             technology-heavy Nasdaq Index was down sharply, as
chasing stellar               were many markets overseas. But "old economy"
performance in the            value stocks - those that appear undervalued
1990s did not do as           relative to their earnings and assets - revived.
well as those who             U.S government bonds also delivered good
consulted a                   performance, but most corporate bonds did poorly.
professional
adviser.*"                    Especially after the market swings that occurred
                              in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

                              To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

                              In addition to offering new investment
                              opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

                              Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.


                                                              /s/ John T. Hailer
                                                              ------------------


                              *Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.

--------------------------------------------------------------------------------
               NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          NVEST GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2000
--------------------------------------------------------------------------------


PUTTING PERFORMANCE IN PERSPECTIVE
The charts comparing Nvest Growth and Income Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[A LINE GRAPH DEPICTING GROWTH AT $10,000 APPEARS HERE]

       12/31/90         10000          9425
       12/31/91         13061         12310
       12/31/92         14274         13453
       12/31/93         15408         14522
       12/31/94         15561         14666
       12/31/95         21026         19817
       12/31/96         24643         23226
       12/31/97         32883         30992
       12/31/98         40750         38407
       12/31/99         44600         42036
       12/31/00         41338         38961

This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

--------------------------------------------------------------------------------
                          NVEST GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/00
--------------------------------------------------------------------------------

  CLASS A (Inception 5/6/31)              1 YEAR       5 YEARS      10 YEARS
  Net Asset Value (1)                     -7.31%        14.48%        15.25%
  With Maximum Sales Charge (2)           -12.67        13.13         14.57
--------------------------------------------------------------------------------
  CLASS B (Inception 9/13/93)             1 YEAR       5 YEARS   SINCE INCEPTION
  Net Asset Value (1)                     -8.07%        13.62%        13.83%
  With CDSC(3)                            -12.53        13.40         13.83
--------------------------------------------------------------------------------
  CLASS C (INCEPTION 5/1/95)              1 YEAR       5 YEARS   SINCE INCEPTION
  Net Asset Value (1)                     -8.08%        13.61%        15.60%
  With Maximum Sales Charge and CDSC(3)   -9.87         13.38         15.39
--------------------------------------------------------------------------------
  CLASS Y (Inception 11/18/98)            1 YEAR    SINCE INCEPTION
  Net Asset Value (1)                     -6.97%        4.76%
--------------------------------------------------------------------------------
                                                     SINCE     SINCE     SINCE
                                                     FUND'S    FUND'S    FUND'S
                                                     CLASS B   CLASS C   CLASS Y
COMPARATIVE PERFORMANCE 1 YEAR 5 YEARS 10 YEARS INCEPT. INCEPT. INCEPT. S&P 500 Stock Index (4) -9.10% 18.33% 17.46% 17.94% 20.11% 7.54%
Morningstar Large
  Cap Value Average(5)     5.47    13.91     14.95     14.08     15.99     7.53
Lipper Multi-Cap
  Core Average(6)          8.86    13.71     15.14     13.92     15.44     8.69
--------------------------------------------------------------------------------

NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

1 These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
2 These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
3 These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000, are subject to the 1.00% sales charge. Class C share accounts established prior to December 1, 2000, are not subject to the additional 1.00% sales charge.
4 S&P 500 Stock Index is an unmanaged index of U.S. common stock performance. You may not invest directly in an index.
5 Morningstar Large Cap Value Average is an average performance of funds with similar investment objectives as calculated without sales charges by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93. Class C since-inception return is calculated from 4/30/95. Class Y since-inception return is calculated from 11/30/98.
6 Lipper Multi-Cap Core Average is the average performance of mutual funds with a similar current investment style or objective as calculated without sales charges by Lipper Inc. Class B since-inception return is calculated from 9/30/93. Class C since-inception return is calculated from 4/30/95. Class Y since-inception return is calculated from 11/30/98.

--------------------------------------------------------------------------------
                          NVEST GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                           Interview with Your Portfolio Manager
--------------------------------------------------------------------------------

[a picture of Gerald Scriver appears here]

Gerald Scriver
Westpeak Investment Advisors, L.P.


Q. HOW DID NVEST GROWTH AND INCOME FUND PERFORM DURING 2000?

For the 12 months ended December 31, 2000, Nvest Growth and Income Fund Class A shares had a total return of -7.31% based on net asset value, including $0.46 in reinvested capital gains. The Fund's benchmark, the Standard & Poor's 500 Index, returned -9.10% for the same period.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PERIOD?

As the year began, market averages soared, but, as was true in 1999, winners were limited to a narrow group of high-growth technology companies, which reached successively higher valuations. These "new economy" stocks commanded investors' attention, despite significant volatility and (in some cases) little or no earnings to justify their price momentum. Price/earnings ratios (P/E ratios) of many technology stocks rose to hundreds of times earnings. (A P/E ratio is a measure of whether a company's stock is priced high or low relative to its earnings.)

However, when the technology bubble burst early in March, there was a dramatic shift. The market rotated back to "old economy" stocks that were selling at much lower P/E ratios, as investors focused on current value rather than future promises. During the second half of the year, news indicating a weaker-than-expected economy caused investors to flock toward companies and sectors offering steady, predictable earnings growth. These firms led the market in the latter part of 2000, along with interest-rate sensitive stocks that would benefit if interest rates declined.

Q. HOW DID YOU POSITION THE FUND IN RESPONSE TO THESE EVENTS?

In managing Nvest Growth and Income Fund, we pursue opportunities in growth- and value-oriented equities because we believe each kind of stock can offer better prospects at different times. We shift the Fund's bias toward value or growth as the market shifts. This flexible approach enables us to adapt to changing trends.

At the beginning of the year, we believed that investor preference for overvalued technology stocks would end, and that the market would return to a more traditional, earnings-based approach to analyzing companies. As a result, we focused

--------------------------------------------------------------------------------
                          NVEST GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

the portfolio on less volatile stocks with solid growth potential selling at relatively attractive valuations. While the Fund's average P/E ratio has remained well below that of the S&P 500, the average company growth rate has been just about the same. This approach served the Fund well in 2000.

Because technology stocks in general continued to be over-valued, we put less emphasis on this sector relative to the Fund's benchmark, the S&P 500, which made it less volatile and improved relative performance. Specifically, we trimmed the Fund's positions in semiconductors, computer hardware, software, and wireless communications. Instead, our search for profitable companies selling at appealing valuations led us to industries sensitive to changes in interest rates -- thrifts, banks, investment management firms -- as well as consumer staples, such as pharmaceuticals. These sectors tend to enjoy steady earnings growth regardless of broader economic trends.

Q. WHICH INVESTMENTS INFLUENCED PERFORMANCE THE MOST, BOTH POSITIVELY AND NEGATIVELY?

Fannie Mae (the Federal National Mortgage Association) proved to be one of the Fund's top performers. This stock benefited from low long-term interest rates and subsiding fears that the federal government would rescind or limit the company's implicit government backing. Several pharmaceutical firms also contributed to performance, including Schering-Plough.

The defensive nature of utilities stocks helped their performance during this period of economic flux; Nvest Growth and Income Fund's investment in TXU Corporation is a good example of this trend. Defense and aerospace stocks rebounded from depressed levels, and the Fund's investments in Boeing and Northrup Grumman provided healthy gains.

On the down side, the Fund's technology stocks hurt performance. Holdings in Yahoo and Advanced Micro Devices -- both of which were swallowed up in the tech downdraft -- declined in value during 2000 and we sold them at a loss.

Q. WHAT IS YOUR CURRENT OUTLOOK?

The character of the market seems to have changed. Instead of looking for growth at any price, investors appear to have returned to picking stocks based on valuation relative to such fundamentals as earnings history and financial strength. We believe this trend will continue for the next few years. Although we don't

--------------------------------------------------------------------------------
                          NVEST GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                       TOP 10 PORTFOLIO HOLDING - 12/31/00
                       -----------------------------------

                                                        % of
                  Company                           Net Assets
                  --------------------------------------------
                  1.   General Electric Co.             4.4
                  2.   Citigroup, Inc.                  4.0
                  3.   Pfizer, Inc.                     3.8
                  4.   Merck & Co.                      3.4
                  5.   Exxon Mobil Corp.                3.3
                  6.   Cisco Systems, Inc.              2.8
                  7.   BellSouth Corp.                  2.4
                  8.   Bristol-Myers Squibb Co.         2.4
                  9.   Johnson & Johnson, Inc.          2.3
                  10.  FleetBoston Financial Corp.      2.3

                 Portfolio holdings and asset allocation will vary.

think technology will attract the same level of attention it did at the beginning of last year, we believe that many high-tech companies offer attractive growth prospects. As a result, with prices now down from their peak, we will selectively increase Nvest Growth and Income Fund's weighting in those technology companies with the brightest prospects as opportunities arise.

A shift in the Federal Reserve Board's monetary policy was evident in the cut in short-term interest rates, announced just two business days into the new year. The announcement, which surprised most observers by its size (0.5%) and timing (between scheduled meetings), suggests that the Fed has shifted from a concern about potential inflation to the threat of recession if growth slows too precipitously. Consequently, we also plan to maintain our focus on interest-sensitive companies and consumer staples, in anticipation of declining interest rates in 2001 and slower growth than we've experienced in the past several years.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Growth and Income Fund invests in growth stocks, which are generally more sensitive to market movements because their stock prices are based on future expectations. It also invests in value stocks, which can fall out of favor with investors and may underperform growth stocks during certain market conditions. It may also invest in foreign and emerging market securities, which have special risks. These risks affect your investment's value. See the Fund's prospectus for details. Frequent portfolio turnover may increase your risk of greater tax liability, which could lower your return from this Fund.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of December 31, 2000


COMMON STOCK -- 99.5% OF TOTAL NET ASSETS

   SHARES         DESCRIPTION                                         VALUE (A)
--------------------------------------------------------------------------------
                  AEROSPACE-- 2.2%
   62,200         Boeing Co. .................................       $ 4,105,200
   79,200         Northrop Grumman Corp. .....................         6,573,600
                                                                     -----------
                                                                      10,678,800
                                                                     -----------
                  AIRLINES-- 1.4%
   45,400         AMR Corp. (c) ..............................         1,779,112
   79,000         Delta Air Lines, Inc. ......................         3,964,812
   35,900         Northwest Airlines Corp. (c) ...............         1,081,488
                                                                     -----------
                                                                       6,825,412
                                                                     -----------
                  AUTO PARTS-- 0.3%
   50,900         Autozone, Inc. (c) .........................         1,450,650
                                                                     -----------
                  AUTO & RELATED-- 1.8%
  171,100         General Motors Corp. .......................         8,715,406
                                                                     -----------
                  BANKS-- 14.5%
   97,700         BancWest Corp. .............................         2,552,413
   99,600         Bank of New York Co., Inc. .................         5,496,675
   88,950         Chase Manhattan Corp. ......................         4,041,666
  378,866         Citigroup, Inc. ............................        19,345,845
  126,735         Commerce Bancshares, Inc. .................          5,386,237
  296,500         FleetBoston Financial Corp. ................        11,137,281
  158,600         Golden State Bancorp, Inc. .................         4,985,987
  132,600         Golden West Financial Corp. ................         8,950,500
   12,400         J.P. Morgan & Co., Inc. ....................         2,052,200
   62,700         Northern Trust Corp. .......................         5,113,969
   52,300         UnionBanCal Corp. ..........................         1,258,469
                                                                     -----------
                                                                      70,321,242
                                                                     -----------
                  BEVERAGES-ALCOHOLIC-- 1.4%
   15,600         Adolph Coors Co., Class B ..................         1,252,875
   95,800         Anheuser-Busch Co., Inc. ...................         4,358,900
   19,900         Brown-Forman Corp., Class B ................         1,323,350
                                                                     -----------
                                                                       6,935,125
                                                                     -----------
                  BUSINESS SERVICES-- 0.2%
   76,400         Comdisco, Inc. .............................           873,825
                                                                     -----------
                  CHEMICALS-- 0.7%
   26,500         Minnesota Mining & Manufacturing Co. .......         3,193,250
                                                                     -----------
                  CHEMICALS-SPECIALTY-- 1.8%
   48,100         Ashland, Inc. ..............................         1,726,309
   48,100         Eastman Chemical Co. .......................         2,344,875
   65,300         FMC Corp. (c) ..............................         4,681,194
                                                                     -----------
                                                                       8,752,378
                                                                     -----------


6
                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        PORTFOLIO COMPOSITION - CONTINUED
--------------------------------------------------------------------------------

Investments as of December 31, 2000


COMMON STOCK -- CONTINUED

   SHARES         DESCRIPTION                                         VALUE (A)
--------------------------------------------------------------------------------
                  COMPUTER HARDWARE-- 4.1%
  354,200         Cisco Systems, Inc. (c) ....................       $13,548,150
   41,300         EMC Corp. (c) ..............................         2,746,450
  127,600         Sun Microsystems, Inc. (c) .................         3,556,850
                                                                     -----------
                                                                      19,851,450
                                                                     -----------
                  COMPUTER SOFTWARE & SERVICES-- 2.2%
   17,000         Adobe Systems, Inc. ........................           989,187
  191,000         Microsoft Corp. (c) ........................         8,284,625
   18,000         Siebel Systems, Inc. .......................         1,217,250
                                                                     -----------
                                                                      10,491,062
                                                                     -----------
                  DOMESTIC OIL-- 0.3%
   59,600         Occidental Petroleum Corp. .................         1,445,300
                                                                     -----------
                  DRUGS--10.4%
  155,000         Bristol-Myers Squibb Co. ...................        11,460,313
  178,100         Merck & Co. ................................        16,674,612
  402,200         Pfizer, Inc. ...............................        18,501,200
   66,700         Schering-Plough Corp. ......................         3,785,225
                                                                     -----------
                                                                      50,421,350
                                                                     -----------
                  ELECTRIC UTILITIES-- 2.8%
   27,700         Exelon Corp. ...............................         1,944,817
   56,900         Pacific Gas & Electric Corp. ...............         1,138,000
   30,300         PPL Corp. ..................................         1,369,181
  182,700         Reliant Energy, Inc. .......................         7,913,194
   30,400         TXU Corp. ..................................         1,347,100
                                                                     -----------
                                                                      13,712,292
                                                                     -----------
                  ELECTRONIC COMPONENTS-- 1.4%
  163,700         STMicroelectronics NV ......................         7,008,406
                                                                     -----------
                  ELECTRONICS-- 4.1%
  231,600         AVX Corp. ..................................         3,792,450
  115,400         Dover Corp. ................................         4,680,913
  172,800         Molex, Inc. ................................         6,134,400
  115,700         Nortel Networks Corp. ......................         3,709,631
  113,800         Vishay Intertechnology, Inc. ...............         1,721,225
                                                                     -----------
                                                                      20,038,619
                                                                     -----------
                  ENERGY RESERVES-- 3.8%
   26,800         Chevron Corp. ..............................         2,262,925
  185,800         Exxon Mobil Corp. ..........................        16,152,987
                                                                     -----------
                                                                      18,415,912
                                                                     -----------


                                                                               7
                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        PORTFOLIO COMPOSITION - CONTINUED
--------------------------------------------------------------------------------

Investments as of December 31, 2000


COMMON STOCK -- CONTINUED

   SHARES         DESCRIPTION                                         VALUE (A)
--------------------------------------------------------------------------------
                  FINANCIAL SERVICES-- 5.5%
   63,200         Fannie Mae .............................           $ 5,482,600
  443,800         General Electric Co. ...................            21,274,662
                                                                     -----------
                                                                      26,757,262
                                                                     -----------
                  FOOD & BEVERAGES-- 4.2%
  160,400         Archer-Daniels-Midland Co. .................         2,406,000
  148,100         Pepsi Bottling Group, Inc. .................         5,914,744
  199,200         PepsiCo, Inc. ..............................         9,872,850
   69,000         Sysco Corp. ................................         2,070,000
                                                                     -----------
                                                                      20,263,594
                                                                     -----------
                  HEALTH CARE-MANAGED CARE-- 1.5%
  120,600         UnitedHealth Group, Inc. ...................         7,401,825
                                                                     -----------
                  HEALTH CARE-PRODUCTS-- 3.3%
  116,600         DENTSPLY International, Inc. ...............         4,561,975
  107,700         Johnson & Johnson, Inc. ....................        11,315,231
                                                                     -----------
                                                                      15,877,206
                                                                     -----------
                  HEALTH CARE-SERVICES-- 1.1%
   76,300         HCA-The Healthcare Co. .....................         3,357,963
   37,400         Hillenbrand Industries, Inc. ...............         1,926,100
                                                                     -----------
                                                                       5,284,063
                                                                     -----------
                  HOME BUILDERS-- 1.5%
   23,300         Centex Corp. ...............................           875,206
  176,200         Lennar Corp. ...............................         6,387,250
                                                                     -----------
                                                                       7,262,456
                                                                     -----------
                  HOUSEHOLD PRODUCTS-- 2.1%
  161,600         Colgate-Palmolive Co. ......................        10,431,280
                                                                     -----------
                  INDUSTRIAL MACHINERY-- 0.8%
   52,200         Caterpillar, Inc. ..........................         2,469,712
   33,900         Deere & Co. ................................         1,553,044
                                                                     -----------
                                                                       4,022,756
                                                                     -----------
                  INFORMATION SERVICES-- 1.4%
   52,800         Omnicom Group, Inc. ........................         4,375,800
   57,200         SunGard Data Systems, Inc. (c) .............         2,695,550
                                                                     -----------
                                                                       7,071,350
                                                                     -----------
                  INSURANCE-- 4.8%
   24,700         CIGNA Corp. ................................         3,267,810
   40,400         Erie Indemnity Co. .........................         1,204,425
   66,600         Loews Corp. ................................         6,897,262
   52,700         MGIC Investment Corp. ......................         3,553,956
   46,500         PMI Group, Inc. ............................         3,147,469
   29,400         Radian Group, Inc. .........................         2,206,838
   23,200         The MONY Group, Inc. .......................         1,146,950
    6,600         White Mountains Insurance Group Ltd ........         2,105,400
                                                                     -----------
                                                                      23,530,110
                                                                     -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        PORTFOLIO COMPOSITION - CONTINUED
--------------------------------------------------------------------------------

Investments as of December 31, 2000


COMMON STOCK -- CONTINUED

   SHARES         DESCRIPTION                                         VALUE (A)
--------------------------------------------------------------------------------
                  INTERNET-- 0.2%
   47,600         Inktomi Corp. (c) ..........................       $   850,850
                                                                     -----------
                  INTERNET CONTENT-- 0.3%
   64,700         CNET Networks, Inc. (c) ....................         1,035,200
   87,100         Vitria Technology, Inc. ....................           675,025
                                                                     -----------
                                                                       1,710,225
                                                                     -----------
                  LEISURE-- 0.8%
  127,800         The Walt Disney Co. ........................         3,698,213
                                                                     -----------
                  MARKETING SERVICES-- 0.2%
   14,100         TMP Worldwide, Inc. (c) ....................           775,500
                                                                     -----------
                  OFFICE FURNISHINGS & SUPPLIES-- 0.4%
  140,700         Steelcase, Inc. ............................         1,952,213
                                                                     -----------
                  OIL & GAS-REFINING/MARKETING-- 1.5%
  237,500         Ultramar Diamond Shamrock ..................         7,332,812
                                                                     -----------
                  OIL-REFINING & DISTRIBUTION-- 0.4%
   28,800         Texaco, Inc. ...............................         1,789,200
                                                                     -----------
                  RESTAURANTS-- 0.3%
   38,200         Tricon Global Restaurants, Inc. (c) ........         1,260,600
                                                                     -----------
                  RETAIL-CLOTHING-- 0.2%
   54,200         The Limited, Inc. ..........................           924,788
                                                                     -----------
                  RETAIL-DEPARTMENT STORE-- 3.2%
   43,300         Kohl's Corp. (c) ...........................         2,641,300
   53,100         Neiman Marcus Group ........................         1,888,369
  292,200         Sears, Roebuck & Co. .......................        10,153,950
   18,100         Wal-Mart Stores, Inc. ......................           961,562
                                                                     -----------
                                                                      15,645,181
                                                                     -----------
                  RETAIL-SPECIALTY-- 1.8%
   42,000         BJ's Wholesale Club (c) ....................         1,611,750
   83,600         Caremark Rx, Inc. (c) ......................         1,133,825
   67,600         Tiffany & Co. ..............................         2,137,850
  234,900         Toys R Us, Inc. (c) ........................         3,919,894
                                                                     -----------
                                                                       8,803,319
                                                                     -----------
                  SECURITIES & ASSET MANAGEMENT-- 2.3%
   18,600         A.G. Edwards, Inc. .........................          882,338
   82,300         Merrill Lynch & Co., Inc. ..................         5,611,831
   58,100         Morgan Stanley Dean Witter & Co. ...........         4,604,425
                                                                     -----------
                                                                      11,098,594
                                                                     -----------
                  SEMICONDUCTORS-- 2.5%
   68,800         Advanced Micro Devices, Inc. (c) ...........           950,300
   27,800         Analog Devices, Inc. .......................         1,423,012
  260,200         Arrow Electronics, Inc. (c) ................         7,448,225
   25,300         KLA-Tencor Corp. (c) .......................           852,294
   38,800         Micron Technology, Inc. ....................         1,377,400
                                                                     -----------
                                                                      12,051,231
                                                                     -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        PORTFOLIO COMPOSITION - CONTINUED
--------------------------------------------------------------------------------

Investments as of December 31, 2000


COMMON STOCK -- CONTINUED

   SHARES         DESCRIPTION                                         VALUE (A)
--------------------------------------------------------------------------------
                  SERVICES-DATA PROCESSING-- 0.5%
   38,200         Automatic Data Processing, Inc. ............        $2,418,538
                                                                     -----------
                  SOFTWARE--1.3%
   44,100         Cadence Design Systems, Inc. (c) ...........         1,212,750
   57,100         Jack Henry & Associates, Inc. ..............         3,547,338
   92,400         Sybase, Inc. (c) ...........................         1,830,675
                                                                     -----------
                                                                       6,590,763
                                                                     -----------
                  TELECOMMUNICATIONS-- 3.6%
  289,700         BellSouth Corp. ............................        11,859,594
   55,500         Qwest Communications International, Inc. (c)         2,275,500
   56,900         Verizon Communications, Inc. ...............         2,852,112
   26,800         West Teleservices Corp. (c) ................           753,750
                                                                     -----------
                                                                      17,740,956
                                                                     -----------
                  TELECOMMUNICATIONS-EQUIPMENT-- 0.4%
   39,900         Corning, Inc. ..............................         2,107,219
                                                                     -----------
                  Total Common Stock
                       (Identified Cost $468,025,271)                483,782,583
                                                                     -----------


SHORT TERM INVESTMENT -- 0.8%

     Principal
     Amount
--------------------------------------------------------------------------------
$    3,885,000    Repurchase Agreement with State Street Bank
                  and Trust Co. dated 12/29/2000 at 5.25% to
                  be repurchased at $3,887,266 on 1/02/2001,
                  collateralized by $3,905,000 U.S. Treasury
                  Note 6.250% due 10/31/2001 valued at $3,963,692     3,885,000
                                                                     -----------
                  Total Short Term Investment
                        (Identified Cost $3,885,000) ..........       3,885,000
                                                                     -----------
                  Total Investments--100.3%
                        (Identified Cost $471,910,271) (b) ....     487,667,583
                  Other assets less liabilities ...............      (1,681,645)
                                                                     -----------
                  Total Net Assets--100% ...................... $    485,985,938
                                                                ================


(a)  See Note 1a of Notes to Financial Statements.
(b) Federal Tax Information: At December 31, 2000 the net unrealized appreciation on investments based on cost of $472,048,686 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments
        in which there is an excess of value over tax cost       $   59,262,227
     Aggregate gross unrealized depreciation for all investments
        in which there is an excess of tax cost over value          (43,643,330)
                                                                     -----------
     Net unrealized appreciation                                 $   15,618,897
                                                                 ==============
     At December 31, 2000 the Fund had a capital loss carryover of approximately $19,895,206 which expires on December 31, 2008.
(c)  Non-income producing security.



10
                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31, 2000


ASSETS

        Investments at value (Identified cost $471,910,271) ....................                             $   487,667,583
        Cash ...................................................................                                       4,324
        Receivable for:
             Fund shares sold ..................................................                                     573,859
             Dividends and interest ............................................                                     510,758
                                                                                                              --------------
                                                                                                                 488,756,524

LIABILITIES
         Payable for:
             Fund shares redeemed ..............................................        $     2,229,620

         Accrued expenses:
             Management fees ...................................................                276,493
             Transfer agent ....................................................                135,600
             Deferred trustees' fees ...........................................                 40,184
             Accounting and administrative .....................................                 14,900
             Other .............................................................                 73,789
                                                                                        ---------------
                                                                                                                   2,770,586
                                                                                                              --------------
NET ASSETS .....................................................................                              $  485,985,938
                                                                                                              ==============

     Net Assets consist of:
             Paid in capital ...................................................                              $  499,302,454
             Undistributed (overdistributed) net investment income (loss) ......                                     (37,026)
             Accumulated net realized gain (loss) ..............................                                 (29,036,802)
             Unrealized appreciation (depreciation) on investments - net .......                                  15,757,312
                                                                                                              --------------

NET ASSETS .....................................................................                              $  485,985,938
                                                                                                              ==============

         Computation of net asset value and offering price:
         Net asset value and redemption price of Class A shares
         ($290,714,305 / 21,085,965 shares of beneficial interest) .............                                  $    13.79
                                                                                                                  ==========


         Offering price per share (100 / 94.25 of $13.79) ......................                                  $    14.63*
                                                                                                                  ==========

         Net asset value and offering price of Class B shares
         ($165,767,301 / 12,369,929 shares of beneficial interest) .............                                  $    13.40**
                                                                                                                  ==========

         Net asset value of Class C shares
         ($19,373,014 / 1,447,676 shares of beneficial interest) ...............                                  $    13.38**
                                                                                                                  ==========

         Offering price per share (100 / 99.00 of $13.38) ......................                                  $    13.52
                                                                                                                  ==========

         Net asset value, offering and redemption price of Class Y shares
         ($10,131,318 / 730,204 shares of beneficial interest) .................                                  $    13.87
                                                                                                                  ==========



*    Based upon single purchases of less than $50,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 2000



INVESTMENT INCOME
        Dividends (net of foreign taxes of $32,088) ............................                             $     6,967,607
        Interest ...............................................................                                     226,006
                                                                                                             ---------------
                                                                                                                   7,193,613

        Expenses
             Management fees ...................................................        $     3,609,994
             Service fees - Class A ............................................                813,270
             Service and distribution fees - Class B ...........................              1,848,153
             Service and distribution fees - Class C ...........................                221,750
             Trustees' fees and expenses .......................................                 26,077
             Accounting and administrative .....................................                200,274
             Custodian .........................................................                132,186
             Transfer agent - Class A, Class B, Class C ........................              1,546,484
             Transfer agent - Class Y ..........................................                 11,181
             Audit and tax services ............................................                 35,797
             Legal .............................................................                  8,860
             Printing ..........................................................                 97,621
             Registration ......................................................                 56,612
             Miscellaneous .....................................................                 26,759
                                                                                        ---------------
        Total expenses before reductions .......................................              8,635,018
        Less reductions ........................................................               (151,939)           8,483,079
                                                                                        ---------------      ---------------
        Net investment income (loss) ...........................................                                  (1,289,466)
                                                                                                             ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

        Realized gain (loss) on investments - net ..............................                                 (28,022,955)
        Unrealized appreciation (depreciation) on investments - net ............                                 (15,665,445)
                                                                                                             ---------------
        Net gain (loss) on investment transactions .............................                                 (43,688,400)
                                                                                                             ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........................                             $   (44,977,866)
                                                                                                             ===============



                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                                                YEAR ENDED DECEMBER 31,
                                                                                        --------------------------------------
                                                                                               1999                  2000
                                                                                        ----------------     -----------------
FROM OPERATIONS
        Net investment income (loss) ...........................................        $       998,681      $    (1,289,466)
        Net realized gain (loss) on investments ................................            100,407,049          (28,022,955)
             Net unrealized appreciation (depreciation) on investments .........            (52,996,051)         (15,665,445)
                                                                                            -----------          -----------
        Increase (decrease) in net assets from operations ......................             48,409,679          (44,977,866)
                                                                                            -----------          -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
        Net investment income
             Class A ...........................................................             (1,056,821)                   0
             Class Y ...........................................................                (55,735)                   0
        In excess of net investment income
             Class A ...........................................................                (49,021)                   0
             Class Y ...........................................................                 (2,585)                   0
        Net realized gain on investments
             Class A ...........................................................            (57,051,170)          (9,846,335)
             Class B ...........................................................            (33,147,376)          (5,698,512)
             Class C ...........................................................             (4,191,359)            (657,800)
             Class Y ...........................................................             (2,192,903)            (324,610)
                                                                                            -----------          -----------
                                                                                            (97,746,970)         (16,527,257)
                                                                                            -----------          -----------
INCREASE (DECREASE) IN NET ASSETS
        DERIVED FROM CAPITAL SHARE TRANSACTIONS ................................            207,032,451          (86,001,450)
                                                                                            -----------          -----------
Total increase (decrease) in net assets ........................................            157,695,160         (147,506,573)
                                                                                            -----------          -----------
NET ASSETS
        Beginning of the year ..................................................            475,797,351          633,492,511
                                                                                            -----------          -----------
        End of the year ........................................................        $   633,492,511      $   485,985,938
                                                                                        ===============      ===============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
        End of the year ........................................................        $       (21,416)     $       (37,026)
                                                                                        ===============      ===============



                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period.



                                                                                                  CLASS A
                                                              ----------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------------
                                                                1996          1997          1998          1999           2000
                                                              ----------------------------------------------------------------------
Net Asset Value, Beginning of the Year ....................   $ 14.39       $ 13.87       $ 15.35       $ 16.57        $ 15.33
                                                              -------       -------       -------       -------        -------
Income From Investment Operations

Net Investment Income (Loss) ..............................      0.13          0.07(b)       0.04          0.08           0.01(b)
Net Realized and Unrealized Gain
(Loss) on Investments .....................................      2.07          4.40          3.29          1.40          (1.09)
                                                              -------       -------       -------       -------        -------
Total From Investment Operations ..........................      2.20          4.47          3.33          1.48          (1.08)
                                                              -------       -------       -------       -------        -------
Less Distributions

Dividends From Net Investment Income ......................     (0.13)        (0.06)        (0.01)        (0.06)          0.00
Distributions From Net Realized Capital Gains .............     (2.59)        (2.93)        (2.10)        (2.66)         (0.46)
Distributions in Excess of Net Investment Income ..........      0.00          0.00          0.00          0.00(c)        0.00
                                                              -------       -------       -------       -------        -------
Total Distributions .......................................     (2.72)        (2.99)        (2.11)        (2.72)         (0.46)
                                                              -------       -------       -------       -------        -------
Net Asset Value, End of the Year ..........................   $ 13.87       $ 15.35       $ 16.57       $ 15.33        $ 13.79
                                                              =======       =======       =======       =======        =======

Total Return (%)(a) .......................................      17.2          33.4          23.9           9.5           (7.3)
Ratio of Operating Expenses to
Average Net Assets (%) ....................................      1.30          1.25          1.23          1.21           1.31
Ratio of Operating Expenses to Average
Net Assets After Expense Reductions (%) ...................      1.30          1.25          1.23          1.21           1.28(d)
Ratio of Net Investment Income to
Average Net Assets (%) ....................................      0.92          0.46          0.33          0.48           0.04
Portfolio Turnover Rate (%) ...............................       127           103           114           133            139
Net Assets, End of the Year (000) .........................  $166,963      $220,912      $304,139      $375,676       $290,714



(a)  A sales charge is not reflected in total return calculations.
(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)  Amount is less than $0.01 per share.
(d) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions.
     The rebated commissions are used to reduce operating expenses of the Fund.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period.



                                                                                                  CLASS B
                                                              ----------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------------
                                                                1996          1997          1998          1999           2000
                                                              ----------------------------------------------------------------------
Net Asset Value, Beginning of the Year ....................   $ 14.40       $ 13.87       $ 15.28       $ 16.37        $ 15.03
                                                              -------       -------       -------       -------        -------
Income From Investment Operations

Net Investment Income (Loss) ..............................      0.03         (0.05)(b)     (0.05)        (0.04)         (0.10)(b)
Net Realized and Unrealized Gain
(Loss) on Investments .....................................      2.07          4.40          3.24          1.36          (1.07)
                                                              -------       -------       -------       -------        -------
Total From Investment Operations ..........................      2.10          4.35          3.19          1.32          (1.17)
                                                              -------       -------       -------       -------        -------
Less Distributions

Dividends From Net Investment Income ......................     (0.04)        (0.01)         0.00          0.00           0.00
Distributions From Net Realized Capital Gains .............     (2.59)        (2.93)        (2.10)        (2.66)         (0.46)
Distributions in Excess of Net Investment Income ..........      0.00          0.00          0.00          0.00(c)        0.00
                                                              -------       -------       -------       -------        -------
Total Distributions .......................................     (2.63)        (2.94)        (2.10)        (2.66)         (0.46)
                                                              -------       -------       -------       -------        -------
Net Asset Value, End of the Year ..........................   $ 13.87       $ 15.28       $ 16.37       $ 15.03        $ 13.40
                                                              =======       =======       =======       =======        =======

Total Return (%)(a) .......................................      16.3          32.4          23.1           8.6           (8.1)
Ratio of Operating Expenses to
Average Net Assets (%) ....................................      2.05          2.00          1.98          1.96           2.06
Ratio of Operating Expenses to
Average Net Assets After Expense Reductions (%) ...........      2.05          2.00          1.98          1.96           2.03(d)
Ratio of Net Investment Income (Loss) to
Average Net Assets (%) ....................................      0.17         (0.29)        (0.42)        (0.27)         (0.71)
Portfolio Turnover Rate (%) ...............................       127           103           114           133            139
Net Assets, End of the Year (000) .........................   $46,856       $81,066       $153,369      $216,457       $165,767



(a) A contingent deferred sales charge is not reflected in total return calculations.
(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)  Amount is less than $0.01 per share.
(d) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions.
     The rebated commissions are used to reduce operating expenses of the Fund.


                                                                              15
                 See accompanying notes to financial statement.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period.



                                                                                                  CLASS C
                                                              ----------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------------
                                                                1996          1997          1998          1999           2000
                                                              ----------------------------------------------------------------------
Net Asset Value, Beginning of the Year ....................   $ 14.39       $ 13.85       $ 15.28       $ 16.35        $ 15.01
                                                              -------       -------       -------       -------        -------
Income From Investment Operations

Net Investment Income (Loss) ..............................      0.04         (0.05)(b)     (0.04)        (0.04)         (0.10)(b)
Net Realized and Unrealized
Gain (Loss) on Investments ................................      2.05          4.42          3.21          1.36          (1.07)
                                                              -------       -------       -------       -------        -------
Total From Investment Operations ..........................      2.09          4.37          3.17          1.32          (1.17)
                                                              -------       -------       -------       -------        -------
Less Distributions

Dividends From Net Investment Income ......................     (0.04)        (0.01)         0.00          0.00           0.00
Distributions From Net Realized Capital Gains .............     (2.59)        (2.93)        (2.10)        (2.66)         (0.46)
Distributions in Excess of Net Investment Income ..........      0.00          0.00          0.00          0.00(c)        0.00
                                                              -------       -------       -------       -------        -------
Total Distributions .......................................     (2.63)        (2.94)        (2.10)        (2.66)         (0.46)
                                                              -------       -------       -------       -------        -------
Net Asset Value, End of the Year ..........................   $ 13.85       $ 15.28       $ 16.35       $ 15.01        $ 13.38
                                                              =======       =======       =======       =======        =======

Total Return (%)(a) .......................................      16.3          32.6          22.9           8.6           (8.1)
Ratio of Operating Expenses
to Average Net Assets (%) .................................      2.05          2.00          1.98          1.96           2.06
Ratio of Operating Expenses to
Average Net Assets After Expense Reductions (%) ...........      2.05          2.00          1.98          1.96           2.03(d)
Ratio of Net Investment Income (Loss)
to Average Net Assets (%) .................................      0.17         (0.29)        (0.42)        (0.27)         (0.71)
Portfolio Turnover Rate (%) ...............................       127           103           114           133            139
Net Assets, End of the Year (000) .........................   $ 3,912       $ 6,735       $18,288       $26,983        $19,373


(a) A sales charge and a contingent deferred sales charge are not reflected in total return calculations..
(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)  Amount is less than $0.01 per share.
(d) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.



16
                  See accompany notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period.


                                                     Class Y
                                                     November
                                                     18,(a)
                                                     through
                                                     December 31,   Year Ended        December 31,
                                                       1998           1999                2000
                                                    -----------------------------------------------
Net Asset Value, Beginning of the Period ........   $   15.42      $   16.57             $   15.36
                                                    ---------      ---------             ---------
Income From Investment Operations

Net Investment Income ................ .........         0.02           0.02                  0.07(f)
Net Realized and Unrealized Gain
   (Loss) on Investments .......................         1.22           1.51                 (1.10)
                                                    ---------      ---------             ---------
Total From Investment Operations ...............         1.24           1.53                 (1.03)
                                                    ---------      ---------             ---------
Less Distributions

Dividends From Net Investment Income ...........        (0.02)         (0.08)                 0.00
Distributions From Net Realized Capital Gains ..        (0.07)         (2.66)                (0.46)
Distributions in
        Excess of Net Investment Income ........         0.00           0.00(c)               0.00
                                                    ---------      ---------             ---------
Total Distributions ............................        (0.09)         (2.74)                (0.46)
                                                    ---------      ---------             ---------
Net Asset Value, End of the Period .............    $   16.57      $   15.36             $   13.87
                                                    =========      =========             =========

Total Return (%) ...............................          8.1(e)         9.8                  (7.0)
Ratio of Operating Expenses
  to Average Net Assets (%) ....................         0.98(b)        0.96                  0.87
Ratio of Operating Expenses to
 Average Net Assets After Expense Reductions (%)         0.98(b)        0.96                  0.84(d)
Ratio of Net Investment Income (Loss) to Average
  Net  Assets (%) ..............................         0.58(b)       (0.73)                 0.48
Portfolio Turnover Rate (%) ....................          114            133                   139
Net Assets, End of the Period (000) ............    $       1      $  14,377             $  10,131


(a)  Commencement of operations.
(b)  Computed on an annualized basis.
(c)  Amount is less than $0.01 per share.
(d) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(e)  Periods less than one year are not annualized.
(f) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.


                                                                              17
                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the Year Ended December 31, 2000


1. SIGNIFICANT ACCOUNTING POLICIES. The Nvest Growth and Income Fund (the "Fund") is a series of Nvest Funds Trust II, a Massachusetts business trust ("the Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks opportunities for long-term growth of capital and income. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased prior to May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to an additional contingent deferred sales charge of 1.00% if those shares are redeemed within one year. Accounts established prior to December 1, 2000 will not be subject to the 1.00% front end sales charge for exchange or additional purchases of Class C shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest

--------------------------------------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

For the Year Ended December 31, 2000

income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) were $751,698,548 and $851,501,799, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays gross management fees to its investment adviser Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets, 0.65% of the next $300 million and 0.60% of such assets in excess of $500 million, reduced by the payment to the Fund's investment subadviser, Westpeak Investment Advisors, L.P. ("Westpeak"), at the rate of 0.50% of the first $25 million of the Fund's average daily net assets, 0.40% of the next $75 million, 0.35% of the next $100 million and 0.30% of such assets in excess of $200 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Westpeak are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A. Fees earned by Nvest Management and Westpeak under the management and subadvisery agreements in effect during the year ended December 31, 2000 are as follows:

     FEES EARNED
     ------------
     Nvest Management     $    1,819,201
     Westpeak                  1,790,793
                          --------------
                          $    3,609,994
                          ==============

The effective management fee for the year ended December 31, 2000 was 0.66%.

--------------------------------------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

For the Year Ended December 31, 2000


B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC its pro rata portion of a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000, these expenses amounted to $200,274 and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative expense for the year ended December 31, 2000 was 0.035%.

C. TRANSFER AGENT FEES. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for Class A, Class B and Class C shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. Class Y shares bear a transfer agent fee of 0.10% of average daily net assets. For the year ended December 31, 2000, the Fund paid NSC $1,091,599 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement for Class A, Class B and Class C.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $813,270 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $462,038 and $55,438 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $1,386,115 and $166,132 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors in shares of the Fund during the year ended December 31, 2000 amounted to $1,102,440.

--------------------------------------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

For the Year Ended December 31, 2000


E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. CAPITAL SHARES. At December 31, 2000 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:



                                                                                          YEAR ENDED DECEMBER 31,
                                                                                          -----------------------
                                                                                   1999                         2000
                                                                                   ---------------------------------

CLASS A                                                                     SHARES         AMOUNT        SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                             11,472,939   $197,730,741    2,873,932 $    42,088,117
Shares issued in connection with t he reinvestment of:
   Dividends from net investment income                                     53,068        962,663            0               0
   Distributions from net realized gain                                  3,434,246     51,752,162      563,741       8,467,385

                                                                        14,960,253    250,445,566    3,437,673      50,555,502
Shares repurchased                                                      (8,811,484)  (151,367,164)  (6,850,800)    (99,658,068)

Net increase (decrease)                                                  6,148,769   $ 99,078,402    (3,413,127)  $(49,102,566)


                                                                                          YEAR ENDED DECEMBER 31,
                                                                                          -----------------------
                                                                                   1999                         2000
                                                                                   ---------------------------------

CLASS B                                                                     SHARES         AMOUNT        SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                              5,249,461   $ 88,949,545    2,001,301    $ 28,452,164
Shares issued in connection with the reinvestment of:
   Distributions from net realized gain                                  2,070,562     30,607,517      363,541       5,322,243

                                                                         7,320,023    119,557,062    2,364,842      33,774,407
Shares repurchased                                                      (2,288,012)   (38,363,095)  (4,398,290)    (62,609,963)

Net increase (decrease)                                                  5,032,011   $ 81,193,967   (2,033,448)   $(28,835,556)


                                                                              21


--------------------------------------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

For the Year Ended December 31, 2000

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                          -----------------------
                                                                                   1999                         2000
                                                                                   ---------------------------------

CLASS C                                                                     SHARES         AMOUNT        SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                999,688   $ 16,915,102      351,286    $  4,982,198
Shares issued in connection with the reinvestment of:
   Distributions from net realized gain                                    247,673      3,657,804       38,767         566,773
                                                                         1,247,361     20,572,906      390,053       5,548,971
Shares repurchased                                                        (568,351)    (9,465,865)    (740,101)    (10,572,630)

Net increase (decrease)                                                    679,010   $ 11,107,041     (350,048)   $ (5,023,659)


                                                                                          YEAR ENDED DECEMBER 31,
                                                                                          -----------------------
                                                                                   1999                         2000
                                                                                   ---------------------------------

CLASS Y                                                                     SHARES         AMOUNT        SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------

Shares sold                                                                972,875   $ 16,586,441      156,868    $  2,289,327
Shares issued in connection with the reinvestment of:
   Dividends from net investment income                                      3,202         58,080            0               0
   Distributions from net realized gain                                    144,486      2,180,268       21,472         324,011

                                                                         1,120,563     18,824,789      178,340       2,613,338
Shares repurchased                                                        (184,433)    (3,171,748)    (384,312)     (5,653,007)

Net increase (decrease)                                                    936,130   $ 15,653,041     (205,972)   $ (3,039,669)

Increase (decrease) derived from capital shares transactions            12,795,920   $207,032,451   (6,002,595)   $(86,001,450)



5. LINE OF CREDIT. The Fund along with certain other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time by the lender. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 2000.

6. EXPENSE REDUCTIONS. The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Fund under such agreements are presented as a reduction of expenses in the Statement of Operations. For the year ended December 31, 2000, the Fund's expenses were reduced by $151,939 under these agreements.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Nvest Funds Trust II
and the Shareholders of the Nvest Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Growth and Income Fund (the "Fund"), a series of Nvest Funds Trust II, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts

February 9, 2001

                             ADDITIONAL INFORMATION


Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

     Voted For       Voted Against  Abstained Votes     Total Votes

   18,964,062.337     331,319.111     582,811.880      19,878,193.328

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and Westpeak Investment Advisors, L.P.

     Voted For       Voted Against  Abstained Votes     Total Votes

   18,988,417.145     333,823.167     555,953.016      19,878,193.328

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                               Affirmative        Withheld            Total
Graham T. Allison, Jr .....   50,351,179.727    1,891,502.478    52,242,682.205
Daniel M. Cain ............   50,358,991.628    1,883,690.577    52,242,682.205
Kenneth J. Cowan ..........   50,332,652.513    1,910,029.692    52,242,682.205
Richard Darman ............   50,340,819.239    1,901,862.966    52,242,682.205
Sandra O. Moose ...........   50,337,844.135    1,904,838.070    52,242,682.205
John A. Shane .............   50,350,695.242    1,891,986.963    52,242,682.205
Peter S. Voss .............   50,358,652.504    1,884,029.701    52,242,682.205
Pendleton P. White ........   50,336,723.808    1,905,958.397    52,242,682.205
John T. Hailer ............   50,354,056.572    1,888,625.633    52,242,682.205

--------------------------------------------------------------------------------
                                  NVEST FUNDS
--------------------------------------------------------------------------------

                           Nvest AEW Real Estate Fund
                              Nvest Balanced Fund
                             Nvest Bond Income Fund
                              Nvest Bullseye Fund
                           Nvest Capital Growth Fund
               Nvest Cash Management Trust - Money Market Series*
                        Nvest Government Securities Fund
                               Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
              Nvest Intermediate Term Tax Free Fund of California
                        Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                    Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                          Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                           Nvest Star Small Cap Fund
                             Nvest Star Value Fund
                           Nvest Star Worldwide Fund
                          Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                              Kobrick Growth Fund

    * Investments in money market funds are not insured or guaranteed by the
                         FDIC or any government agency.

--------------------------------------------------------------------------------
                               INVESTMENT MANAGERS

    AEW Management and Advisors                Loomis, Sayles & Company
         Back Bay Advisors                    Montgomery Asset Management
     Capital Growth Management                 RS Investment Management
  Harris Associates/Oakmark Funds      Vaughan, Nelson, Scarborough & McCullough
     Janus Capital Corporation               Westpeak Investment Advisors
          Jurika & Voyles
           Kobrick Funds

--------------------------------------------------------------------------------

                This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[NVEST FUNDS LOGO GOES HERE]

----------------------
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02266-8551
----------------------

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